Exhibit 10.2

EXECUTION VERSION

LOAN AND SECURITY AGREEMENT

Dated as of October 8, 2020

among

SIENA LENDING GROUP LLC

as Lender,

FREIGHTCAR NORTH AMERICA, LLC

JAC OPERATIONS, INC.
FREIGHT CAR SERVICES, INC.

JAIX LEASING COMPANY

FREIGHTCAR SHORT LINE, INC.

JOHNSTOWN AMERICA, LLC

FREIGHTCAR ALABAMA, LLC

FREIGHTCAR RAIL SERVICES, LLC

and

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

as Borrowers,

and

FREIGHTCAR AMERICA, INC.

as Guarantor

Loan and Security Agreement

TABLE OF CONTENTS

Page

1. LOANS AND LETTERS OF CREDIT.	1
1.1 Amount of Loans / Letters of Credit	1
1.2 Reserves re Revolving Loans / Letters of Credit	1
1.3 Protective Advances	2
1.4 Notice of Borrowing; Manner of Revolving Loan Borrowing	2
1.5 Other Provisions Applicable to Letters of Credit	2
1.6 Conditions of Making the Loans and Issuing Letters of Credit	3
1.7 Repayments	4
1.8 Voluntary Termination of Loan Facilities.	4
1.9 Obligations Unconditional	4
1.10 Reversal of Payments	5
2. INTEREST AND FEES; LOAN ACCOUNT.	6
2.1 Interest	6
2.2 Fees	6
2.3 Computation of Interest and Fees	6
2.4 Loan Account; Monthly Accountings	6
2.5 Further Obligations; Maximum Lawful Rate	6
3. SECURITY INTEREST GRANT / POSSESSORY COLLATERAL / FURTHER ASSURANCES.	7
3.1 Grant of Security Interest	7
3.2 Possessory Collateral	7
3.3 Further Assurances	7
3.4 UCC Financing Statements	8
4. CERTAIN PROVISIONS REGARDING ACCOUNTS, INVENTORY, COLLECTIONS, APPLICATIONS OF PAYMENTS, INSPECTION RIGHTS, AND APPRAISALS.	8
4.1 Cash Management	8
4.2 Application of Payments	9
4.3 Notification; Verification	10
4.4 Power of Attorney	10
4.5 Disputes	11
4.6 Inventory	11
4.7 Access to Collateral, Books and Records	12
4.8 Appraisals	12
5. REPRESENTATIONS, WARRANTIES AND COVENANTS.	12
5.1 Existence and Authority	12
5.2 Names; Trade Names and Styles	13
5.3 Title to Collateral; Third Party Locations; Permitted Liens; Immaterial Subsidiaries	13
5.4 Accounts, Chattel Paper and Inventory	14
5.5 Electronic Chattel Paper	14
5.6 Capitalization; Investment Property	14
5.7 Commercial Tort Claims	15

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Loan and Security Agreement

5.8 Jurisdiction of Organization; Location of Collateral	15
5.9 Financial Statements and Reports; Solvency	15
5.10 Tax Returns and Payments; Pension Contributions	16
5.11 Compliance with Laws; Intellectual Property; Licenses	16
5.12 Litigation	18
5.13 Use of Proceeds	18
5.14 Insurance	18
5.15 Financial, Collateral and Other Reporting / Notices	19
5.16 Litigation Cooperation	21
5.17 Maintenance of Collateral, Etc.	21
5.18 [Reserved]	21
5.19 No Default	21
5.20 No Material Adverse Change	21
5.21 Full Disclosure	21
5.22 Sensitive Payments	21
5.23 [Reserved]	21
5.24 [Reserved]	21
5.25 Negative Covenants	21
5.26 Financial Covenants	27
5.27 Employee and Labor Matters	28
5.28 Post Closing Matters	28
6. RELEASE, LIMITATION OF LIABILITY AND INDEMNITY.	28
6.1 Release	28
6.2 Limitation of Liability	28
6.3 Indemnity/Currency Indemnity	29
7. EVENTS OF DEFAULT AND REMEDIES.	29
7.1 Events of Default	29
7.2 Remedies with Respect to Lending Commitments/Acceleration/Etc.	32
7.3 Remedies with Respect to Collateral	32
8. LOAN GUARANTY.	34
8.1 Guaranty	34
8.2 Guaranty of Payment	34
8.3 No Discharge or Diminishment of Loan Guaranty	34
8.4 Defenses Waived	35
8.5 Rights of Subrogation	35
8.6 Reinstatement; Stay of Acceleration	35
8.7 Information	36
8.8 Termination	36
8.9 Maximum Liability	36
8.10 Contribution	36
8.11 Liability Cumulative	37
9. TAXES; mitigation obligations; replacement of lenders.	37
9.1 Taxes.	37
9.2 Mitigation Obligations; Replacement of Lender.	39
10. GENERAL PROVISIONS.	40
10.1 Notices	40

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Loan and Security Agreement

10.2 Severability	42
10.3 Integration	42
10.4 Waivers	42
10.5 Amendment	42
10.6 Time of Essence	42
10.7 Expenses, Fee and Costs Reimbursement	42
10.8 Benefit of Agreement; Assignability; Servicer	43
10.9 Recordation of Assignment	45
10.10 Participations	45
10.11 Headings; Construction	46
10.12 USA PATRIOT Act Notification	46
10.13 Counterparts; Email Signatures	46
10.14 GOVERNING LAW	46
10.15 WAIVERS AND JURISDICTION	46
10.16 Publication	47
10.17 Confidentiality	47
10.18 Borrowing Agency Provisions	48

Information Certificate

Schedule A	Description of Certain Terms
Schedule B	Definitions
Schedule C	Reserved
Schedule D	Reporting
Schedule E	Financial Covenants
Schedule F	Account Debtors Excluded from Concentration Limits
Schedule 5.25(m)	Existing Activities of Holdings
Exhibit A	Form of Notice of Borrowing
Exhibit B	Closing Checklist
Exhibit C	Client User Form
Exhibit D	Authorized Accounts Form
Exhibit E	Form of Account Debtor Notification
Exhibit F	Form of Compliance Certificate
Exhibit G	Form of Monthly Financial Model
Exhibit H	Form of Subordinated Intercompany Note

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Loan and Security Agreement

This Loan and Security Agreement (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of October 8, 2020 among (1) Siena Lending Group LLC, together with its successors and permitted assigns (“Lender”), (2) JAC Operations, Inc., a Delaware corporation (“JAC”), Freight Car Services, Inc., a Delaware corporation (“Freight”), JAIX Leasing Company, a Delaware corporation (“JAIX”), FreightCar Short Line, Inc., a Delaware corporation (“Short”), Johnstown America, LLC, a Delaware limited liability company (“Johnstown”), FreightCar Alabama, LLC, a Delaware limited liability company (“Alabama”), FreightCar Rail Services, LLC, a Delaware limited liability company (“Rail”), FreightCar Rail Management Services, LLC, a Delaware limited liability company (“Management”), FreightCar North America, LLC, a Delaware limited liability company (“FCNA” and together with JAC, Freight, JAIX, Short, Johnstown, Alabama, Rail, Management and any other Person who from time to time becomes a Borrower hereunder, collectively, the “Borrowers” and each individually, a “Borrower”) and (3) each of the Affiliates of the Borrowers signatory to this Agreement from time to time as guarantors (but excluding, for avoidance of doubt, any Excluded Foreign Subsidiaries) (each a “Guarantor” and collectively, the “Guarantors”). The Schedules and Exhibits to this Agreement are an integral part of this Agreement and are incorporated herein by reference. Terms used, but not defined elsewhere, in this Agreement are defined in Schedule B.

1.	LOANS AND LETTERS OF CREDIT.

1.1               Amount of Loans / Letters of Credit. Revolving Loans and Letters of Credit. Subject to the terms and conditions contained in this Agreement, including Sections 1.3 and 1.6, Lender shall, from time to time prior to the Maturity Date, at Borrowing Agent’s request, (i) make revolving loans to Borrowers (“Revolving Loans”), and (ii) make, or cause or permit a Participant (as defined in Section 10.10) to issue, letters of credit (“Letters of Credit”) available to Borrowers; provided, that after giving effect to each such Revolving Loan and each such Letter of Credit, (A) the outstanding balance of all Revolving Loans and the Letter of Credit Balance will not exceed the lesser of (x) the Maximum Revolving Facility Amount and (y) the Borrowing Base, and (B) none of the other Loan Limits for Revolving Loans will be exceeded. All Revolving Loans shall be made in and repayable in Dollars.

1.2               Reserves re Revolving Loans / Letters of Credit. Lender may, with prior notice (email or otherwise) to Borrowing Agent, from time to time establish and revise Reserves against the Borrowing Base and/or the Maximum Revolving Facility Amount in such amounts and of such types as Lender deems appropriate in its Permitted Discretion. Such Reserves shall be available for Borrowing Agent to view in Passport 6.0 simultaneously with the imposition thereof; provided, further that Lender shall have no liability for failing to provide such email notice. The amount of any Reserve established by the Lender shall have a reasonable relationship to the event, condition or other matter which is the basis for such Reserve as determined by the Lender (provided that the circumstances, conditions, events or contingencies existing or arising prior to the Closing Date and known to the Lender, in each case, prior to the Closing Date, shall, to the extent not reserved for as of the Closing Date, not be the basis for the establishment of any Reserves after the Closing Date, unless such circumstances, conditions, events or contingencies shall have changed since the Closing Date) in good faith and to the extent that such Reserve is in respect of amounts that may be payable to third parties. Lender may also deduct such Reserve from the Maximum Revolving Facility Amount at any time that such limit is less than the amount of the Borrowing Base. Without limiting the foregoing, references to Reserves shall include the Dilution Reserve. In no event shall the establishment of a Reserve in respect of a particular actual or contingent liability obligate Lender to make advances to pay such liability or otherwise obligate Lender with respect thereto.

1.3               Protective Advances. Any contrary provision of this Agreement or any other Loan Document notwithstanding, Lender is hereby authorized by Borrowers at any time after the occurrence and during the continuation of a Default or an Event of Default to make Revolving Loans to, or for the benefit of, Borrowers that Lender, in its sole discretion, deems necessary or desirable (i) to preserve or protect the Collateral, or any portion thereof or (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations (the “Protective Advances”). Any contrary provision of this Agreement or any other Loan Document notwithstanding, Lender may direct the proceeds of any Protective Advance to Borrowers or to such other Person as Lender determines in its Permitted Discretion. All Protective Advances shall be payable immediately upon demand.

1.4               Notice of Borrowing; Manner of Revolving Loan Borrowing. Borrowing Agent shall request each Revolving Loan by an Authorized Officer submitting such request via Passport 6.0 (or, if requested by Lender, by delivering, in writing or via an Approved Electronic Communication, a Notice of Borrowing substantially in the form of Exhibit A hereto) (each such request a “Notice of Borrowing”). Subject to the terms and conditions of this Agreement, including Sections 1.1 and 1.6, Lender shall, except as provided in Section 1.3, deliver the amount of the Revolving Loan requested in the Notice of Borrowing for credit to any account of Borrowers at a bank in the United States of America as Borrowing Agent may specify (provided that such deposit account shall be subject to a deposit control agreement in favor of Lender and approved by Lender in form and substance reasonably satisfactory to the Lender) by wire transfer of immediately available funds (a) on the same day if the Notice of Borrowing is received by Lender on or before 12:00 p.m. Eastern Time on a Business Day, or (b) on the immediately following Business Day if the Notice of Borrowing is received by Lender after 12:00 p.m. Eastern Time on a Business Day, or is received by Lender on any day that is not a Business Day. Lender shall charge to Revolving Loan the Lender’s usual and customary fees for the wire transfer of each Loan.

1.5               Other Provisions Applicable to Letters of Credit. Lender shall, on the terms and conditions set forth in this Agreement (including the terms and conditions set forth in Section 1.1 and Section 1.6), make Letters of Credit available to Borrowers either by issuing them, or by causing other financial institutions to issue them supported by Lender’s guaranty or indemnification; provided, that after giving effect to each Letter of Credit, the Letter of Credit Balance will not exceed the Letter of Credit Limit. Notwithstanding anything in this Agreement, the parties agree that in connection with Lender’s option to make Letters of Credit available to Borrowers by causing other financial institutions to issue Letters of Credit, Lender may cause or permit any Participant under this Agreement to cause other financial institutions to issue such Letters of Credit and thereafter (a) all such Letters of Credit shall be treated for all purposes under this Agreement as if such Letters of Credit were requested by Borrowing Agent and made available by Lender, (b) such Participant’s support of such Letters of Credit in the form of a guaranty or indemnification shall be treated as if such support had been made by Lender, (c) Borrowers hereby unconditionally and irrevocably, jointly and severally agree to pay to Lender the amount of each payment or disbursement made by such Participant or the applicable issuer under any such Letter of Credit honoring any demand for payment thereunder upon demand in accordance with the reimbursement provisions of this Section 1.5 and agrees that such reimbursement obligations of Borrowers constitute Obligations under this Agreement, and (d) any and all amounts paid by such Participant or the applicable issuer in respect of any such Letter of Credit will, at the election of Lender, be treated for all purposes as a Revolving Loan, and be payable, in the same manner as a Revolving Loan. Borrowers agree to execute all documentation reasonably required by Lender and/or the issuer of any Letter of Credit in connection with any such Letter of Credit. Borrowers hereby unconditionally and irrevocably, jointly and severally agree to reimburse Lender and/or the applicable issuer for each payment or disbursement made by Lender and/or the applicable issuer under any Letter of Credit honoring any demand for payment made thereunder, in each case on the date that such payment or disbursement is made. Borrowers’ reimbursement obligations hereunder shall be irrevocable and unconditional under all circumstances, including (w) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, (x) the existence of any claim, set-off, defense or other right which any Loan Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), Lender, any Participant, the applicable issuer under any Letter or Credit, or any other Person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Loan Party and the beneficiary named in any Letter of Credit), (y) any lack of validity, sufficiency or genuineness of any document which Lender or the applicable issuer has determined complies on its face with the terms of the applicable Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect, or (z) the surrender or impairment of any security for the performance or observance of any of the terms hereof. Any and all amounts paid by Lender and any Participant in respect of a Letter of Credit will, at the election of Lender, be treated for all purposes as a Revolving Loan, and bear interest, and be payable, in the same manner as a Revolving Loan.

1.6               Conditions of Making the Loans and Issuing Letters of Credit. Lender’s obligation to make any Loan or issue or cause any Letter of Credit to be issued under this Agreement is subject to the following conditions precedent, all of which must be satisfied in a manner acceptable to Lender (and as applicable, pursuant to documentation which in each case is in form and substance acceptable to Lender) as of each day that such Loan is made or such Letter of Credit is issued, as applicable:

(a)    Loans and Letters of Credit Made and/or Issued on the Closing Date: With respect to Loans made, and/or Letters of Credit issued, on the Closing Date, (i) each applicable Loan Party shall have duly executed and/or delivered, or, as applicable, shall have caused such other applicable Persons to have duly executed and or delivered, to Lender such agreements, instruments, documents and/or certificates listed on the closing checklist attached hereto as Exhibit B;1 (ii) Lender shall have completed its business and legal due diligence pertaining to the Loan Parties, their respective businesses and assets, with results thereof satisfactory to Lender in its sole discretion; (iii) Lender’s obligations and commitments under this Agreement shall have been approved by Lender’s Credit Committee; (iv) after giving effect to such Loans and Letters of Credit, as well as to the payment of all trade payables older than sixty (60) days past due and the consummation of all transactions contemplated hereby to occur on the Closing Date, closing costs and any book overdraft, Minimum Liquidity of Borrowers shall be no less than $12,000,000; and (v) Borrowers shall have paid to Lender all fees due on the Closing Date and payable under the terms of the Fee Letter, and shall have paid or reimbursed Lender for all of Lender’s reasonable and out-of-pocket costs, charges and expenses incurred through the Closing Date; and

(b)    All Loans and/or Letters of Credit: With respect to Loans made and/or Letters of Credit issued, on the Closing Date and/or at any time thereafter, in addition to the conditions specified in clause (a) above as applicable, (i) Borrowers shall have provided to Lender such information as Lender may reasonably require in order to determine the Borrowing Base, as of such borrowing or issue date, after giving effect to such Loans and/or Letters of Credit, as applicable; (ii) each of the representations and warranties set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified as to “materiality” or “Material Adverse Effect” in the text thereof) as of the date such Loan is made and/or such Letter of Credit is issued (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified as to “materiality” or “Material Adverse Effect” in the text thereof) as of such earlier date), both before and after giving effect thereto; and (iii) no Default or Event of Default shall be in existence, both before and immediately after giving effect thereto.

________________________

1 NTD: We understand that the landlord waivers for the Chicago HQ and Johnstown will be delivered within 30 days of closing. The only landlord waiver required at closing is for the Shoals facility.

1.7               Repayments.

(a)    Revolving Loans/Letters of Credit. If at any time for any reason whatsoever (including without limitation as a result of currency fluctuations) (i) the sum of the outstanding balance of all Revolving Loans and the Letter of Credit Balance exceeds the lesser of (x) the Maximum Revolving Facility Amount and (y) the Borrowing Base, or (ii) any of the Loan Limits for Revolving Loans or Letters of Credit are exceeded, then in each case, Borrowers will promptly, but in any event within one (1) Business Day, jointly and severally pay to Lender an amount equal to such excess (or, with respect to the Letter of Credit Balance, provide cash collateral to Lender in the manner set forth in clause (c) below) as shall cause Borrowers to eliminate such excess (such excess, an “Overadvance”). Borrower may, at any time prepay or re borrow Revolving Loans, in each case subject to the terms and conditions of this Agreement.

(b)    [Reserved]

(c)    Maturity Date Payments / Cash Collateral. All remaining outstanding monetary Obligations, including all accrued and unpaid fees described in the Fee Letter, shall be payable in full on the Maturity Date. Without limiting the generality of the foregoing, if, on the Maturity Date, there are any outstanding Letters of Credit, then on such date Borrowers shall provide to Lender cash collateral in an amount equal to 103% of the Letter of Credit Balance to secure all of the Obligations (including estimated attorneys’ fees and other expenses) relating to said Letters of Credit, pursuant to a cash pledge agreement in form and substance reasonably satisfactory to Lender.

(d)    Currency Due. If, notwithstanding the terms of this Agreement or any other Loan Document, Lender receives any payment from or on behalf of Borrowers or any other Person in a currency other than the Currency Due, Lender may convert the payment (including the monetary proceeds of realization upon any Collateral and any funds then held in a cash collateral account) into the Currency Due at exchange rate selected by Lender in the manner contemplated by Section 6.3(b) and Borrowers shall jointly and severally reimburse Lender on demand for all reasonable costs they incur with respect thereto. To the extent permitted by law, the obligation shall be satisfied only to the extent of the amount actually received by Lender upon such conversion.

1.8               Voluntary Termination of Loan Facilities.. Borrowers may, on at least fifteen (15) days prior and irrevocable written notice received by Lender, permanently terminate the Loan facilities by repaying all of the outstanding Obligations, including all principal, interest and fees with respect to the Revolving Loans, and an Early Payment/Termination Premium in the amount specified in the paragraph under the heading “Early Payment/Termination Premium” in the Fee Letter. If, on the date of a voluntary termination pursuant to this Section 1.8, there are any outstanding Letters of Credit, then on such date, and as a condition precedent to such termination, Borrowers shall provide to Lender cash collateral in an amount equal to 103% of the Letter of Credit Balance to secure all of the Obligations (including reasonable attorneys’ fees and other expenses) relating to said Letters of Credit, pursuant to a cash pledge agreement in form and substance reasonably satisfactory to Lender. From and after such date of termination, Lender shall have no obligation whatsoever to extend any additional Loans or Letters of Credit and all of its lending commitments hereunder shall be terminated.

1.9               Obligations Unconditional.

(a)    The payment and performance of all Obligations shall constitute the absolute and unconditional obligations of each Loan Party and shall be independent of any defense or rights of set-off, recoupment or counterclaim which any Loan Party or any other Person might otherwise have against Lender or any other Person. All payments required (other than by Lender) by this Agreement and/or the other Loan Documents shall be made in Dollars (unless payment in a different currency is expressly provided otherwise in the applicable Loan Document) paid free of any deductions or withholdings for any taxes or other amounts (except as set forth in Section 9.1) and without abatement, diminution or set-off. If any Loan Party is required by applicable law to make such a deduction or withholding from a payment under this Agreement or under any other Loan Document, such Loan Party shall pay to Lender such additional amount as is necessary to ensure that, after the making of such deduction or withholding, Lender receives (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made. Each Loan Party shall (i) pay the full amount of any deduction or withholding, which it is required to make by law, to the relevant authority within the payment period set by applicable law, and (ii) promptly after any such payment, deliver to Lender an original (or certified copy) official receipt issued by the relevant authority in respect of the amount withheld or deducted or, if the relevant authority does not issue such official receipts, such other evidence of payment of the amount withheld or deducted as is reasonably acceptable to Lender.

(b)    If, at any time and from time to time after the Closing Date (or at any time before or after the Closing Date with respect to (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith, or (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case for purposes of this clause (y) pursuant to Basel III, regardless of the date enacted, adopted or issued), (i) any change in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation, treaty or directive enacted or application thereof, or (iii) compliance by Lender with any request or directive (whether or not having the force of law) from any Governmental Authority, central bank or comparable agency (A) subjects Lender to any Taxes with respect to any Loan Document (except for Indemnified Taxes and Excluded Taxes), or (B) imposes on Lender any other condition or increased cost in connection with the transactions contemplated thereby or participations therein, and the result of any of the foregoing is to increase the cost to Lender of making or continuing any Loan or Letter of Credit or to reduce any amount receivable hereunder or under any other Loan Documents, then, in any such case, Borrowers shall promptly and jointly and severally pay to Lender, when notified to do so by Lender, any additional amounts necessary to compensate Lender, on an after-tax basis, for such additional cost or reduced amount as determined by Lender. Each such notice of additional amounts payable pursuant to this Section 1.9(b) submitted by Lender to Borrowing Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

(c)    This Section 1.9 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations.

1.10           Reversal of Payments. To the extent that any payment or payments made to or received by Lender pursuant to this Agreement or any other Loan Document are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to any trustee, receiver or other Person under any state, federal or other bankruptcy or other such applicable law, then, to the extent thereof, such amounts (and all Liens, rights and remedies therefore) shall be revived as Obligations (secured by all such Liens) and continue in full force and effect under this Agreement and under the other Loan Documents as if such payment or payments had not been received by Lender. This Section 1.10 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations.

2.	INTEREST AND FEES; LOAN ACCOUNT.

2.1               Interest. All Loans and other monetary Obligations shall bear interest at the interest rate(s) set forth in Section 3 of Schedule A, and accrued interest shall be payable (a) on the first day of each month in arrears, (b) upon a prepayment of such Loan in accordance with Section 1.8, and (c) on the Maturity Date; provided, that after the occurrence and during the continuation of an Event of Default, all Loans and other monetary Obligations shall, at the election of the Lender, bear interest at a rate per annum equal to two (2) percentage points in excess of the rate otherwise applicable thereto (the “Default Rate”), and all such interest shall be payable on demand. Changes in the interest rate shall be effective as of the date of any change in the Base Rate.

2.2               Fees. Borrowers shall jointly and severally pay Lender the fees set forth in the Fee Letter on the dates set forth therein, which fees are in addition to all fees and other sums payable by Borrowers or any other Person to Lender under this Agreement or under any other Loan Document, and, in each case are not refundable once paid.

2.3               Computation of Interest and Fees. All interest and fees shall be calculated daily on the outstanding monetary Obligations based on the actual number of days elapsed in a year of 360 days.

2.4               Loan Account; Monthly Accountings. Lender shall maintain a loan account for Borrowers reflecting all outstanding Loans and the Letters of Credit Balance, along with interest accrued thereon and such other items reflected therein (the “Loan Account”), and shall provide Borrowing Agent with a monthly accounting reflecting the activity in the Loan Account, viewable by Borrowing Agent on Passport 6.0. Each accounting shall be deemed correct, accurate and binding on Borrowers and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Lender), unless Borrowing Agent notifies Lender in writing to the contrary within thirty (30) days after such account is rendered, describing the nature of any alleged errors or omissions. However, Lender’s failure to maintain the Loan Account or to provide any such accounting shall not affect the legality or binding nature of any of the Obligations. Interest, fees and other monetary Obligations due and owing under this Agreement (including fees and other amounts paid by Lender to issuers of Letters of Credit) may, in Lender’s reasonable discretion, be charged to the Loan Account, and will thereafter be deemed to be Revolving Loans and will bear interest at the same rate as other Revolving Loans.

2.5               Further Obligations; Maximum Lawful Rate. With respect to all monetary Obligations for which the interest rate is not otherwise specified herein (whether such Obligations arise hereunder or under any other Loan Document, or otherwise), such Obligations shall bear interest at the rate(s) in effect from time to time with respect to the applicable Loan and shall be payable upon demand by Lender. In no event shall the interest charged with respect to any Loan or any other Obligation exceed the maximum amount permitted under applicable law. Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable or other amounts hereunder or under any other Loan Document (the “Stated Rate”) would exceed the highest rate of interest or other amount permitted under any applicable law to be charged (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest and other amounts payable shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, Borrowers shall, to the extent permitted by applicable law, continue to pay interest and such other amounts at the Maximum Lawful Rate until such time as the total interest and other such amounts received is equal to the total interest and other such amounts which would have been received had the Stated Rate been (but for the operation of this provision) the interest rate payable or such other amounts payable. Thereafter, the interest rate and such other amounts payable shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply. In no event shall the total interest or other such amounts received by Lender exceed the amount which it could lawfully have received had the interest and other such amounts been calculated for the full term hereof at the Maximum Lawful Rate. If, notwithstanding the prior sentence, Lender has received interest or other such amounts hereunder in excess of the Maximum Lawful Rate, such excess amount shall be applied to the reduction of the principal balance of the Loans or to other Obligations (other than interest) payable hereunder, and if no such principal or other Obligations are then outstanding, such excess or part thereof remaining shall be paid to Borrowers. In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made.

3.	SECURITY INTEREST GRANT / POSSESSORY COLLATERAL / FURTHER ASSURANCES.

3.1               Grant of Security Interest. To secure the full payment and performance of all of the Obligations, and subject to the Intercreditor Agreement, each Loan Party hereby collaterally assigns by way of security interest to Lender and grants to Lender a continuing security interest solely in the following property of each Loan Party, whether tangible or intangible, now or hereafter owned, existing, acquired or arising and wherever now or hereafter located (the “Collateral”): (a) all Accounts (whether or not Eligible Accounts), (b) all Inventory (whether or not Eligible Inventory), (c) to the extent arising from, relating to, evidencing or governing any of the items referred to in the preceding clauses (a) and (b), all Chattel Paper (including Electronic Chattel Paper), Instruments, Documents, Letter-of-Credit Rights, warehouse receipts, bills of lading, Supporting Obligations, (c) all Deposit Accounts (other than Excluded Accounts), cash, Cash Equivalents, books, records and general intangibles (including all software, all tax refunds for the most recent year and all rights to business interruption insurance and the proceeds thereof) to the extent used in the billing and collection of such Accounts but excluding, for the avoidance of doubt, Intellectual Property and (d) all proceeds and products of each of the items set forth in clauses (a), (b) and (c) hereof. Notwithstanding anything contained in this Agreement to the contrary, the terms “Collateral” shall not include Excluded Assets.

3.2               Possessory Collateral. Subject to the Intercreditor Agreement, promptly, but in any event no later than fifteen (15) days after any Loan Party’s receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including any Tangible Chattel Paper, in each case, with an individual value in excess of $250,000 or an aggregate value in excess of $500,000, such Loan Party shall deliver the original thereof to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance satisfactory to Lender in its Permitted Discretion). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as attorney and agent-in-fact (coupled with an interest) for each Loan Party, to endorse or assign the same on such Loan Party’s behalf.

3.3               Further Assurances.

(a)    Each Loan Party will, at the time that any Loan Party forms any direct or indirect Subsidiary, acquires any direct or indirect Subsidiary after the Closing Date (in each case, other than an Excluded Subsidiary), within thirty (30) days of such event (or such later date as permitted by Lender in its sole discretion) (i) cause such new Subsidiary to become a Loan Party and to grant Lender a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary; provided, that the foregoing shall not apply to Real Property, and (ii) provide to Lender all other documentation, including one or more opinions of counsel reasonably satisfactory to Lender, which, in its opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 3.3 shall constitute a Loan Document.

(b)    Subject to the Intercreditor Agreement, each Loan Party will, and will cause each of the other Loan Parties to, at any time upon the reasonable request of Lender, execute or deliver to Lender any and all financing statements, security agreements, assignments, opinions of counsel, and all other documents (the “Additional Documents”) that Lender may reasonably request in form and substance reasonably satisfactory to Lender, to create, perfect, and continue to be perfected or to better perfect Lender’s Liens in the Collateral of each of the Loan Parties (whether now owned or hereafter arising or acquired, tangible, intangible, real or personal), to create and perfect Liens in favor of Lender in any Real Property acquired by any other Loan Party with a fair market value in excess of $1,000,000, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, if any Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time following the request to do so, each Borrower and each other Loan Party hereby authorizes Lender to execute any such Additional Documents in the applicable Loan Party’s name and authorizes Lender to file such executed Additional Documents in any appropriate filing office.

(c)    Each Loan Party shall, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver (and/or use commercially reasonable efforts to cause such other applicable Person to take, execute, acknowledge and deliver) all such further acts, documents, agreements and instruments as Lender shall deem reasonably necessary in order to (i) carry out the intent and purposes of the Loan Documents and the transactions contemplated thereby, (ii) establish, create, preserve, protect and perfect a first priority lien (subject only to Permitted Liens) in favor of Lender in all Collateral (wherever located) from time to time owned by the Loan Parties, (iii) cause each Loan Party to guarantee all of the Obligations, all pursuant to documentation that is in form and substance satisfactory to Lender in its Permitted Discretion and (iv) facilitate the collection of the Collateral. Without limiting the foregoing, each Loan Party shall, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver (and/or use commercially reasonable efforts to cause such other applicable Person to take, execute, acknowledge and deliver) to Lender all promissory notes, security agreements, agreements with landlords, mortgagees and processors and other bailees, subordination and intercreditor agreements and other agreements, instruments and documents, in each case in form and substance reasonably acceptable to Lender, as Lender may request from time to time to perfect in the exercise of its Permitted Discretion, protect, and maintain Lender’s security interests in the Collateral, including the required priority thereof, and to fully carry out the transactions contemplated by the Loan Documents; provided, that the foregoing shall not apply to Real Property or Excluded Assets.

3.4               UCC Financing Statements. Each Loan Party authorizes Lender to file, transmit, or communicate, as applicable, from time to time, Uniform Commercial Code financing statements, along with amendments and modifications thereto, in all filing offices selected by Lender, listing such Loan Party as the debtor and Lender as the secured party, and describing the collateral covered thereby in such manner as Lender may elect, including using descriptions such as “all personal property of debtor” or “all assets of debtor” or words of similar effect. Each Loan Party also hereby ratifies its authorization for Lender to have filed in any filing office any financing statements filed prior to the date hereof.

4.	CERTAIN PROVISIONS REGARDING ACCOUNTS, INVENTORY, COLLECTIONS, APPLICATIONS OF PAYMENTS, INSPECTION RIGHTS, AND APPRAISALS.

4.1               Cash Management. Each Loan Party hereby represents and warrants that all Deposit Accounts (other than Excluded Accounts) and all other depositary and other accounts maintained by each Loan Party (other than Excluded Accounts) as of the Closing Date are described in Section 34 of the Information Certificate, which description includes for each such account the name of the Loan Party maintaining such account, the name of the financial institution at which such account is maintained, the account number, and the purpose of such account. After the Closing Date, within forty-five (45) days after the establishment of a Deposit Account (other than an Excluded Account) (or such later date as the Lender may agree in writing in its sole discretion), the applicable Loan Party shall cause such Deposit Account to be subject to a control agreement by and among the applicable Loan Party, the Lender and the depositary institution, in form and substance satisfactory to the Lender in its Permitted Discretion; provided, that, any existing Deposit Account (other than Excluded Accounts) shall not be closed prior to the establishment of a control agreement on such new Deposit Account . Each Loan Party will, at its expense, establish (and revise from time to time as Lender may require in its Permitted Discretion) procedures acceptable to Lender, in Lender’s Permitted Discretion, for the collection of checks, wire transfers and all other proceeds of all of such Loan Party’s Accounts and other Collateral (“Collections”), which shall include depositing all Collections received by such Loan Party into one or more bank accounts maintained in the name of such Loan Party (but as to which upon the occurrence and during the continuance of a Springing DACA Event, Lender will have exclusive access) (each, a “Springing DACA Account”), under an arrangement acceptable to Lender in its Permitted Discretion with a depository bank satisfactory to Lender in its Permitted Discretion, pursuant to which all funds deposited into each Springing DACA Account are, upon the occurrence and during the continuance of a Springing DACA Event, to be transferred to Lender in such manner, and with such frequency, as Lender shall specify. Each Borrower agrees to execute, and to cause its depository banks and other account holders to execute, such springing deposit account control agreements and other documentation as Lender shall require in its Permitted Discretion from time to time in connection with the foregoing, all in form and substance satisfactory to Lender in its Permitted Discretion, and in any event such arrangements and documents must be in place on the Closing Date with respect to accounts in existence on the Closing Date, in each case excluding Excluded Accounts. Prior to the Closing Date, Borrower shall deliver to Lender a complete and executed Authorized Accounts form regarding Borrower’s operating account(s) into which the proceeds of Loans are to be paid in the form of Exhibit D annexed hereto.

4.2               Application of Payments. All amounts paid to or received by Lender in respect of the monetary Obligations, from whatever source (whether from any Borrower or any other Loan Party pursuant to such other Loan Party’s guaranty of the Obligations, any realization upon any Collateral, or otherwise) shall, unless otherwise directed by Borrowing Agent with respect to any particular payment (unless an Event of Default shall then be continuing, in which event Lender may disregard Borrowing Agent’s direction), be applied by Lender to the Obligations in such order as Lender may elect, and absent such election shall be applied as follows:

(a)    FIRST, to reimburse Lender for all out-of-pocket costs and expenses, and all indemnified losses, incurred by Lender which are reimbursable to Lender in accordance with this Agreement and/or any of the other Loan Documents,

(b)    SECOND, to any accrued but unpaid interest on any Protective Advances,

(c)    THIRD, to the outstanding principal of any Protective Advances,

(d)    FOURTH, to any accrued but unpaid fees owing to Lender under this Agreement and/or any other Loan Documents,

(e)    FIFTH, to any unpaid accrued interest on the Obligations,

(f)     SIXTH, to the outstanding principal of the Obligations, and, to the extent required by this Agreement, to cash collateralize the Letter of Credit Balance, and

(g)    SEVENTH, to the payment of any other outstanding Obligations; and after payment in full in cash of all of the outstanding monetary Obligations, any further amounts paid to or received by Lender in respect of the Obligations (so long as no monetary Obligations are outstanding) shall be paid over to Borrowers or such other Person(s) as may be legally entitled thereto. For purposes of determining the Borrowing Base, such amounts will be credited to the Loan Account and the Collateral balances to which they relate upon Lender’s receipt of an advice from Lender’s Bank (set forth in Section 5 of Schedule A) that such items have been credited to Lender’s account at Lender’s Bank (or upon Lender’s deposit thereof at Lender’s Bank in the case of payments received by Lender in kind), in each case subject to final payment and collection. However, for purposes of computing interest on the Obligations, such items shall be deemed applied by Lender two (2) Business Day after Lender’s receipt of advice of deposit thereof at Lender’s Bank.

4.3               Notification; Verification. Lender or its designee may, from time to time, whether or not a Default or Event of Default has occurred: (a) verify directly with the Account Debtors of the Loan Parties (or by any reasonable manner and through any reasonable medium Lender considers advisable in the exercise of its Permitted Discretion) the validity, amount and other matters relating to the Accounts and Chattel Paper of the Loan Parties, by means of mail, telephone or otherwise, either in the name of the applicable Loan Party or Lender or such other name as Lender may choose and (b) notify Account Debtors of the Loan Parties that Lender has a security interest in the Accounts of the Loan Parties. Lender or its designee may, upon the occurrence and during the continuation of a Default or Event of Default: (a) require any Loan Party to cause all invoices and statements which it sends to Account Debtors or other third parties to be marked, in a manner satisfactory to Lender, to reflect Lender’s security interest therein and payment instructions acceptable to Lender (b) direct such Account Debtors to make payment thereof directly to Lender; such notification to be sent on the letterhead of such Loan Party and substantially in the form of Exhibit E annexed hereto; and (c) demand, collect or enforce payment of any Accounts and Chattel Paper (but without any duty to do so). After the occurrence and during the continuation of an Event of Default, each Loan Party hereby authorizes Account Debtors to make payments directly to Lender and to rely on notice from Lender without further inquiry. After the occurrence and during the continuation of an Event of Default, Lender may on behalf of each Loan Party endorse all items of payment received by Lender that are payable to such Loan Party for the purposes described above.

4.4               Power of Attorney.

Each Loan Party hereby grants to Lender an irrevocable power of attorney, coupled with an interest, authorizing and permitting Lender (acting through any of its officers, employees, attorneys or agents), at Lender’s option (and solely with respect to any actions taken by Lender under Section 4.4(a) below, in the exercise of its Permitted Discretion), but without obligation, with or without notice to such Loan Party, and at such Loan Party’s expense, to do any or all of the following, in such Loan Party’s name or otherwise:

(a)    (i) execute on behalf of such Loan Party any documents that Lender may deem advisable in order to perfect, protect and maintain Lender’s security interests, and priority thereof, in the Collateral (including such financing statements and continuation financing statements, and amendments or other modifications thereto, as Lender shall deem necessary or appropriate); (ii) endorse such Loan Party’s name on all checks and other forms of remittances received by Lender; (iii) pay any sums required on account of such Loan Party’s taxes or to secure the release of any Liens therefor; (iv) pay any amounts necessary to obtain, or maintain in effect, any of the insurance described in Section 5.14; (v) receive and otherwise take control in any manner of any cash or non-cash items of payment or Proceeds of Collateral; (vi) receive, open and process all mail addressed to such Loan Party at any post office box/lockbox maintained by Lender for such Loan Party or at any other business premises of Lender with Collections to be promptly transferred to any springing DACA Account maintained with the Lender and any mail unrelated to Collections to be promptly remitted to such Loan Party along with copies of all other mail addressed to such Loan Party and received by Lender, and (vii) endorse or assign to Lender on such Loan Party’s behalf any portion of Collateral evidenced by an agreement, Instrument or Document if an endorsement or assignment of any such items is not made by Borrowers pursuant to Section 3.2; and

(b)    After the occurrence and during the continuance of an Event of Default and subject to the terms and conditions of Section 7 of this Agreement; (i) execute on behalf of such Loan Party any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or lease (as lessor or lessee) any real or personal property which is part of the Collateral or in which Lender has an interest; (ii) execute on behalf of such Loan Party any invoices relating to any Accounts, any draft against any Account Debtor, any proof of claim in bankruptcy, any notice of Lien or claim, and any assignment or satisfaction of mechanic’s, materialman’s or other Lien; (iii) except as otherwise provided in Section 4.3 hereof, execute on behalf of such Loan Party any notice to any Account Debtor; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) grant extensions of time to pay, compromise claims relating to, and settle Accounts, Chattel Paper and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (vi) settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (vii) instruct any third party having custody or control of any Collateral or books or records belonging to, or relating to, such Loan Party to give Lender the same rights of access and other rights with respect thereto as Lender has under this Agreement or any other Loan Document; (viii) change the address for delivery of such Loan Party’s mail; (ix) [reserved]; and (x) instruct any Account Debtor to make all payments due to such Loan Party directly to Lender.

Any and all sums paid, and any and all costs, expenses, liabilities, obligations and reasonable attorneys’ fees incurred, by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations at such time. Each Loan Party agrees that Lender’s rights under the foregoing power of attorney and/or any of Lender’s other rights under this Agreement or the other Loan Documents shall not be construed to indicate that Lender is in control of the business, management or properties of such Loan Party.

4.5               Disputes. Each Loan Party shall promptly notify Lender of all disputes or claims involving an amount exceeding $250,000 relating to its Accounts and Chattel Paper. Subject in each case to the terms of this Agreement, each Loan Party agrees that it will not, without Lender’s prior written consent, compromise or settle any of its Accounts or Chattel Paper for less than the full amount thereof, grant any extension of time for payment of any of its Accounts or Chattel Paper, release (in whole or in part) any Account Debtor or other person liable for the payment of any of its Accounts or Chattel Paper or grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of its Accounts or Chattel Paper; except (unless otherwise directed by Lender during the existence of a Default or an Event of Default) such Loan Party may take any of such actions in the ordinary course of its business consistent with past practices.

4.6               Inventory.

(a)    Returns. No Loan Party will accept returns of any Inventory from any Account Debtor except in the ordinary course of its business. In the event the value of returned Inventory in any one calendar month exceeds $500,000 (collectively for all Loan Parties), Borrowers will notify Lender within fifteen (15) days (which notice shall specify the value of all such returned Inventory, the reasons for such returns, and the locations and the condition of such returned Inventory).

(b)    Sale on Return, etc. No Loan Party will, without Lender’s prior written consent, at any time, sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis.

(c)    Fair Labor Standards Act. Each Loan Party represents and warrants, and covenants that at all times, that all of the Inventory of each Loan Party has been, at all times will be, produced in all material respects in accordance with the Fair Labor Standards Act of 1938 and all rules, regulations and orders promulgated thereunder.

4.7               Access to Collateral, Books and Records. At reasonable times during normal business hours, Lender and/or its representatives or agents shall have the right to inspect the Collateral, and the right to examine and copy each Loan Party’s books and records not more than two (2) times per year (provided that such cap shall exclude any inspections and examinations undertaken prior to the Closing Date for the 2020 fiscal year), upon reasonable advance notice to the Borrowers; provided, however, that when an Event of Default exists the Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours as often as may be desired and without advance notice. Each Loan Party agrees to give Lender access to any or all of such Loan Party’s, and each of its Subsidiaries’, premises to enable Lender to conduct such inspections and examinations. Such inspections and examinations shall be at Borrowers’ expense and the charge therefor shall be $1,500 per person per day (or such higher amount as shall represent Lender’s then current standard charge), plus out-of-pocket expenses. Upon the occurrence and during the continuance of an Event of Default and in the event Lender elects to exercise remedies hereunder, Lender may, at Borrowers’ expense, use each Loan Party’s personnel, computer and other equipment, programs, printed output and computer readable media, supplies and premises for the collection, sale or other disposition of Collateral to the extent Lender, in its sole discretion, deems appropriate. Each Loan Party hereby irrevocably authorizes all accountants and other financial professional third parties to disclose and deliver to Lender, at Borrowers’ expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Loan Parties.

4.8               Appraisals. At reasonable times during normal business hours, each Loan Party will permit Lender and each of its representatives or agents to conduct appraisals and valuations of the Collateral, upon reasonable advance notice to the Borrower. The Borrowers shall pay the reasonable and documented fees and expenses of Lender and such professionals with respect to such appraisals, provided, that (i) Lender may obtain no more than one (1) appraisal of Collateral in any twelve (12) month period at the expense of the Borrowers and (ii) any Lender appraisal of Collateral prior to the Closing Date does not count towards the one (1) appraisal cap for the 2020 fiscal year. Notwithstanding the foregoing, Lender may cause additional appraisals and valuations to be done (A) at any time at its own expense upon reasonable prior notice to Borrowers and during normal business hours with the good faith cooperation of Borrowers and Lender so as to minimize any disruption of the Borrowers’ business, (B) if an Event of Default shall have occurred and be continuing, at the expense of the Borrowers and with reasonable advance notice and (C) if and to the extent (and only to the extent) required by applicable law.

5.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

To induce Lender to enter into this Agreement, each Loan Party represents, warrants and covenants as follows (it being understood and agreed that (a) each such representation and warranty (i) will be made as of the date hereof and be deemed remade as of each date on which any Loan is made or Letter of Credit is issued (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date, in which case such representation or warranty will be made as of such earlier and/or specified date), and (ii) shall not be affected by any knowledge of, or any investigation by, Lender, and (b) each such covenant (other than Section 5.26) shall continuously apply with respect to all times commencing on the date hereof and continuing until the Termination Date):

5.1               Existence and Authority. Each Loan Party is duly organized, incorporated, validly existing and in good standing under the laws of its jurisdiction of organization (which jurisdiction is identified in Section 3 of the Information Certificate) and is qualified to do business in each jurisdiction in which the operation of its business requires that it be qualified (which each such jurisdiction is identified in Section 16 of the Information Certificate), except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect such Person’s valid existence and good standing in its jurisdiction of organization and, except as could not reasonably be expected to result in a Material Adverse Effect, good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses. Each Loan Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. The execution, delivery and performance by each Loan Party of this Agreement and all of the other Loan Documents to which such Loan Party is a party have been duly and validly authorized, do not violate such Loan Party’s Organic Documents, or any law or any agreement or instrument or any court order which is binding upon any Loan Party or its property, do not constitute grounds for acceleration of any Indebtedness or obligation under any agreement or instrument which is binding upon any Loan Party or its property, and do not require the consent of any Person. No Loan Party is required to obtain any government approval, consent, or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of any of the Loan Documents except for consents or approvals, which failure to obtain could not reasonably be expected to result in a Material Adverse Effect. This Agreement and each of the other Loan Documents have been duly executed and delivered by, and are enforceable against each of the Loan Parties who have signed them, in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 20 of the Information Certificate sets forth the ownership of each Borrower. Section 20 of the Information Certificate sets forth the ownership of each of Borrowers’ Subsidiaries. Section 12 of the Information Certificate sets forth a complete list of all such Subsidiaries which are Excluded Subsidiaries as of the Closing Date.

5.2               Names; Trade Names and Styles. The name of each Loan Party set forth in Section 1 of each Information Certificate is its correct and complete legal name as of the date hereof, and no Loan Party has used any other name at any time in the past five years, or at any time will use any other name, in any tax filing made in any jurisdiction. Listed in Section 8 of the Information Certificate are all prior names used by each Loan Party at any time in the past five years. Listed in Section 7 of the Information Certificate are all of the present and prior trade names used by any Loan Party at any time in the past five years. Subject to Section 5.8, Borrowers shall give Lender at least fifteen (15) days’ prior written notice (and will deliver an updated Section 7 or Section 8 of the Information Certificate, as applicable, to reflect the same) before it or any other Loan Party changes its legal name or does business under any other name.

5.3               Title to Collateral; Third Party Locations; Permitted Liens; Immaterial Subsidiaries. Each Loan Party has, and at all times will continue to have, good and marketable title to all of the Collateral. The Collateral now is, and at all times will remain, free and clear of any and all Liens, except for Permitted Liens. Lender now has, and will at all times continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, and each Loan Party will at all times defend Lender and the Collateral against all claims of others. Except for leases or subleases as to which Borrowers shall use commercially reasonable efforts to deliver to Lender a landlord’s waiver in form and substance satisfactory to Lender in its Permitted Discretion, no Loan Party is or will be a lessee or sublessee under any real property lease or sublease. Except for warehouses as to which Borrowers shall use commercially reasonable efforts to deliver to Lender a warehouseman’s waiver in form and substance satisfactory to Lender in its Permitted Discretion, no Loan Party is or will at any time be a bailor of any Goods at any warehouse or otherwise. Prior to causing or permitting any Collateral to at any time be located upon premises other than the locations listed in Sections 25-29 of the Information Certificate, in which any third party (including any landlord, warehouseman, or otherwise) has an interest, Borrowers shall notify Lender and the applicable Loan Party shall use commercially reasonable efforts to cause each such third party to execute and deliver to Lender, in form and substance satisfactory to Lender in its Permitted Discretion, such waivers, collateral access agreements, and subordinations as Lender shall specify, so as to, among other things, ensure that Lender’s rights in the Collateral are, and will at all times continue to be, superior to the rights of any such third party and that Lender has access to such Collateral. Each applicable Loan Party will keep at all times in full force and effect, and will comply in all material respects at all times with all the terms of, any lease of real property where any of the Collateral now or in the future may be located. If at any time any Subsidiary that has previously been designated as an Immaterial Subsidiary shall cease to satisfy any of the requirements for an Immaterial Subsidiary, Borrowers shall promptly give written notice of such occurrence to Lender.

5.4               Accounts, Chattel Paper and Inventory.

(a)    As of each date reported by Borrowers, all Accounts which Borrowers have then reported to Lender as then being Eligible Accounts comply in all material respects with the criteria for eligibility set forth in the definition of Eligible Accounts. All such Accounts and Chattel Paper are genuine and in all respects what they purport to be, arise out of a completed, bona fide and unconditional and non-contingent sale and delivery of goods or rendition of services by Borrowers in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto, each Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to such Accounts and Chattel Paper were executed, and the transactions giving rise to such Accounts and Chattel Paper comply in all material respects with all applicable laws and governmental rules and regulations.

(b)    As of each date reported by Borrowers, all Inventory which Borrowers have then reported to Lender as then being Eligible Inventory complies in all respects with the criteria for eligibility set forth in the definition of Eligible Inventory.

5.5               Electronic Chattel Paper. To the extent that any Loan Party obtains or maintains any Electronic Chattel Paper with an individual value in excess of $250,000 or an aggregate value in excess of $500,000, such Loan Party shall at all times create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (a) a single authoritative copy of the record or records exists which is unique, identifiable and except as otherwise provided below, unalterable, (b) the authoritative copy identifies Lender as the assignee of the record or records, (c) the authoritative copy is communicated to and maintained by Lender or its designated custodian, (d) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Lender, (e) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (f) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

5.6               Capitalization; Investment Property.

(a)    No Loan Party, directly or indirectly, owns any Equity Interests of any other Person except as set forth in Sections 20 and 36 of the Information Certificate, which such Sections of the Information Certificate list all Investment Property owned by each Loan Party, except in each case for Permitted Investments.

(b)    No Loan Party owns, or has any present intention of acquiring, any “margin security” or any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System (herein called “margin security” and “margin stock”). None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry, any margin security or margin stock or for any other purpose which might constitute the transactions contemplated hereby a “purpose credit” within the meaning of said Regulations T, U or X, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Exchange Act, or any rules or regulations promulgated under such statutes.

(c)    No Loan Party shall vote to enable, or take any other action to cause or to permit, any Issuer to issue any Equity Interests of any nature, or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of any Issuer, except for Permitted Equity Issuances or otherwise permitted under this Agreement.

(d)    No Loan Party shall take, or fail to take, any action that would in any manner impair the value or the enforceability of Lender’s Lien on any of the Investment Property, or any of Lender’s rights or remedies under this Agreement or any other Loan Document with respect to any of the Investment Property.

5.7               Commercial Tort Claims. No Loan Party has any Commercial Tort Claims pending other than those listed in Section 35 of the Information Certificate, and each Loan Party shall promptly (but in any case no later than five (5) Business Days thereafter) notify Lender in writing upon incurring or otherwise obtaining a Commercial Tort Claim with an individual value in excess of $250,000 or an aggregate value in excess of $500,000, after the date hereof against any third party. Such notice shall constitute such Loan Party’s authorization to amend such Section 35 to add such Commercial Tort Claim and shall automatically be deemed to amend such Section 35 to include such Commercial Tort Claim.

5.8               Jurisdiction of Organization; Location of Collateral. Sections 15 and 25-29 of the Information Certificate set forth (a) each place of business of each Loan Party (including its chief executive office), (b) all locations where all Inventory and other Collateral owned by each Loan Party is kept, and (c) whether each such Collateral location and/or place of business (including each Loan Party’s chief executive office) is owned by a Loan Party or leased (and if leased, specifies the complete name and notice address of each lessor). No Collateral is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as expressly indicated in Sections 25-29 of the Information Certificate. Each Loan Party will not change its jurisdiction of organization, or change its chief executive office or the location of its books and records; provided, that any Loan Party may (i) change its jurisdiction of organization to a jurisdiction within the United States or organizational identity, in each case, if written notice of such change is provided to the Lender at least fifteen (15) days (or such shorter period as may be agreed by the Lender in writing in its sole discretion) prior to such change, (ii) change its name or organizational identification number if prompt written notice of such change is provided to the Lender (which shall in any event be provided within ten (10) days (or such later date as may be agreed by the Lender in writing in its sole discretion) of such change), or (iii) change its chief executive office if prompt written notice of such change is provided to the Lender (which shall in any event be provided within twenty (20) Business Days (or such later date as may be agreed by the Lender in writing in its sole discretion) of such change).

5.9               Financial Statements and Reports; Solvency.

(a)    All financial statements delivered to Lender by or on behalf of any Loan Party have been, and at all times will be, prepared in conformity with GAAP and completely and fairly in all material respects reflect the financial condition of each Loan Party and its Subsidiaries covered thereby, at the times and for the periods therein stated.

(b)    As of the date hereof (after giving effect to the Loans and Letters of Credit to be made or issued on the date hereof, and the consummation of the transactions contemplated hereby), and as of each other day that any Loan or Letter of Credit is made or issued (after giving effect thereof), the Loan Parties, on a consolidated basis, are Solvent.

5.10           Tax Returns and Payments; Pension Contributions. Each Loan Party has timely filed all material tax returns and reports required by applicable law, has timely paid all income and other material Taxes, assessments, deposits and contributions owing by such Loan Party and will timely pay all such material items in the future as they became due and payable. Each Loan Party may, however, defer payment of any contested taxes; provided, that such Loan Party (a) in good faith contests its obligation to pay such Taxes by appropriate proceedings promptly and diligently instituted and conducted; (b) notifies Lender in writing of the commencement of, and any material development in, the proceedings; (c) posts bonds or takes any other commercially reasonable steps required to keep the contested taxes from becoming a Lien upon any of the Collateral and (d) maintains adequate reserves therefor in conformity with GAAP. No Loan Party is aware of any claims or adjustments proposed for any prior tax years that could result in additional taxes becoming due and payable by any Loan Party. Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable laws. Each Plan that is intended to be a qualified plan under Section 401(a) of the Code can rely on a favorable determination letter or opinion letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of each Loan Party, nothing has occurred that would prevent or cause the loss of such tax-qualified status. There are no pending or, to the best knowledge of any Loan Party or any ERISA Affiliate, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred, and no Loan Party or any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan, in each case that could reasonably be expected to result in a Material Adverse Effect. Each Loan Party and each ERISA Affiliate has met the applicable requirements under the Pension Funding Rules in respect of each Pension Plan in all material respects, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained, in each case except as could not reasonably be expected to result in a Material Adverse Effect.  As of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher; no Loan Party or any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid, except as could not reasonably be expected to result in liabilities individually or in the aggregate to any Loan Party or ERISA Affiliate in excess of $50,000. No Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA except as could not reasonably be expected to result in a Material Adverse Effect No Pension Plan has been terminated by the plan administrator thereof or by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan, in each case, except as could not reasonably be expected to result in a Material Adverse Effect.

5.11           Compliance with Laws; Intellectual Property; Licenses.

(a)    Each Loan Party has complied, and will continue at all times to comply, with all provisions of all applicable laws and regulations, including those relating to the ownership, use or operations of real or personal property, the conduct and licensing of each Loan Party’s business, the payment and withholding of Taxes, ERISA and other employee matters, and safety and environmental matters except, in any case, where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect.

(b)    No Loan Party has received written notice of default or violation, nor is any Loan Party in default or violation, with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any federal, state, local, municipal or other Governmental Authority relating to any aspect of any Loan Party’s business, affairs, properties or assets. No Loan Party has received written notice of or been charged with, or is, to the knowledge of any Loan Party, under investigation with respect to, any violation in any material respect of any provision of any applicable law. To the knowledge of any Loan Party, no Loan Party is subject to any federal, state or local investigation to determine whether any remedial action is required to be taken by any Loan Party to address any releases of hazardous materials at, on, or under any real property currently leased or owned by a Loan Party where such remedial action would reasonably be expected to have a Material Adverse Effect.

(c)    No Loan Party owns any Intellectual Property that is the subject of, with respect to patents, an issued patent, registration or application for patent, and with respect to other Intellectual Property, registration or application, except as set forth in Sections 30-32 of the Information Certificate. Except as set forth in Section 30-32 of the Information Certificate, none of the Intellectual Property owned by any Loan Party is the subject of any exclusive licensing or franchise agreement pursuant to which such Loan Party is the licensor or franchisor. Except as would not have or be reasonably expected to result in a Material Adverse Effect, each Loan Party owns or has, and will at all times continue to own or have, the valid right to use all patents, trademarks, copyrights, software, computer programs, equipment designs, network designs, equipment configurations, technology and other Intellectual Property used, marketed and sold in such Loan Party’s business, and each Loan Party is in compliance, and will continue at all times to comply with all licenses, user agreements and other such agreements regarding the use of Intellectual Property. No Loan Party has any knowledge that, or has received any notice claiming that, any of such Intellectual Property infringes upon or violates the rights of any other Person.

(d)    Except as would not have or be reasonably expected to result in a Material Adverse Effect, each Loan Party has and will continue at all times to have, all federal, state, local and other licenses and permits required to be maintained in connection with such Loan Party’s business operations, and its ownership, use and operation of any real property, and all such licenses and permits, necessary for the operation of the business are valid and will remain and in full force and effect. Except as would not have or reasonably be expected to result in a Material Adverse Effect, each Loan Party has, and will continue at all times to have, complied with the requirements of such licenses and permits, and has received no written notice of any pending or threatened proceedings for the suspension, termination, revocation or limitation thereof. No Loan Party is aware of any facts or conditions that could reasonably be expected to cause or permit any of such licenses or permits to be voided, revoked or withdrawn.

(e)    In addition to and without limiting the generality of clause (a) above, (i) without the prior written consent of Lender, not take any action or fail to take action the result of which could result in a Loan Party or ERISA Affiliate incurring a material liability to the PBGC or to a Multiemployer Plan (other than to pay contributions or premiums payable in the ordinary course), (ii) allow any facts or circumstances to exist with respect to one or more Plans that, in the aggregate, reasonably could be expected to result in a Material Adverse Effect, (iii) operate each Plan in such a manner that will not incur any material tax liability under the IRC (including Section 4980B of the IRC), and (iv) furnish to Lender upon Lender’s written request such additional information about any Plan for which any Loan Party or ERISA Affiliate could reasonably expect to incur any material liability. With respect to each Pension Plan (other than a Multiemployer Plan) except as could not reasonably be expected to result in material liability to the Loan Parties, the Loan Parties and the ERISA Affiliates shall (y) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of the IRC and of ERISA, and (z) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to ERISA.

5.12           Litigation. Except as disclosed on Section 45 of the Information Certificate, there are no claims, proceedings, litigation or investigations pending or (to the best of each Loan Party’s knowledge) threatened against any Loan Party as of the Closing Date that either individually or in the aggregate would be reasonably expected to result in a Material Adverse Effect. There is no claim, suit, litigation, proceeding or investigation pending or (to the best of each Loan Party’s knowledge) threatened by or against or affecting any Loan Party in any court or before any Governmental Authority (or any basis therefor known to any Loan Party) which may reasonably be expected to result, either separately or in the aggregate, in a Material Adverse Effect.

5.13           Use of Proceeds. All proceeds of all Loans and Letters of Credit shall be used by Borrowers solely (a) with respect to Loans made on the Closing Date, to fund, in part, the Transactions and pay the Transaction Expenses, (b) to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, (c) for Borrowers’ working capital and other general corporate purposes and (d) for such other purposes not otherwise prohibited by this Agreement. All proceeds of all Loans and Letters of Credit will be used solely for lawful business purposes.

5.14           Insurance.

(a)    Each Loan Party will at all times carry property, liability and other insurance, with insurers reasonably acceptable to Lender, in such form and amounts, and with such deductibles and other provisions, as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and, in any event, in amount, adequacy and scope satisfactory to the Lender in its exercise of its Permitted Discretion, and Borrowers will provide Lender, upon Lender’s written request, with evidence satisfactory to Lender that such insurance is, at all times, in full force and effect. A true and complete listing of such insurance as of the Closing Date, including issuers, coverages and deductibles, is set forth in Section 43 of the Information Certificate. Each property insurance policy shall name Lender as lender loss payee and shall contain a lender’s loss payable endorsement in form acceptable to Lender, each liability insurance policy shall name Lender as an additional insured, and each business interruption insurance policy shall be collaterally assigned to Lender, all in form and substance reasonably satisfactory to Lender. All policies of insurance shall provide that they may not be cancelled or changed without at least thirty (30) days’ prior written notice to Lender (or ten (10) days in the case of cancellation for non-payment of premium), and shall otherwise be in form and substance reasonably satisfactory to Lender. Borrowers shall advise Lender promptly of any policy cancellation, non-renewal, reduction, or material amendment with respect to any insurance policies maintained by any Loan Party or any receipt by any Loan Party of any notice from any insurance carrier regarding any intended or threatened cancellation, non-renewal, reduction or material amendment of any of such policies, and Borrowers shall promptly deliver to Lender copies of all notices and related documentation received by any Loan Party in connection with the same.

(b)    Borrowers shall deliver to Lender no later than fifteen (15) days prior to the expiration of any then current insurance policies, insurance certificates evidencing renewal of all such insurance policies required by this Section 5.14. Borrowers shall deliver to Lender, upon Lender’s request, certificates evidencing such insurance coverage in such form as Lender shall specify.

5.15           Financial, Collateral and Other Reporting / Notices. Each Loan Party has kept and will at all times keep adequate records and books of account with respect to its business activities and the Collateral in which proper entries are made in accordance with GAAP reflecting all its financial transactions. Each Loan Party will cause to be prepared and furnished to Lender, in each case in a form and in such detail as is reasonably acceptable to Lender the following items (the items to be provided under this Section 5.15 shall be delivered to Lender by posting on Passport 6.0 (or, if requested by Lender, by another form of Approved Electronic Communication or in writing)).

(a)    Annual Financial Statements. Not later than ninety (90) days after the close of each Fiscal Year, audited financial statements of each Loan Party as of the end of such Fiscal Year, including balance sheet, income statement, and statement of cash flow for such Fiscal Year, in each case on a consolidated basis, audited and certified (without qualification) by Deloitte & Touche LLP or any other independent certified public accounting firm of nationally recognized standing selected by the Borrowers and satisfactory to the Lender, in Lender’s exercise of its Permitted Discretion, together with a copy of any management letter issued in connection therewith. Concurrently with the delivery of such financial statements, Borrowing Agent shall deliver to Lender a Compliance Certificate, indicating whether (i) Borrowers are in compliance with each of the covenants specified in Section 5.26, and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default is then in existence;

(b)    Interim Financial Statements. Not later than thirty (30) days after the end of each month hereafter, including the last month of each Fiscal Year, (i) the Monthly Financial Model and (ii) unaudited interim financial statements of each Loan Party as of the end of such month and of the portion of such Fiscal Year then elapsed, including balance sheet, income statement, statement of cash flow, and results of their respective operations during such month and the then-elapsed portion of the Fiscal Year, together with comparative figures for the same periods in the immediately preceding Fiscal Year and the corresponding figures from the budget for the Fiscal Year covered by such financial statements, in each case on a consolidated, certified by an Authorized Officer of Borrowing Agent as prepared in accordance with GAAP and fairly presenting the consolidated financial position and results of operations (including management discussion and analysis of such results) of each Loan Party for such month and period subject only to changes from ordinary course year-end audit adjustments and except that such statements need not contain footnotes. Concurrently with the delivery of such financial statements, Borrowing Agent shall deliver to Lender a Compliance Certificate, indicating whether (i) Borrowers are in compliance with each of the covenants specified in Section 5.26, and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default is then in existence;

Documents required to be delivered pursuant to Section 5.15(a) or (b) or Section 5.15(e) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Holdings or the Borrowers post such documents, or provides a link thereto on Holdings’ website; or (ii) on which such documents are posted on Holdings’ or the Borrowers’ behalf on another relevant website to which the Lender has access; provided that: (i) Holdings and the Borrowers shall deliver paper copies of such documents to the Lender if requested and (ii) the Borrowers shall notify the Lender of the posting of any such documents. The Lender shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Holdings or the Borrowers with any such request for delivery, and Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

(c)    Borrowing Base / Collateral Reports / Insurance Certificates / Information Certificates / Other Items. The items described on Schedule D hereto by the respective dates set forth therein.

(d)    Projections, Etc. Not later than thirty (30) days after the end of each Fiscal Year, monthly business projections for the following Fiscal Year for the Loan Parties on a consolidated basis, which projections shall include for each such period Borrowing Base projections, profit and loss projections, balance sheet projections, income statement projections and cash flow projections, together with appropriate supporting details and a statement of underlying assumptions used in preparing such projections;

(e)    Shareholder Reports, Etc. To the extent the following are not publicly available on the website of https://investors.freightcaramerica.com/corporate-profile/default.aspx or on the website of the Securities and Exchange Commission, promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which each Loan Party has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which any Loan Party files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor, or any national securities exchange;

(f)     ERISA Event. Each Loan Party shall promptly notify Lender upon having knowledge of any ERISA Event; and

(g)    Tax Returns. Upon request from Lender, each federal and state income tax return filed by any Loan Party promptly, together with such supporting documentation as is supplied to the applicable tax authority with such return and proof of payment of any amounts owing with respect to such return.

(h)    Notification of Certain Changes. Borrowers will promptly (and in no case later than the earlier of (i) three (3) Business Days after the occurrence of any of the following and (ii) such other date that such information is required to be delivered pursuant to this Agreement or any other Loan Document) notify Lender in writing of: (i) the occurrence of any Default or Event of Default, (ii) the occurrence of any event that has had, or could reasonably be expected to have, a Material Adverse Effect, (iii) [reserved], (iv) any material investigation, action, suit, proceeding or claim (or any material development with respect to any existing investigation, action, suit, proceeding or claim) relating to any Loan Party, any officer or director of a Loan Party, the Collateral or which could reasonably be expected to have a Material Adverse Effect, (v) any violation or asserted violation of any applicable law (including OSHA or any environmental laws), if an adverse resolution would be reasonably expected to have a Material Adverse Effect, (vi) any event or the existence of any circumstance that has resulted in, or could reasonably be expected to result in, any Material Adverse Effect, any Default, or any Event of Default, or which would make any representation or warranty previously made by any Loan Party to Lender untrue in any material respect or constitute a material breach if such representation or warranty was then being made, (vii) any actual breach of any Material Contract or termination (other than in accordance with its terms) of any Material Contract or any material amendment to or modification of a Material Contract, and (viii) any change in any Loan Party’s certified accountant. In the event of each such notice under this Section 5.15(h), Borrowers shall give notice to Lender of the action or actions that each Loan Party has taken, is taking, or proposes to take with respect to the event or events giving rise to such notice obligation.

(i)     Other Information. Promptly upon request, such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or each Loan Party’s business or financial condition or results of operations.

5.16           Litigation Cooperation. Should any third-party suit, regulatory action, or any other judicial, administrative, or similar proceeding be instituted by or against Lender with respect to any Collateral or in any manner relating to any Loan Party, this Agreement, any other Loan Document or the transactions contemplated hereby, each Loan Party shall, without expense to Lender, make available each Loan Party, such Loan Party’s officers, employees and agents, and any Loan Party’s books and records, without charge, to the extent that Lender may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

5.17           Maintenance of Collateral, Etc. Each Loan Party will maintain all of the Collateral in good working condition, ordinary wear and tear excepted, and no Loan Party will use the Collateral for any unlawful purpose.

5.18           [Reserved].

5.19           No Default. No Default or Event of Default has occurred and is continuing.

5.20           No Material Adverse Change. Since June 30, 2020, there has been no event, change, circumstance, condition, development or occurrence that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

5.21           Full Disclosure. No written report, notice, certificate, information or other statement delivered or made (including, in electronic form) by or on behalf of any Loan Party or any of their respective Affiliates to Lender in connection with this Agreement or any other Loan Document (other than projections, forecasts and other forward-looking information and information of a general economic or industry-specific nature), as modified or supplemented by other information so furnished contains or will at any time contain any untrue statement of a material fact, or omits or will at any time omit to state any material fact necessary to make any statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Except for matters of a general economic or political nature which do not affect any Loan Party uniquely, there is no fact presently known to any Loan Party which has not been disclosed to Lender, which has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.22           Sensitive Payments. No Loan Party (a) has made or will at any time make any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the applicable laws of the United States or the jurisdiction in which made or any other applicable jurisdiction, (b) has established or maintained or will at any time establish or maintain any unrecorded fund or asset for any purpose or made any false or artificial entries on its books, (c) has made or will at any time make any payments to any Person with the intention that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment, or (d) has engaged in or will at any time engage in any “trading with the enemy” or other transactions violating any rules or regulations of the Office of Foreign Assets Control or any similar applicable laws, rules or regulations.

5.23           [Reserved]1..

5.24           [Reserved].

5.25           Negative Covenants. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries (other than any Railcar Leasing Subsidiary) to, without Lender’s prior written consent:

(a)    Create, incur, assume or suffer to exist any Indebtedness, except for Permitted Indebtedness.

(b)    Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for Permitted Liens.

(c)    Enter into any merger, acquisition, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or business (whether now owned or hereafter acquired) or less than all of the Equity Interests of any Subsidiary (except to qualified directors if required by law), except that:

(i)     so long as no Default or Event of Default exists or would result therefrom, any Loan Party may be merged, amalgamated or consolidated with or into FCNA or any Borrower (provided that FCNA or a Borrower shall be the continuing or surviving corporation or simultaneously with such merger, amalgamation or consolidation, the continuing or surviving Person shall become a Loan Party and the Borrowers shall comply with Section 3.3 in connection therewith);

(ii)   any Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party;

(iii) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to Holdings or any Loan Party;

(iv)  any Subsidiary that is not a Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to any other Subsidiary that is not a Loan Party;

(v)    so long as no Default or Event of Default exists or would result therefrom, any Disposition permitted by Section 5.25(d) and any merger, amalgamation, consolidation, dissolution, liquidation, investment or Disposition the purpose of which is to effect a Disposition permitted by Section 5.25(d) may be consummated;

(vi)  Holdings and its Subsidiaries may consummate the Transactions as contemplated by, and in compliance with, the Loan Documents;

(vii)            Holdings and its Subsidiaries may consummate the Shoals Facility Lease Termination;

(viii)          Holdings and its Subsidiaries may consummate the Mexico JV Transaction as contemplated by, and in compliance with, the Mexico JV Acquisition Agreement; and

(ix)  any Subsidiary may liquidate or dissolve if (i) FCNA determines in good faith that such liquidation or dissolution is in the best interest of FCNA and the Subsidiaries and is not materially disadvantageous to the Lender and (ii) if such Subsidiary is a Loan Party, any assets or business of such Subsidiary not otherwise disposed of or transferred in accordance with this Section 5.25(c) and Section 5.25(d) or, in the case of any such business, discontinued, shall be transferred to, or otherwise owned or conducted by, a Loan Party after giving effect to such liquidation or dissolution.

(d)    Dispose of any of its Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any Equity Interests of such Subsidiary to any Person, except for Permitted Asset Dispositions.

(e)    Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that so long as no Default or Event of Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(i)     FCNA or any Subsidiary may make Restricted Payments to another Loan Party;

(ii)   FCNA or any Subsidiary may make Restricted Payments to Holdings, the proceeds of which will be used to pay the Tax Distribution Amount or any Parent Expenses;

(iii) Holdings may declare and make Restricted Payments on any class of Equity Interests of Holdings payable solely in the form of Qualified Equity Interests of Holdings;

(iv)  FCNA or any Subsidiary may make Restricted Payments to, directly or indirectly, purchase the Equity Interests of Holdings from present or former officers, directors, consultants, agents or employees (or their estates, trusts, family members or former spouses) of Holdings or any Subsidiary upon the death, disability, retirement or termination of the applicable officer, director, consultant, agent or employee; provided that the aggregate amount of payments under this Section 5.25(e)(vi) shall not exceed $1,000,000 in any calendar year; provided, further, that such amount in any calendar year may be increased by an amount not to exceed the sum of:

(A) the net cash proceeds received from key man life insurance policies received by Holdings or any Subsidiary; plus

(B) to the extent contributed to FCNA as common equity, the net cash proceeds from the sale of Equity Interests (other than Disqualified Equity Interests) of Holdings to directors, consultants, officers or employees of Holdings, FCNA or any Subsidiary in connection with permitted employee compensation and incentive arrangements, to the extent the net cash proceeds from the sale of such Equity Interests have not otherwise been applied for another purpose; minus

(C) the amount of any Restricted Payments previously made with the net cash proceeds described in the foregoing clauses (A) and (B);

(v)    non-cash repurchases of Equity Interests of Holdings deemed to occur upon exercise of stock options or warrants or the settlement or vesting of other equity awards if such Equity Interests represent a portion of the exercise price of such options or warrants or similar equity incentive awards;

(vi)  FCNA or any Subsidiary may make Restricted Payments to consummate the Transactions;

(vii)            FCNA may make Restricted Payments to allow Holdings to make cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of any such Person;

(viii)          to the extent constituting Restricted Payments, FCNA or any Subsidiary may enter into and consummate transactions expressly permitted by any provision of Section 5.25(c), Section 5.25(d) (other than clause (o) in the definition of Permitted Asset Dispositions) and Section 5.25(h) (other than 5.25(h)(ii));

(ix)  to the extent constituting Restricted Payments, the Borrower may make Investments permitted by clause (v) of the definition of Permitted Investments;

(x)    to the extent constituting Restricted Payments, FCNA may make (i) payments to the Mexico Facility Landlord in accordance with the Mexico Facility Lease, including any security deposits required thereby and (ii) payments including, without limitation, royalty payments made to the Gil Family in connection with the Mexico JV Transaction;

(xi)  any non-Wholly Owned Subsidiary may declare and pay cash dividends to its equity holders generally so long as Holdings, FCNA or the applicable Subsidiary which owns the Equity Interests in the Subsidiary paying such dividend receives at least its proportional share thereof (based upon its relative holding of the class of Equity Interests in the Subsidiary paying such dividends); and

(xii)            Holdings may issue the Warrants to the Term Debt Lenders or any of their Affiliates and may issue Common Stock upon exercise of the Warrants.

Any loan or advance made by FCNA to Holdings pursuant to clause (s) of the definition of Permitted Investments shall be in lieu of, and shall correspondingly reduce, the amount of the applicable Restricted Payment that FCNA would otherwise have been permitted to make pursuant to the applicable clause of this Section 5.25(e).

(f)     Make or hold, directly or indirectly, any Investments, except for Permitted Investments.

(g)    (i) Make or offer to make (or give any notice in respect thereof) any payment, prepayment, repurchase or redemption of, or voluntarily or optionally defease, or otherwise satisfy prior to the scheduled maturity thereof in any manner, any Junior Indebtedness, or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance, except (A) any Permitted Refinancing Debt in respect thereof and (B) FCNA or any Subsidiary may convert any Junior Indebtedness to Qualified Equity Interests of Holdings; (ii) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, (A) any of the terms of the Term Debt Documents other than in accordance with the Intercreditor Agreement or (B) any of the terms of any Junior Indebtedness, other than any such amendment, modification, waiver, change or consent which is not, and could not reasonably be expected to be, adverse in any material respect to the interests of the Lender; or (iii) amend, restate, supplement or otherwise modify any of its Organic Documents or any agreement to which it is a party with respect to its Equity Interests (including any stockholders’ agreement), or enter into any new agreement with respect to its Equity Interests, other than any such amendments, modifications or changes or such new agreements which are not, and could not be expected to be, in exercise of Lender’s Permitted Discretion, adverse in any material respect to the interests of the Lender.

(h)    Enter into, directly or indirectly, any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Holdings or any Subsidiary (other than between or among Loan Parties), unless such transaction is (i) otherwise not prohibited under this Agreement and (ii) upon fair and reasonable terms no less favorable to Holdings or such Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate, except that the following shall be permitted:

(i)     the Transactions as contemplated by, and in accordance with, the Loan Documents;

(ii)   Restricted Payments permitted under Section 5.25(e) (other than Section 5.25(e)(viii));

(iii) Investments permitted under Section 5.25(f);

(iv)  employment and severance arrangements between Holdings, FCNA and their Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans, stock incentive plans and employee benefit plans and arrangements in the ordinary course of business;

(v)    payment of reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved by the board of directors (or equivalent governing body) of Holdings, FCNA or any Subsidiary, as applicable;

(vi)  payments to or from, and transactions with, joint ventures (to the extent any such joint venture is an Affiliate solely as a result of Investments by Holdings or any Subsidiary in such joint venture) in the ordinary course of business to the extent otherwise permitted under Section 5.25(f);

(vii)            [reserved];

(viii)          payments to the Mexico Facility Landlord made pursuant to the Mexico Facility Lease, including any security deposits required thereby;

(ix)  payments, including, without limitation, royalty payments, made to the Gil Family in connection with the Mexico JV Transaction; and

(x)    transactions with Affiliates pursuant to agreements, instruments or arrangements in existence on the Closing Date and set forth in Section 21 of the Information Certificate or any amendment thereto to the extent such an amendment is not adverse to the Lender in any material respect.

For the avoidance of doubt, this Section 5.25(h) shall not apply to employment, bonus, retention and severance arrangements with, and payments of compensation or benefits to or for the benefit of, current or former employees, consultants, officers or directors of Holdings and its Subsidiaries in the ordinary course of business. For purposes of this Section 5.25(h), any transaction with any Affiliate shall be deemed to have satisfied the standard set forth in clause (ii) of the first sentence of this Section 5.25(h) if such transaction is approved by a majority of the Disinterested Directors of the board of directors (or equivalent governing body) of Holdings or such Subsidiary, as applicable. “Disinterested Director” shall mean, with respect to any Person and transaction, a member of the board of directors (or equivalent governing body) of such Person who does not have any material direct or indirect financial interest in or with respect to such transaction.

(i)     Enter into any arrangement, directly or indirectly, with any Person whereby it shall Dispose of any Property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such Property or other Property which it intends to use for substantially the same purpose or purposes as the Property being sold or transferred (any such transaction, a “Sale and Leaseback”), unless (i) the Disposition of such Property is entered into in the ordinary course of business and is made for cash consideration in an amount not less than the fair market value of such Property, (ii) the Disposition of such Property is permitted by 5.25(d) and is consummated within 10 Business Days after the date on which such Property is sold or transferred, (iii) any Liens arising in connection therewith are permitted under Section 5.25(b), and (iv) such Sale and Leaseback would be permitted under 5.25(a), assuming the Attributable Indebtedness with respect to such Sale and Leaseback constituted Indebtedness under Section 5.25(a).

(j)     Permit the fiscal year of Holdings to end on a day other than December 31 or change Holdings’ method of determining fiscal quarters.

(k)    Enter into or suffer to exist or become effective any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its properties or revenues, whether now owned or hereafter acquired, to secure the Obligations or (b) the ability of any Subsidiary to (i) make Restricted Payments in respect of any Equity Interests of such Subsidiary held by, or pay any Indebtedness owed to, FCNA or any other Subsidiary, (ii) make loans or advances to, or other Investments in, Holdings, FCNA or any other Subsidiary or (iii) transfer any of its properties to Holdings, FCNA or any other Subsidiary, except for any such restrictions that:

(i)     exist under this Agreement and the other Loan Documents;

(ii)   (x) exist on the date hereof and (to the extent not otherwise permitted by this Section 5.25(k)) are listed on Section 49 of the Information Certificate and (y) to the extent restrictions permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any Permitted Refinancing Debt in respect thereof, so long as such restrictions are not (taken as a whole) materially less favorable to the Lender than those in the original Indebtedness;

(iii) are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary, so long as such restrictions were not entered into solely in contemplation of such Person becoming a Subsidiary;

(iv)  are customary restrictions and conditions contained in any agreement relating to any Disposition permitted by Section 5.25(d) pending the consummation of such Disposition; provided that such restrictions and conditions apply only to the property that is the subject of such Disposition and not to the proceeds to be received by any of the Subsidiaries in connection with such Disposition;

(v)    are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 5.25(f) and applicable solely to such joint venture;

(vi)  are restrictions on Liens in favor of any holder of Indebtedness permitted under clause (iii) of the definition of Permitted Indebtedness (solely to the extent such restriction relates to assets the acquisition, construction, repair, replacement, lease or improvement of which was financed by such Indebtedness);

(vii)            are customary restrictions in leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate solely to the assets subject thereto;

(viii)          are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of FCNA or any Subsidiary;

(ix)  are customary provisions restricting assignment or transfer of any agreement entered into in the ordinary course of business;

(x)    exist under the Term Debt Documents or the Mexican ABL Credit Facility; and

(xi)  are amendments, modifications, restatements, refinancings or renewals of the agreements, contracts or instruments referred to in 5.25(k)(i) through Section 5.25(x) above; provided that such amendments, modifications, restatements, refinancings or renewals, taken as a whole, are not materially more restrictive with respect to such encumbrances and restrictions than those contained in such predecessor agreements, contracts or instruments.

(l)     Enter into any material line of business, except for those lines of business in which Holdings and its Subsidiaries are engaged on the Closing Date or that are reasonably related thereto or are reasonable extensions thereof.

(m)  In the case of Holdings, notwithstanding anything to the contrary in this Agreement or any other Loan Document:

(i)     conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations or own any assets other than (i) its ownership of the Equity Interests of its Subsidiaries and activities incidental thereto and Investments by or in Holdings permitted hereunder and activities incidental thereto, (ii) activities incidental to the maintenance of its existence and compliance with applicable laws and legal, tax and accounting matters related thereto and activities relating to its employees, (iii) activities relating to the performance of obligations under the Loan Documents and the documentation governing other permitted Indebtedness to which it is a party, (iv) the making of Restricted Payments permitted to be made by Holdings pursuant to Section 5.25(e), (v) the receipt of Restricted Payments permitted to be made to Holdings under Section 5.25(e), (vi) activities related to the Transactions and in connection with the Loan Documents, (vii) participating in tax, accounting and other administrative matters as a member of the consolidated group of Holdings and FCNA, (viii) holding any other property received by it as a distribution from any of its Subsidiaries and making further distributions with such property, (ix) providing indemnification to officers, managers and directors, (x) holding director and shareholder meetings, preparing organizational records and other organizational activities required to maintain its separate organizational structure or to comply with applicable law, (xi) filing tax reports and paying taxes and other customary obligations related thereto in the ordinary course (and contesting any taxes), (xii) entering into and performance of obligations with respect to contracts and other arrangements in connection with the activities contemplated by this Section 5.25(m), (xiii) the preparation of reports to any Governmental Authority and to its shareholders, (xiv) the performance of obligations under and compliance with its organizational documents, any demands or requests from or requirements of a Governmental Authority or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including as a result of or in connection with the activities of its Subsidiaries; (xv) any activities incidental to the foregoing or customary for passive holding companies; and (xvi) transactions pursuant to agreements, instruments or arrangements in existence on the Closing Date and set forth in Schedule 5.25(m); or

(ii)   incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) the Obligations, (ii) Guarantee Obligations in respect of Indebtedness incurred under Section 5.25(a)(iv), (iii) Indebtedness specifically permitted to be incurred by Holdings under Section 5.25(a), (iv) obligations with respect to its Equity Interests, (v) non-consensual obligations imposed by operation of law, and (vi) obligations pursuant to agreements, instruments or arrangements in existence on the Closing Date and set forth in Schedule 5.25(m).

5.26           Financial Covenants. Each Loan Party shall comply with the Financial Covenants described on Schedule E.

5.27           Employee and Labor Matters. There is (a) no unfair labor practice complaint pending or, to the knowledge of any Borrower, threatened against any Loan Party or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or, to the knowledge of any Borrower, threatened against any Loan Party or its Subsidiaries which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, or (b) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or its Subsidiaries that could reasonably be expected to result in a material liability. None of any Loan Party or its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements except to the extent that such violation would not reasonably be expected to result in a material liability. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Borrowers, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a material liability.

5.28           Post Closing Matters. Loan Parties shall execute and deliver the documents and take such actions (or cause such actions to be taken by other Persons) as are set forth in the section labeled “Post Closing Deliverables and Covenants” on Exhibit B, in each case, on or prior to the deadlines specified on Exhibit B (or such later dates as Lender may agree in its sole discretion).

6.	RELEASE, LIMITATION OF LIABILITY AND INDEMNITY.

6.1               Release. Each Borrower and each other Loan Party on behalf of itself and its successors, assigns, heirs, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender and any and all Participants, their successors and assigns, their Affiliates, their respective directors, officers, employees, attorneys and agents and any other Person affiliated with or representing Lender (the “Released Parties”) of and from any and all liability, including all actual or potential claims, demands or causes of action of any kind, nature or description whatsoever, whether arising in law or equity or under contract or tort or under any state or federal law or otherwise which each Borrower or any Loan Party or any of their successors, assigns, or other legal representatives has had, now has or has made claim to have against any of the Released Parties for or by reason of any act, omission, matter, cause or thing whatsoever, including any liability arising from acts or omissions pertaining to the transactions contemplated by this Agreement and the other Loan Documents, whether based on errors of judgment or mistake of law or fact, from the beginning of time to and including the Closing Date, whether such claims, demands and causes of action are matured or known or unknown (except any liability arising (x) solely as the result of the gross negligence, or willful misconduct of such Released Parties, as finally determined by a court of competent jurisdiction (y) arise out of any dispute solely among Released Parties (other than any claims against a Released Party in its capacity or in fulfilling its role as an agent or arranger or any similar role hereunder or under any other Loan Document and other than any claims arising out of any act or omission of any Loan Party or any of its Affiliates) or (z) arise out of any material breach by a Released Party of its obligations hereunder or under any other Loan Document) as determined in a non-appealable decision of a court of competent jurisdiction. Notwithstanding any provision in this Agreement to the contrary, this Section 6.1 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Loans. Such release is made on the date hereof and remade upon each request for a Loan or Letter of Credit by Borrowers. This Section 6.1 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc., arising from any non-Tax claim.

6.2               Limitation of Liability. In no circumstance will any of the Loan Parties or the Released Parties be liable for lost profits or other special, punitive, or consequential damages. Notwithstanding any provision in this Agreement to the contrary, this Section 6.2 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Loans.

6.3               Indemnity/Currency Indemnity.

(a)    Each Loan Party hereby agrees to indemnify the Released Parties and hold them harmless from and against any and all claims, debts, liabilities, losses, demands, obligations, actions, causes of action, fines, penalties, costs and expenses (including attorneys’ fees and consultants’ fees), of every nature, character and description (including, without limitation, natural resources damages, property damage and claims for personal injury), which the Released Parties may sustain or incur based upon or arising out of any of the transactions contemplated by this Agreement or any other Loan Documents or any of the Obligations, including any transactions or occurrences relating to the issuance of any Letter of Credit, any Collateral relating thereto, any drafts thereunder and any errors or omissions relating thereto (including, without limitation, any loss or claim due to any action or inaction taken by the issuer of any Letter of Credit or Lender) (and for this purpose any charges to Lender by any issuer of Letters of Credit shall be conclusive as to their appropriateness and may be charged to the Loan Account), or any breach of any covenant or representation or warranty relating to any environmental and health and safety laws or an environmental release by any Loan Party (except any such amounts sustained or incurred solely as the result of the gross negligence or willful misconduct of such Released Parties, as finally determined by a court of competent jurisdiction). Notwithstanding any provision in this Agreement to the contrary, this Section 6.3 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations. This Section 6.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc., arising from any non-Tax claim.

(b)    If, for the purposes of obtaining or enforcing judgment in any court in any jurisdiction with respect to this Agreement or any Loan Document, it becomes necessary to convert into the currency of such jurisdiction (the “Judgment Currency”) any amount due under this Agreement or under any Loan Document in any currency other than the Judgment Currency (the “Currency Due”) (or for the purposes of Section 1.7(d)), then, to the extent permitted by law, conversion shall be made at the exchange rate reasonably selected by Lender on the Business Day before the day on which judgment is given (or for the purposes of Section 1.7(d), on the Business Day on which the payment was received by the Lender). In the event that there is a change in such exchange rate between the Business Day before the day on which the judgment is given and the date of receipt by the Lender of the amount due, each Loan Party shall to the extent permitted by law, on the date of receipt by Lender, pay such additional amounts, if any, or be entitled to receive reimbursement of such amount, if any as may be necessary to ensure that the amount received by Lender on such date is the amount in the Judgment Currency which (when converted at such exchange rate on the date of receipt by Lender in accordance with normal banking procedures in the relevant jurisdiction) is the amount then due under this Agreement or such Loan Document in the Currency Due. If the amount of the Currency Due (including any Currency Due for purposes of Section 1.7(c)) which the Lender is so able to purchase is less than the amount of the Currency Due (including any Currency Due for purposes of Section 1.7(c)) originally due to it, each Loan Party shall to the extent permitted by law jointly and severally indemnify and save Lender harmless from and against loss or damage arising as a result of such deficiency.

7.	EVENTS OF DEFAULT AND REMEDIES.

7.1               Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”:

(a)    if any warranty, representation, statement, report or certificate made or delivered to Lender by or on behalf of any Loan Party is untrue or misleading in any material respect;

(b)    if any Loan Party fails to pay to Lender, (i) when due, any principal payment required under this Agreement or any other Loan Document, (ii) within one (1) Business Day when due, any interest payment required under this Agreement or any other Loan Document or (iii) within three (3) Business Days when due, any other monetary Obligation;

(c)                (1) if any Loan Party defaults in the due observance or performance of any covenant, condition or agreement contained in Section 3.2, 4.1, 4.6(a), 4.7, 4.8, 5.13, 5.14, 5.15(a), 5.15(b), 5.15(c), 5.15(d), 5.15(h), 5.25, 5.26 or 5.28 of this Agreement;

(2) if any Loan Party defaults in the due observance or performance of any covenant, condition or agreement contained in Section 5.15(e), 5.15(f), 5.15(g) or 5.15(i) of this Agreement, and the continuance of such default unremedied for a period of fifteen (15) days; or

(3) if any Loan Party defaults in the due observance or performance of any covenant, condition or agreement contained in any provision of this Agreement or any other Loan Document and not addressed in clauses Sections 7.1(a), (b) or (c)(1), and the continuance of such default unremedied for a period of thirty (30) days;

(d)    one or more judgments shall be rendered against any Loan Party and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any Loan Party to enforce any such judgment and such judgment either (i) is for the payment of money in an aggregate amount in excess of $2,500,000 (to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) or (ii) is for injunctive relief and could reasonably be expected to result in a Material Adverse Effect;

(e)    (i) any Loan Party shall (A) fail to pay any principal or interest, regardless of amount, due in respect of any Material Indebtedness (other than the Obligations and the Term Debt Permitted Indebtedness), when and as the same shall become due and payable beyond any applicable grace period in respect thereof; or (B) fail to observe or perform any other term, covenant, agreement or condition relating to any Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holders or beneficiaries of such Material Indebtedness (or a trustee or agent on behalf of such holders or beneficiaries) to cause, with or without the giving of notice, the lapse of time or both, such Material Indebtedness to become due prior to its stated maturity or become subject to a mandatory offer to purchase by the obligor; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined, or as such comparable term may be used and defined, in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Loan Party is the “Defaulting Party” (as defined, or as such comparable term may be used and defined, in such Swap Contract) or (B) any “Termination Event” (as defined, or as such comparable term may be used and defined, in such Swap Contract) under such Swap Contract as to which any Loan Party is an Affected Party (as defined, or as such comparable term may be used and defined, in such Swap Contract) and, in either event, the Swap Termination Value owed by any Loan Party as a result thereof is greater than $5,000,000;

(f)     if any Loan Party shall apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, admit in writing its inability to pay its debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt or insolvent or be the subject of an order for relief under the Bankruptcy Code or under any bankruptcy or insolvency law of a foreign jurisdiction, or file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

(g)    the commencement of an involuntary case or other proceeding against any Loan Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar applicable law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and the same is not dismissed within sixty (60) days, or if an order for relief is entered against any Loan Party under any bankruptcy insolvency or other similar applicable law as now or hereafter in effect;

(h)    the actual or attempted revocation or termination of, or limitation or denial of liability under, any guaranty of any of the Obligations, or any security document securing any of the Obligations, by any Loan Party;

(i)     if there is any actual indictment or conviction of any Borrower, any Guarantor or any of their respective Senior Officers under any criminal statute in each case related to a felony committed in the direct conduct of any Borrower’s, or such Guarantor’s business, as applicable, and such Senior Officer is not removed and replaced within sixty (60) days;

(j)     if Holdings shall cease to directly own and control 100% of each class of the outstanding Equity Interests of FCNA, (ii) (i) if FCNA shall cease to directly own and control 100% of each class of the outstanding Equity Interests of JAC or (iii) if any Borrower shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of each other Loan Party;

(k)    if any Lien purported to be created by any Loan Document shall cease to be a valid perfected first priority Lien (subject only to any priority accorded by law to Permitted Liens) on any material portion of the Collateral for any reason other than (x) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (y) as a result of the Lender’s failure to maintain possession of any stock certificates or other instruments delivered to it under the Loan Documents, or any Loan Party shall assert in writing that any Lien purported to be created by any Loan Document is not a valid perfected first priority lien (subject only to any priority accorded by law to Permitted Liens) on the assets or properties purported to be covered thereby (other than, solely with respect to perfection, any Excluded Perfection Assets or otherwise provided for in the Intercreditor Agreement);

(l)     if any of the Loan Documents shall cease to be in full force and effect (other than as a result of the discharge thereof in accordance with the terms thereof or by written agreement of all parties thereto);

(m)  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect, or (ii) the existence of any Lien under Section 430(k) or Section 6321 of the Code or Section 303(k) or Section 4068 of ERISA on any assets of a Loan Party or any ERISA Affiliate;

(n)    an “Event of Default” (as defined in the Term Debt Loan Agreement) has occurred under the Term Debt Loan Documents, which “Event of Default” shall not have been cured or waived within any applicable grace period; or

(o)    at any time after the execution and delivery thereof, the Intercreditor Agreement shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared null and void.

7.2               Remedies with Respect to Lending Commitments/Acceleration/Etc.. Upon the occurrence and during the continuance of an Event of Default Lender may, in Lender’s sole discretion (a) terminate all or any portion of its commitment to lend to or extend credit to Borrowers under this Agreement and/or any other Loan Document, without prior notice to any Loan Party, and/or (b) demand payment in full of all or any portion of the Obligations (whether or not payable on demand prior to such Event of Default), together the Early Payment/Termination Premium in the amount specified in Schedule C, and demand that the Letters of Credit be cash collateralized in the manner described in Section 1.7(c) and/or (c) take any and all other and further actions and avail itself of any and all rights and remedies available to Lender under this Agreement, any other Loan Document, under law and/or in equity. Notwithstanding the foregoing sentence, upon the occurrence of any Event of Default described in Section 7.1(f) or Section 7.1(g), without notice, demand or other action by Lender all of the Obligations (including without limitation the Early Payment/Termination Premium in the amount specified in the Fee Letter) shall immediately become due and payable whether or not payable on demand prior to such Event of Default.

7.3               Remedies with Respect to Collateral. Without limiting any rights or remedies Lender may have pursuant to this Agreement, the other Loan Documents, under applicable law or otherwise, upon the occurrence and during the continuance of an Event of Default:

(a)    Any and All Remedies. Lender may take any and all actions and avail itself of any and all rights and remedies available to Lender under this Agreement, any other Loan Document, under law or in equity, and the rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law or otherwise.

(b)    Collections; Modifications of Terms. Lender may but shall be under no obligation to (i) notify all appropriate parties that the Collateral, or any part thereof, has been assigned to Lender; (ii) demand, sue for, collect and give receipts for and take all necessary or desirable steps to collect any Collateral or Proceeds in its or any Loan Party’s name, and apply any such collections against the Obligations as Lender may elect; (iii) take control of any Collateral and any cash and non-cash Proceeds of any Collateral; (iv) enforce, compromise, extend, renew settle or discharge any rights or benefits of each Loan Party with respect to or in and to any Collateral, or deal with the Collateral as Lender may deem advisable; and (v) make any compromises, exchanges, substitutions or surrenders of Collateral Lender deems necessary or proper in its reasonable discretion, including extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to, consent of, or any other action of any Loan Party and without otherwise discharging or affecting the Obligations, the Collateral or the security interests granted to Lender under this Agreement or any other Loan Document.

(c)    Insurance. Lender may file proofs of loss and claim with respect to any of the Collateral with the appropriate insurer, and may endorse in its own and each Loan Party’s name any checks or drafts constituting Proceeds of insurance. Any Proceeds of insurance received by Lender may be applied by Lender against payment of all or any portion of the Obligations as Lender may elect in its reasonable discretion.

(d)    Possession and Assembly of Collateral. Lender may take possession of the Collateral. Upon Lender’s request and subject to the Intercreditor Agreement, each Loan Party shall assemble the Collateral and make it available to Lender at a place or places to be designated by Lender.

(e)    Set-off. Lender may and without any notice to, consent of or any other action by any Loan Party (such notice, consent or other action being expressly waived), set-off or apply (i) any and all deposits (general or special, time or demand, provisional or final) at any time held by or for the account of Lender or any Affiliate of Lender, and/or (ii) any Indebtedness at any time owing by Lender or any Affiliate of Lender or any Participant in the Loans to or for the credit or the account of any Loan Party, to the repayment of the Obligations irrespective of whether any demand for payment of the Obligations has been made.

(f)     Disposition of Collateral.

(i)     Sale, Lease, etc. of Collateral. Lender may, without demand, advertising or notice, all of which each Loan Party hereby waives (except as the same may be required by the UCC or other applicable law and is not waivable under the UCC or such other applicable law), at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as determined by Lender (provided such price and terms are commercially reasonable within the meaning of the UCC to the extent such sale or other disposition is subject to the UCC requirements that such sale or other disposition must be commercially reasonable) (A) sell, lease, license or otherwise dispose of any and all Collateral, and/or (B) deliver and grant options to a third party to purchase, lease, license or otherwise dispose of any and all Collateral. Lender may sell, lease, license or otherwise dispose of any Collateral in its then-present condition or following any preparation or processing deemed necessary by Lender in its reasonable discretion. Lender may be the purchaser at any such public or private sale or other disposition of Collateral, and in such case Lender may make payment of all or any portion of the purchase price therefor by the application of all or any portion of the Obligations due to Lender to the purchase price payable in connection with such sale or disposition. Lender may, if it deems it reasonable, postpone or adjourn any sale or other disposition of any Collateral from time to time by an announcement at the time and place of the sale or disposition to be so postponed or adjourned without being required to give a new notice of sale or disposition; provided, however, that Lender shall provide the applicable Loan Party with written notice of the time and place of such postponed or adjourned sale or disposition. Each Loan Party hereby acknowledges and agrees that Lender’s compliance with any requirements of applicable law in connection with a sale, lease, license or other disposition of Collateral will not be considered to adversely affect the commercial reasonableness of any sale, lease, license or other disposition of such Collateral.

(ii)   Deficiency. Each Loan Party shall remain liable for all amounts of the Obligations remaining unpaid as a result of any deficiency of the Proceeds of the sale, lease, license or other disposition of Collateral after such Proceeds are applied to the Obligations as provided in this Agreement.

(iii) Warranties; Sales on Credit. Lender may sell, lease, license or otherwise dispose of the Collateral without giving any warranties and may specifically disclaim any and all warranties, including but not limited to warranties of title, possession, merchantability and fitness. Each Loan Party hereby acknowledges and agrees that Lender’s disclaimer of any and all warranties in connection with a sale, lease, license or other disposition of Collateral will not be considered to adversely affect the commercial reasonableness of any such disposition of the Collateral. If Lender sells, leases, licenses or otherwise disposes of any of the Collateral on credit, Borrowers will be credited only with payments actually made in cash by the recipient of such Collateral and received by Lender and applied to the Obligations. If any Person fails to pay for Collateral acquired pursuant to this Section 7.3(f) on credit, Lender may re-offer the Collateral for sale, lease, license or other disposition.

(g)    [Reserved].

(h)    Election of Remedies. Lender shall have the right in Lender’s sole discretion to determine which rights, security, Liens and/or remedies Lender may at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way impairing, modifying or affecting any of Lender’s other rights, security, Liens or remedies with respect to such Property, or any of Lender’s rights or remedies under this Agreement or any other Loan Document.

(i)     Lender’s Obligations. Each Loan Party agrees that Lender shall not have any obligation to preserve rights to any Collateral against prior parties or to marshal any Collateral of any kind for the benefit of any other creditor of any Loan Party or any other Person. Lender shall not be responsible to any Loan Party or any other Person for loss or damage resulting from Lender’s failure to enforce its Liens or collect any Collateral or Proceeds or any monies due or to become due under the Obligations or any other liability or obligation of any Loan Party to Lender.

(j)     Waiver of Rights by Loan Parties. Except as otherwise expressly provided for in this Agreement or by non-waivable applicable law, each Loan Party waives: (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which any Loan Party may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard, (ii) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies and (iii) the benefit of all valuation, appraisal, marshalling and exemption laws.

8.	LOAN GUARANTY.

8.1               Guaranty. Each Guarantor hereby agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Lender, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all of the Obligations and all costs and expenses, including all court costs and attorneys’ and paralegals’ fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, any Borrower, any Guarantor of all or any part of the Obligations (and such costs and expenses paid or incurred shall be deemed to be included in the Obligations). Each Guarantor further agrees that the Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any branch or Affiliate of Lender that extended any portion of the Obligations.

8.2               Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Guarantor waives any right to require Lender to sue or otherwise take action against any Borrower, any other Guarantor, or any other Person obligated for all or any part of the Obligations, or otherwise to enforce its payment against any Collateral securing all or any part of the Obligations.

8.3               No Discharge or Diminishment of Loan Guaranty.

(a)    Except as otherwise expressly provided for herein, the obligations of each Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of all of the Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other Guarantor; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or any other Guarantor, or their assets or any resulting release or discharge of any obligation of any Borrower or any other Guarantor; or (iv) the existence of any claim, setoff or other rights which any Guarantor may have at any time against any Borrower, any other Guarantor, Lender, or any other Person, whether in connection herewith or in any unrelated transactions.

(b)    The obligations of each Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Borrower or any other Guarantor, of the Obligations or any part thereof.

(c)    Further, the obligations of any Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for all or any part of the Obligations or all or any part of any obligations of any Guarantor; (iv) any action or failure to act by Lender with respect to any Collateral; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all of the Obligations).

8.4               Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor hereby waives any defense based on or arising out of any defense of any Guarantor or the unenforceability of all or any part of the Obligations from any cause, or the cessation from any cause of the liability of any Guarantor, other than the payment in full in cash of all of the Obligations. Without limiting the generality of the foregoing, each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrower, or any other Person. Each Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. Lender may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any Collateral, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Guarantor or exercise any other right or remedy available to it against any Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor under this Loan Guaranty except to the extent the Obligations have been fully paid in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Borrower or any other Guarantor or any security.

8.5               Rights of Subrogation. No Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Borrower or any other Guarantor, or any Collateral, until the Termination Date.

8.6               Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or any other Person, or otherwise, each Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not Lender is in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Obligations shall nonetheless be payable by the Loan Parties forthwith on demand by Lender. This Section 8.6 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations.

8.7               Information. Each Guarantor assumes all responsibility for being and keeping itself informed of Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs under this Loan Guaranty, and agrees that Lender shall not have any duty to advise any Guarantor of information known to it regarding those circumstances or risks.

8.8               Termination. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Loan Guaranty as to future Obligations.  If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Obligations in existence on the date of receipt by Lender of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender, (d) no payment by any Borrower, any other Guarantor, or from any other source, prior to the date of Lender’s receipt of written notice of such revocation shall reduce the maximum obligation of any Guarantor hereunder, and (e) any payment, by any Borrower or from any source other than a Guarantor which has made such a revocation, made subsequent to the date of such revocation, shall first be applied to that portion of the Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of any Guarantor hereunder.

8.9               Maximum Liability. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any federal or state corporate law or other law governing business entities, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Loan Parties or Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “Maximum Liability”). This Section with respect to the Maximum Liability of each Guarantor is intended solely to preserve the rights of Lender to the maximum extent not subject to avoidance under applicable law, and no Guarantor nor any other Person shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law. Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of Lender hereunder, provided, that, nothing in this sentence shall be construed to increase any Guarantor’s obligations hereunder beyond its Maximum Liability.

8.10           Contribution. In the event any Guarantor shall make any payment or payments under this Loan Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guaranty (such Guarantor a “Paying Guarantor”), each other Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Applicable Percentage” of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Section 8.10, each Non-Paying Guarantor’s “Applicable Percentage” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (a) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from Borrowers after the date hereof (whether by loan, capital infusion or by other means) to (b) the aggregate Maximum Liability of all Loan Parties hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Guarantor, the aggregate amount of all monies received by such Loan Parties from Borrowers after the date hereof (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Guarantor’s several liability for the entire amount of the Obligations (up to such Guarantor’s Maximum Liability). Each of the Loan Parties covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of all of the Obligations. This provision is for the benefit of Lender and the Loan Parties and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

8.11           Liability Cumulative. The liability of each Guarantor under this Section 8 is in addition to and shall be cumulative with all liabilities of each Guarantor to Lender under this Agreement and the other Loan Documents to which such Guarantor is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

9.	TAXES; mitigation obligations; replacement of lenders.

9.1               Taxes.

(a)    Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall to the extent permitted by applicable laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable laws require the Loan Parties to withhold or deduct any Tax, (as determined in the good faith discretion of the applicable Loan Party), the Loan Parties shall be entitled to make such withholding or deduction in accordance with such laws as the case may be, upon the basis of the information and documentation to be delivered pursuant to clause (e) below.

(b)    If any Loan Party shall be required by applicable law (as determined in the good faith discretion of such Loan Party) to withhold or deduct any Taxes from any payment, then (i) such Loan Party shall be entitled withhold or make such deductions as are required based upon the information available to it, including the information and documentation it has received pursuant to clause (e) below, (ii) such Loan Party shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the applicable law, and (iii) to the extent that the amount withheld or deducted is an Indemnified Tax, the sum payable by the applicable Loan Party shall be increased as necessary so that after such withholding or deductions have been made (including deductions applicable to additional sums payable under this Section) the Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. Upon request by Lender or any other Recipient, Borrowers shall deliver to Lender or such other Recipient, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment of Indemnified Taxes, a copy of any return required by applicable law to report such payment or other evidence of such payment reasonably satisfactory to Lender or such other Recipient, as the case may be.

(c)    Without limiting the provisions of subsections (a) and (b) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(d)    Without limiting the provisions of subsections (a) through (c) above, each Loan Party shall, and does hereby, on a joint and several basis indemnify Lender and each other Recipient (and their respective directors, officers, employees, affiliates and agents) and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid or incurred by Lender or any other Recipient on account of, or in connection with any Loan Document or a breach by a Loan Party thereof, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, including the reasonable fees, charges and disbursements of any counsel or other tax advisor for Lender or any other Recipient (or their respective directors, officers, employees, affiliates, and agents), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to Borrowers shall be conclusive absent manifest error.

(e)    Lender shall deliver to Borrowers and each Participant shall deliver to the applicable Lender granting the participation, at the time or times reasonably requested by Borrowers, such properly completed and executed documentation prescribed by applicable laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit Borrowers or Lender granting a participation, as the case may be, to determine (i) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (ii) if applicable, the required rate of withholding or deduction, and (iii) such Lender’s or Participant’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Recipient by the Loan Parties pursuant to this Agreement or otherwise to establish such Recipient’s status for withholding tax purposes in the applicable jurisdiction; provided, that each Recipient shall only be required to deliver such documentation as it may, in its reasonable judgment, legally provide.

Without limiting the generality of the foregoing, if a Borrower is resident for tax purposes in the United States:

(i)     Lender (or Participant) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to Borrowers (or Lender granting a participation as applicable) on or prior to the date on which such Lender becomes a party to this Agreement or a Participant (and from time to time thereafter upon the reasonable request of Borrowers) an executed original of Internal Revenue Service Form W-9 certifying that such Lender (or Participant) is exempt from U.S. federal backup withholding tax; and

(ii)   Lender (or Participant) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Non-U.S. Recipient”) shall deliver to Borrowers (or Lender granting a participation in case the Non-U.S. Recipient is a Participant) (in such number of copies as shall be requested by Borrowers or Lender granting the participation) on or prior to the date on which such Non-U.S. Person becomes a party to this Agreement or a Participant (and from time to time thereafter upon the reasonable request of Borrowers or Lender granting the participation but only to the extent such Non-U.S. Recipient is legally entitled to do so), whichever of the following is applicable: (A) executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable claiming eligibility for benefits of an income tax treaty to which the United States is a party; (B) executed originals of Internal Revenue Service Form W-8ECI; (C) executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation; (D) each Non-U.S. Recipient claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, shall provide (x) a certificate to the effect that such Non-U.S. Recipient is not (I) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (II) a “10 percent shareholder” of a Borrower within the meaning of section 881(c)(3)(B) of the Code, or (III) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable; and/or (E) executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable law to permit Borrowers or any Lender granting a participation, to determine the withholding or deduction required to be made.

(iii) if a payment made to Lender (or Participant) under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender (or Participant) were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), Lender (or Participant) shall deliver to Borrowers (or Lender granting a participation as applicable) at the time or times prescribed by law and at such time or times reasonably requested by Borrowers (or Lender granting a participation as applicable) such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrowers (or Lender granting a participation as applicable) as may be necessary for Borrowers (or Lender granting a participation as applicable) to comply with their obligations under FATCA and to determine that such Lender (or Participant) has complied with Lender’s (or Participant’s) obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender (or Participant) agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrowers (or Lender granting a participation as applicable) in writing of its legal inability to do so.

(f)     If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 9.1 (including by the payment of additional amounts pursuant to this Section 9.1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g)    Notwithstanding any provision in this Agreement to the contrary, this Section 9.1 shall remain operative following the assignment of rights by, or the replacement of, any Lender and following the Termination Date and shall survive the payment in full of all of the Loans.

(h)    For purposes of this Section 9.1, the term “applicable law” includes FATCA.

9.2               Mitigation Obligations; Replacement of Lender.

(a)    If any Lender requests compensation under Section 1.9(b), or requires Borrowers to pay any Indemnified Taxes or additional amounts to such Lender or any Governmental Authority for the account of Lender pursuant to Section  9.1, then such Lender shall (at the request of Borrowers) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 1.9(b) or Section 9.1, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

10.	GENERAL PROVISIONS.

10.1           Notices.

(a)    Notice by Approved Electronic Communications.

Lender and each of its Affiliates is authorized to transmit, post or otherwise make or communicate, in its sole discretion (but shall not be required to do so), by Approved Electronic Communications in connection with this Agreement or any other Loan Document and the transactions contemplated therein. Lender is hereby authorized to establish procedures to provide access to and to make available or deliver, or to accept, notices, documents and similar items by posting to Passport 6.0. Each of the Loan Parties and Lender hereby acknowledges and agrees that the use of Passport 6.0 and other Approved Electronic Communications is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing Lender and each of its Affiliates to transmit Approved Electronic Communications. Passport 6.0 and all Approved Electronic Communications shall be provided “as is” and “as available”. None of Lender or any of its Affiliates or related persons warrants the accuracy, adequacy or completeness of Passport 6.0 or any other electronic platform or electronic transmission and disclaims all liability for errors or omissions therein. No warranty of any kind is made by Lender or any of its Affiliates or related persons in connection with Passport 6.0 or any other electronic platform or electronic transmission, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects. Each Borrower and each other Loan Party executing this Agreement agrees that Lender has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with Passport 6.0, any Approved Electronic Communication or otherwise required for Passport 6.0 or any Approved Electronic Communication.

Prior to the Closing Date, Borrowing Agent shall deliver to Lender a complete and executed Client User Form regarding Borrowing Agent’s use of Passport 6.0 in the form of Exhibit C annexed hereto.

No Approved Electronic Communications shall be denied legal effect merely because it is made electronically. Approved Electronic Communications that are not readily capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed signed, by attaching to, or logically associating with such Approved Electronic Communication, an E-Signature, upon which Lender and the Loan Parties may rely and assume the authenticity thereof. Each Approved Electronic Communication containing a signature, a reproduction of a signature or an E-Signature shall, for all intents and purposes, have the same effect and weight as a signed paper original. Each E-Signature shall be deemed sufficient to satisfy any requirement for a “signature” and each Approved Electronic Communication shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to this Agreement, any other Loan Document, the Uniform Commercial Code, the Federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural law governing such subject matter. Each party or beneficiary hereto agrees not to contest the validity or enforceability of an Approved Electronic Communication or E-Signature under the provisions of any applicable law requiring certain documents to be in writing or signed; provided, that nothing herein shall limit such party’s or beneficiary’s right to contest whether an Approved Electronic Communication or E-Signature has been altered after transmission.

(b)    All Other Notices.

All notices, requests, demands and other communications under or in respect of this Agreement or any transactions hereunder, other than those approved for or required to be delivered by Approved Electronic Communications (including via Passport 6.0 or otherwise pursuant to Section 10.1(a)), shall be in writing and shall be personally delivered or mailed (by prepaid registered or certified mail, return receipt requested), sent by prepaid recognized overnight courier service, or by email to the applicable party at its address or email address indicated below,

If to Lender:

Siena Lending Group LLC
9 W Broad Street, 5th Floor
Stamford, Connecticut 06902
Attention: Steve Sanicola
Email: ssanicola@sienalending.com

with a copy to:

Otterbourg P.C.
230 Park Avenue
New York, NY 10169
Attention: Jason I. Miller, Esq.
Email: jmiller@otterbourg.com

If to Borrowers or any other Loan Party:

FreightCar America, Inc.,
125 S. Wacker Drive, Suite 1500
Chicago, Illinois 60606
Attention: Chris Eppel
Email: ceppel@freightcar.net

with a copy to:

Winston and Strawn LLP

35 W. Wacker Drive
Chicago, Illinois 60601
Attention: Oscar David
Email: odavid@winston.com

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party delivered as aforesaid. All such notices, requests, demands and other communications shall be deemed given (i) when personally delivered, (ii) three (3) Business Days after being deposited in the mails with postage prepaid (by registered or certified mail, return receipt requested), (iii) one (1) Business Day after being delivered to the overnight courier service, if prepaid and sent overnight delivery, addressed as aforesaid and with all charges prepaid or billed to the account of the sender, or (iv) when sent by email transmission to an email address designated by such addressee and the sender receives a confirmation of transmission.

10.2           Severability. If any provision of this Agreement or any other Loan Document is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement or such other Loan Document, as the situation may require, and this Agreement and the other Loan Documents shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.

10.3           Integration. This Agreement and the other Loan Documents represent the final, entire and complete agreement between each Loan Party party hereto and thereto and Lender and supersede all prior and contemporaneous negotiations, oral representations and agreements, all of which are merged and integrated into this Agreement. THERE ARE NO ORAL UNDERSTANDINGS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES THAT ARE NOT SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

10.4           Waivers. The failure of Lender at any time or times to require any Loan Party to strictly comply with any of the provisions of this Agreement or any other Loan Documents shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other Loan Document shall be deemed to have been waived by any act or knowledge of Lender or its agents or employees, but only by a specific written waiver signed by an authorized officer of Lender and delivered to Borrowers. Once an Event of Default shall have occurred, it shall be deemed to continue to exist and not be cured or waived unless specifically cured pursuant to the terms of this Agreement or waived in writing by an authorized officer of Lender and delivered to Borrowers. Each Loan Party waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, Instrument, Account, General Intangible, Document, Chattel Paper, Investment Property or guaranty at any time held by Lender on which such Loan Party is or may in any way be liable, and notice of any action taken by Lender, unless expressly required by this Agreement, and notice of acceptance hereof.

10.5           Amendment. This Agreement may not be amended or modified except in a writing executed by Borrowers, the other Loan Parties party hereto and Lender.

10.6           Time of Essence. Time is of the essence in the performance by each Loan Party of each and every obligation under this Agreement and the other Loan Documents.

10.7           Expenses, Fee and Costs Reimbursement. Borrowers hereby agree to promptly and jointly and severally pay (a) all fees, costs and expenses of Lender (including Lender’s underwriting fees) and (b) all out of pocket fees, costs and expenses of no more than one legal counsel in each jurisdiction where Collateral is located to, and appraisers, accountants, consultants and other professionals and advisors retained by or on behalf of, Lender, all of which shall be reasonable and documented, prior to the occurrence and continuance of an Event of Default, in connection with: (i) all loan proposals and commitments pertaining to the transactions contemplated hereby (whether or not such transactions are consummated), (ii) the examination, review, due diligence investigation, documentation, negotiation, and closing of the transactions contemplated by the Loan Documents (whether or not such transactions are consummated), (iii) the creation, perfection and maintenance of Liens pursuant to the Loan Documents, (iv) the performance by Lender of its rights and remedies under the Loan Documents, (v) the administration of the Loans (including usual and customary fees for wire transfers and other transfers or payments received by Lender on account of any of the Obligations) and Loan Documents, (vi) any amendments, modifications, consents and waivers to and/or under any and all Loan Documents (whether or not such amendments, modifications, consents or waivers are consummated), (vii) any periodic public record searches conducted by or at the request of Lender (including, title investigations and public records searches), pending litigation and tax lien searches and searches of applicable corporate, limited liability company, partnership and related records concerning the continued existence, organization and good standing of certain Persons, (viii) protecting, storing, insuring, handling, maintaining, auditing, examining, valuing or selling any Collateral, (ix) any litigation, dispute, suit or proceeding relating to any Loan Document, and (x) any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all of the Loan Documents (it being agreed that such costs and expenses may include the costs and expenses of workout consultants, investment bankers, financial consultants, appraisers, valuation firms and other professionals and advisors retained by or on behalf of Lender), and (c) without limitation of the preceding clauses (a) and (b), all out of pocket costs and expenses of Lender in connection with Lender’s reservation of funds in anticipation of the funding of the initial Loans to be made hereunder.

10.8           Benefit of Agreement; Assignability; Servicer.

(a)    The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrowers, each other Loan Party party hereto and Lender; provided, that neither any Borrower nor any other Loan Party may assign or transfer any of its rights under this Agreement without the prior written consent of Lender, and any prohibited assignment shall be void. No consent by Lender to any assignment shall release any Loan Party from its liability for any of the Obligations. Lender shall have the right to assign all or any of its rights and obligations under the Loan Documents to one or more other Persons, and each Loan Party agrees, to the extent applicable, to execute any agreements, instruments and documents requested by Lender in connection with any such assignments; provided that, the consent of the Borrower Agent shall be required (such consent not to be unreasonably withheld or delayed) for any such assignment unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to the extent that the list thereof has been made available to the Lender, any Disqualified Lender. Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement and the other Loan Documents to secure obligations of Lender, including any pledge or grant to secure obligations to a Federal Reserve Bank.

(b)    In the event of any assignment by Lender of its rights and obligations under the Loan Documents to an Affiliate of Lender (an “Affiliate Assignee”) and at all times thereafter, Servicer shall be deemed to act as servicer and agent for the applicable Affiliate Assignee, and Servicer will retain the sole right to enforce this Agreement and the other Loan Documents, to approve any amendment, restatement, modification, supplement or waiver of any provision of this Agreement or any other Loan Document, and to receive or collect all payments with respect to the Obligations. By acceptance of any such assignment, each Affiliate Assignee irrevocably appoints Servicer as servicer and agent for the purposes of servicing and managing the Loans, and authorizes Servicer to take such actions and to exercise such powers on behalf of such Affiliate Assignee as are reasonably necessary or advisable and incidental thereto, including the sole and exclusive authority to: (i) possess, keep and maintain books and records with respect to the Loans, (ii) receive, process, account for, deliver or arrange for the delivery of, all Collections in accordance with the terms of this Agreement; (iii) monitor and pursue payment of all Obligations; (iv) monitor, manage and perfect security interests in all Collateral for the Obligations, including without limitation, to make the determination of whether any Accounts and Inventory constitute Eligible Accounts or Eligible Inventory, as applicable, or whether to impose, modify or release any Reserve; (v) exercise any rights or remedies with respect to the Obligations and the Collateral available under law or in equity, including, without limitation, any non-judicial and judicial enforcement, liquidation and collection of the Obligations, and the engagement of attorneys and other professionals for such purpose; and (vi) take all lawful actions and procedures required to (A) cause Borrowers to promptly and diligently comply with Borrowers’ obligations under the Loan Documents; (B) maximize the value of the Collateral; and (C) collect and enforce payment of all Obligations. Each Affiliate Assignee agrees that any action taken by Servicer in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by Servicer of its powers set forth herein or therein, together with such other powers that are reasonably incidental thereto, shall be authorized by and binding upon all of the Affiliate Assignees. Servicer’s exercise of its discretion in connection with the foregoing matters, if exercised in good faith, shall exonerate Servicer from liability to any Affiliate Assignee and other Person for any error in judgment. Servicer may perform any and all of its duties and exercise its rights and powers by or through any one or more agents appointed by Servicer. Servicer shall not be liable to any Affiliate Assignee for any action taken or omitted to be taken under the Loan Documents, except for losses directly and solely caused by the Servicer’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, and Servicer does not assume any responsibility for any failure or delay in performance or any breach by any Loan Party or any other Person of any obligations under the Loan Documents. In the event that a petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law is filed by or against any Loan Party, or any other Person obligated under any Loan Document, Servicer is authorized, to the fullest extent permitted by applicable law, to act on behalf of the Affiliate Assignees in connection with such proceeding, including, without limitation, to file proofs of claim on behalf of itself and the Affiliate Assignees in such proceeding for the total amount of obligations owed by Loan Parties, or any of them, or any other Person under any Loan Document.

(c)    Servicer may resign on sixty (60) days written notice to Lender and Borrowing Agent and upon such resignation, Lender will promptly designate a successor Servicer reasonably satisfactory to Borrowers (provided that no such approval by Borrowers shall be required (i) in any case where the successor Servicer is one of the Lender or an Affiliate or Subsidiary of the Lender or (ii) after the occurrence and during the continuance of any Event of Default). Any such successor Servicer shall succeed to the rights, powers and duties of Servicer, and shall in particular succeed to all of Servicer’s right, title and interest in and to all of the Liens in the Collateral securing the Obligations created hereunder or any other Loan Document (including and all account control agreements), and the term “Servicer” shall mean such successor Servicer effective upon its appointment, and the former Servicer’s rights, powers and duties as Servicer shall be terminated, without any other or further act or deed on the part of such former Servicer. However, notwithstanding the foregoing, if at the time of the effectiveness of the new Servicer’s appointment, any further actions need to be taken in order to provide for the legally binding and valid transfer of any Liens in the Collateral from former Servicer to new Servicer and/or for the perfection of any Liens in the Collateral as held by new Servicer or it is otherwise not then possible for new Servicer to become the holder of a fully valid, enforceable and perfected Lien as to any of the Collateral, former Servicer shall continue to hold such Liens solely as Servicer for perfection of such Liens on behalf of new Servicer until such time as new Servicer can obtain a fully valid, enforceable and perfected Lien on all Collateral, provided that Servicer shall not be required to or have any liability or responsibility to take any further actions after such date as such Servicer for perfection to continue the perfection of any such Liens (other than to forego from taking any affirmative action to release any such Liens). After any Servicer’s resignation as Servicer, the provisions of this Section 10.8, and any indemnification rights under this Agreement, including without limitation, rights arising under Section 10.7 hereof, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Servicer under this Agreement (and in the event resigning Servicer continues to hold any Liens pursuant to the provisions of the immediately preceding sentence, the provisions of this Section 10.8 and any indemnification rights under this Agreement, including without limitation, rights arising under Article 6 hereof, shall inure to its benefit as to any actions taken or omitted to be taken by it in connection with such Liens).

10.9           Recordation of Assignment. In respect of any assignment of all or any portion of any Lender’s interest in this Agreement and/or any other Loan Documents at any time and from time to time, the following provisions shall be applicable:

(a)    Borrowers, or any agent appointed by Borrowers, shall maintain a register (the “Register”) in which there shall be recorded the name and address of each Person holding any Loans or any commitment to lend hereunder, and the principal amount and stated interest payable to such Person hereunder or committed by such Person under such Person’s lending commitment. Borrowers hereby irrevocably appoint Lender (and/or any subsequent Lender appointed by Lender then maintaining the Register) as Borrowers’ non-fiduciary agent for the purpose of maintaining the Register.

(b)    In connection with any negotiation, transfer or assignment as aforesaid, the transferor/assignor shall deliver to Lender then maintaining the Register an assignment and assumption agreement executed by the transferor/assignor and the transferee/assignee, setting forth the specifics of the subject transaction, including but not limited to the amount and nature of Obligations and/or lending commitments being transferred or assigned (and being assumed, as applicable), and the proposed effective date of such transfer or assignment and the related assumption (if applicable).

(c)    Subject to receipt of any required tax forms reasonably required by Lender, such Person shall record the subject transfer, assignment and assumption in the Register. Anything contained in this Agreement or other Loan Document to the contrary notwithstanding, no negotiation, transfer or assignment shall be effective until it is recorded in the Register pursuant to this Section 10.9(c). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error; and each Borrower and each Lender shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement and the other Loan Documents. The Register shall be available for inspection by each Borrower and each Lender at any reasonable time and from time to time upon reasonable prior notice.

10.10        Participations. Anything in this Agreement or any other Loan Document to the contrary notwithstanding, Lender may, at any time and from time to time, without in any manner affecting or impairing the validity of any Obligations, sell to one or more Persons (other than Disqualified Lenders) participating interests in its Loans, commitments and/or other interests hereunder and/or under any other Loan Document (any such Person, a “Participant”). In the event of a sale by Lender of a participating interest to a Participant, (a) such Lender’s obligations hereunder and under the other Loan Documents shall remain unchanged for all purposes, (b) Borrowers and Lender shall continue to deal solely and directly with each other in connection with Lender’s rights and obligations hereunder and under the other Loan Documents and (c) all amounts payable by Borrowers shall be determined as if Lender had not sold such participation and shall be paid directly to Lender; provided, however, a Participant shall be entitled to the benefits of Section 9.1 (subject to the requirements and limitations therein, including the requirements under Section 9.1(e)) as if it were a Lender; provided that such Participant (i) agrees to be subject to the provisions of Section 9.2 as if it were an assignee under Section 10.9 and (ii) shall not be entitled to receive any greater payment under Section 9.1 with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in applicable law that occurs after the Participant acquired the applicable participation. Borrowers agree that if amounts outstanding under this Agreement or any other Loan Document are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and the other Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided, that such right of set-off shall not be exercised without the prior written consent of Lender and shall be subject to the obligation of each Participant to share with Lender its share thereof. Borrowers also agree that each Participant shall be entitled to the benefits of Section 10.9 as if it were Lender. Notwithstanding the granting of any such participating interests: (x) Borrowers shall look solely to Lender for all purposes of this Agreement, the Loan Documents and the transactions contemplated hereby, (y) Borrowers shall at all times have the right to rely upon any amendments, waivers or consents signed by Lender as being binding upon all of the Participants, and (z) all communications in respect of this Agreement and such transactions shall remain solely between Borrowers and Lender (exclusive of Participants) hereunder. Any Lender granting a participation hereunder shall maintain, as a non-fiduciary agent of Borrowers, a register as to the participations granted and transferred under this Section containing the same information specified in Section 10.9 on the Register as if each Participant were a Lender to the extent required to cause the Loans to be in registered form for the purposes of Sections 163(f), 165(j), 871, 881, and 4701 of the Code. The entries in such participant register shall be conclusive and binding for all purposes, absent manifest error, and each Lender shall treat each Person, whose name is recorded in the participant register as the owner of such participation for all purposes of this Agreement and the other Loan Documents.

10.11        Headings; Construction. Section and subsection headings are used in this Agreement only for convenience and do not affect the meanings of the provisions that they precede.

10.12        USA PATRIOT Act Notification. Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act, it may be required to obtain, verify and record certain information and documentation that identifies such Person, which information may include the name and address of each such Person and such other information that will allow Lender to identify such Persons in accordance with the USA PATRIOT Act.

10.13        Counterparts; Email Signatures. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Agreement may be executed by signatures delivered by electronic mail, each of which shall be fully binding on the signing party.

10.14        GOVERNING LAW. THIS AGREEMENT, ALONG WITH ALL OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED OTHERWISE IN SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AGREEMENT AND ALL SUCH OTHER LOAN DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

10.15        WAIVERS AND JURISDICTION.

(a)    CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR IN ANY OTHER COURT (IN ANY JURISDICTION) SELECTED BY THE LENDER IN ITS SOLE DISCRETION, AND EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND AMENDMENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR UNDER ANY AMENDMENT, WAIVER, AMENDMENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON ANY BORROWER OR ANY OTHER LOAN PARTY AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS’ NOTICE ADDRESS (ON BEHALF OF THE BORROWERS OR SUCH LOAN PARTY) SET FORTH IN SECTION 10.1 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE MAIL, OR, AT THE LENDER’S OPTION, BY SERVICE UPON BORROWERS OR ANY OTHER LOAN PARTY IN ANY OTHER MANNER PROVIDED UNDER THE RULES OF ANY SUCH COURTS.

(b)    [Reserved].

10.16        Publication. With the prior written consent of the Borrower Agent (such consent not to be unreasonably withheld or delayed), Lender may publish a tombstone, press releases or similar advertising material relating to the financing transactions contemplated by this Agreement, and Lender reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

10.17        Confidentiality. Lender agrees to use commercially reasonable efforts not to disclose Confidential Information to any Person without the prior consent of Borrowers; provided, however, that nothing herein contained shall limit any disclosure of the tax structure of the transactions contemplated hereby, or the disclosure of any information (a) to the extent required by applicable law, statute, rule, regulation or judicial process or in connection with the exercise of any right or remedy under any Loan Document, or as may be required in connection with the examination, audit or similar investigation of the Lender or any of its Affiliates, (b) to examiners, auditors, accountants or any regulatory authority, (c) to the officers, partners, managers, directors, employees, agents and advisors (including independent auditors, lawyers and counsel) of the Lender or any of its Affiliates, (d) in connection with any litigation or dispute which relates to this Agreement or any other Loan Document to which the Lender is a party or is otherwise subject, (e) to a subsidiary or Affiliate of the Lender, (f) to any assignee or participant (or prospective assignee or participant) which agrees to be bound by this Section 10.17 and (g) to any lender or other funding source of the Lender (each reference to Lender in the foregoing clauses shall be deemed to include the actual and prospective assignees and participants referred to in clause (f) and the lenders and other funding sources referred to in clause (g), as applicable for purposes of this Section 10.17), and provided further, that in no event shall the Lender be obligated or required to return any materials furnished by or on behalf of Borrowers or any other Loan Party. The obligations of the Lender under this Section 10.17 shall supersede and replace the obligations of the Lender under any confidentiality letter or provision in respect of this financing or any other financing previously signed and delivered by the Lender to Borrowers or any of their respective Affiliates.

10.18        Borrowing Agency Provisions.

(a)    Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to (i) borrow, (ii) request advances, (iii) request the issuance of Letters of Credit, (iv) sign and endorse notes, (v) execute and deliver all instruments, documents, applications, security agreements, reimbursement agreements and letter of credit agreements for Letters of Credit and all other certificates, notice, writings and further assurances now or hereafter required hereunder, (vi) make elections regarding interest rates, (vii) give instructions regarding Letters of Credit and agree with the issuer thereof upon any amendment, extension or renewal of any Letter of Credit and (viii) otherwise take action under and in connection with this Agreement and the other Loan Documents, all on behalf of and in the name such Borrower, and hereby authorizes Lender to pay over or credit all Loan proceeds hereunder in accordance with the request of Borrowing Agent.

(b)    The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to the Borrowers and at their request. Lender shall not incur liability to any Borrower as a result thereof.

(c)    All Obligations shall be joint and several, and each Borrower shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of each Borrower shall in no way be affected by any extensions, renewals and forbearance granted by Lender to any Borrower, failure of Lender to give any Borrower notice of borrowing or any other notice, any failure of Lender to pursue or preserve its rights against any Borrower, the release by Lender of any Collateral now or thereafter acquired from any Borrower, and such agreement by each Borrower to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Lender to the other Borrowers or any Collateral for such Borrower’s Obligations or the lack thereof. Each Borrower waives all suretyship defenses.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Borrowers, each other Loan Party signatory hereto, and Lender have signed this Agreement as of the date first set forth above.

Borrowers:

JAC OPERATIONS, INC.

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President

FREIGHT CAR SERVICES, INC.

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President

JAIX LEASING COMPANY

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President

FREIGHTCAR SHORT LINE, INC.

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President

JOHNSTOWN AMERICA, LLC

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President
Lender:

SIENA LENDING GROUP LLC

By:	/s/ Anthony Lavinio
Name: Anthony Lavinio
Its: Authorized Signatory

By:	/s/ Steven Sanicola
Name: Steven Sanicola
Its: Authorized Signatory

Signature Page to Loan and Security Agreement

FREIGHTCAR ALABAMA, LLC

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President

FREIGHTCAR RAIL SERVICES, LLC

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President

FREIGHTCAR NORTH AMERICA, LLC

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President

Signature Page to Loan and Security Agreement

Guarantors:

FREIGHTCAR AMERICA, INC.

By:	/s/ James R. Meyer
Name: James R. Meyer
Its: President

Signature Page to Loan and Security Agreement

Information Certificate

[See attached]

[Information Certificates]

Schedule A

Description of Certain Terms

1. Loan Limits for Revolving Loans and Letters of Credit:
(a) Maximum Revolving Facility Amount:	$20,000,000
(b) Advance Rates:
(i) Accounts Advance Rate:	85%; provided, that if Dilution exceeds 3%, Lender may, at its option (A) reduce such advance rate by the number of full or partial percentage points comprising such excess or (B) establish a Reserve on account of such excess (the “Dilution Reserve”).
(ii) Inventory Advance Rates:	The lesser of (i) 50% and (ii) 85% of the NOLV Factor of the applicable Eligible Inventory
(c) [Reserved].
(d) Letter of Credit Limit:	$0
2. [Reserved]
3. Interest Rate:
(a) Revolving Loans and Letters of Credit:	3% per annum in excess of the Base Rate
4. Maximum Days re Eligible Accounts:
(a) Maximum days after original invoice date for Eligible Accounts:	Ninety (90) days
(b) Maximum days after original invoice due date for Eligible Accounts:	Sixty (60) days
5. Lender’s Bank:	Wells Fargo Bank, National Association and its affiliates
Siena Funding Depository Account
Account # 4986311751
ABA Routing # 121000248
Reference: JAC Operations, Inc.
(which bank may be changed from time to time by notice from Lender to Borrowers)
6. Scheduled Maturity Date:	October 8, 2023

A-1

Schedule B

Definitions

Unless otherwise defined herein, the following terms are used herein as defined in the UCC: Accounts, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights, Proceeds, Supporting Obligations and Tangible Chattel Paper.

As used in this Agreement, the following terms have the following meanings:

“Accounts Advance Rate” means the percentage set forth in Section 1(b)(i) of Schedule A.

“Advance Rates” means, collectively, the Accounts Advance Rate and the Inventory Advance Rate.

“Affiliate” means, with respect to any Person, any other Person in control of, controlled by, or under common control with the first Person, and any other Person who has a substantial interest, direct or indirect, in the first Person or any of its Affiliates, including, any officer or director of the first Person or any of its Affiliates; provided, however, that neither Lender nor any of its Affiliates shall be deemed an “Affiliate” of any Borrower for any purposes of this Agreement. For the purpose of this definition, a “substantial interest” shall mean the direct or indirect legal or beneficial ownership of more than ten (10%) percent of any class of equity or similar interest.

“Agreement” and “this Agreement” have the meanings set forth in the heading to this Agreement.

“Approved Electronic Communication” means each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, facsimile, Passport 6.0, or any other equivalent electronic service, whether owned, operated or hosted by Lender, any of its Affiliates or any other Person, that any party is obligated to, or otherwise chooses to, provide to Lender pursuant to this Agreement or any other Loan Document, including any financial statement, financial and other report, notice, request, certificate and other information or material; provided that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that Lender specifically instructs a Person to deliver in physical form.

“Approved Fund” shall mean any Person that is engaged in making, purchasing, holding or investing in loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) the Lender, (b) an Affiliate of the Lender or (c) an entity or an Affiliate of an entity that administers or manages the Lender.

“Attributable Indebtedness” shall mean, when used with respect to any Sale and Leaseback, as at the time of determination, the present value (discounted at a rate equivalent to the Borrower’s then-current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP; provided that, if such Sale and Leaseback results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of Capital Lease Obligation.

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“Authorized Officer” means the chief executive officer, chief financial officer or treasurer of any Borrower and each other Person designated from time to time by any of the foregoing officers of any Borrower in a notice to Lender, which designation shall continue in force and effect until terminated in a notice to Lender from any of the foregoing officers of any Borrower.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101 et seq.).

“Base Rate” means, for any day, the greatest of (a) the per annum rate of interest which is identified as the “Prime Rate” and normally published in the Money Rates section of The Wall Street Journal (or, if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Lender may select) (the “Published Prime Rate”) (and, if any such published rate is below zero, then the rate determined pursuant to this clause (a) shall be deemed to be zero), (b) the sum of the Federal Funds Rate plus 0.5% and (c) 3.25% per annum. Any change in the Base Rate due to a change in such Published Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in such Published Prime Rate or the Federal Funds Rate.

“Borrowers” has the meaning set forth in the Preamble to this Agreement.

“Borrowing Agent” means FCNA acting for itself in its capacity as a Borrower or in its capacity as agent for all of the Borrowers (including itself).

“Borrowing Base” means, as of any date of determination, the Dollar Equivalent Amount as of such date of determination of (a) the aggregate amount of Eligible Accounts multiplied by the Accounts Advance Rate; plus (b) the lower of cost or market value of Eligible Inventory multiplied by the applicable Inventory Advance Rate; minus (c) all Reserves which Lender has established pursuant to Section 1.2 (including those to be established in connection with any requested Revolving Loan or Letter of Credit).

“Business Day” means a day other than a Saturday or Sunday or any other day on which Lender or banks in New York are authorized to close.

“Capital Expenditures” means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of Borrowers, but excluding expenditures made in connection with the acquisition, replacement, substitution or restoration of assets to the extent financed (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (b) with cash awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

“Capital Lease” shall mean, with respect to any Person, any lease of, or other arrangement conveying the right to use, any property by such Person as lessee that has been or should be accounted for as a capital lease on a balance sheet of such person prepared in accordance with GAAP. For the avoidance of doubt, no operating lease (as determined in accordance with GAAP) shall be considered a Capital Lease.

“Capital Lease Obligations” shall mean, with respect to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease, any lease entered into as part of any Sale and Leaseback or any Synthetic Lease, or a combination thereof, which obligations are (or would be, if such Synthetic Lease or other lease were accounted for as a Capital Lease) required to be classified and accounted for as Capital Leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof (or the amount that would be capitalized, if such Synthetic Lease or other lease were accounted for as a Capital Lease) determined in accordance with GAAP.

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“CARES Act” shall mean, the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act and applicable rules and regulations, as amended from time to time.

“Cash Equivalents” shall mean, as at any date of determination, any of the following: (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the government of the United States of America or (ii) issued by any agency of the United States of America and the obligations of which are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after the date of acquisition and having a rating of at least A-1 from S&P or at least P-1 from Moody’s; (c) certificates of deposit, time deposits, Eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator), (ii) has Tier 1 capital (as defined in such regulations) of not less than $1,000,000,000 and (iii) has a rating of at least AA- from S&P and Aa3 from Moody’s; (d) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (c) of this definition; and (g) shares of money market, mutual or similar funds which (i) invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; (ii) has net assets of not less than $500,000,000 and (iii) has the highest rating obtainable from either S&P or Moody’s.

“Closing Date” means October 8, 2020.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all property and interests in property in or upon which a security interest, pledge or other Lien is granted pursuant to this Agreement or the other Loan Documents, including all of the property of each Loan Party described in Section 3.1, but in any event excluding Excluded Assets.

“Collections” has the meaning set forth in Section 4.1.

“Compliance Certificate” means a compliance certificate substantially in the form of Exhibit F hereto to be signed by an Authorized Officer of Borrowing Agent.

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“Common Stock” shall mean the common stock of Holdings, par value $0.01 per share.

“Confidential Information” means confidential information that any Loan Party furnishes to the Lender pursuant to any Loan Document concerning any Loan Party’s business, but does not include any such information once such information has become, or if such information is, generally available to the public or available to the Lender (or other applicable Person) from a source other than the Loan Parties which is not, to the Lender’s knowledge, bound by any confidentiality agreement in respect thereof.

“Default” means any event which with notice or passage of time, or both, would constitute an Event of Default.

“Default Rate” has the meaning set forth in Section 2.1.

“Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior twelve (12) months, that is the result of dividing the Dollar Equivalent Amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (b) Borrowers’ billings with respect to Accounts during such period.

“Dilution Reserve” has the meaning set forth in Section 1(b)(i) of Schedule A.

“Disposition” shall mean, with respect to any Property, any sale, lease, sublease, assignment, conveyance, transfer, exclusive license or other disposition thereof (including (i) by way of merger or consolidation, (ii) any Sale and Leaseback and (iii) any Synthetic Lease); and the terms “Dispose” and “Disposed of” shall have correlative meanings.

“Disqualified Equity Interests” shall mean any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition, (a) require the payment of any dividends (other than dividends payable solely in shares of Qualified Equity Interests), other than as a result of a change of control, (b) mature or are mandatorily redeemable or subject to mandatory repurchase or redemption or repurchase at the option of the holders thereof (other than solely for Qualified Equity Interests), in each case in whole or in part and whether upon the occurrence of any event, other than as a result of a change of control, pursuant to a sinking fund obligation on a fixed date or otherwise (including as the result of a failure to maintain or achieve any financial performance standards) or (c) are or become convertible into or exchangeable for, automatically or at the option of any holder thereof, other than as a result of a change of control any Indebtedness, Equity Interests or other assets other than Qualified Equity Interests, in the case of each of clauses (a), (b) and (c), prior to the date that is 91 days after the Maturity Date at the time of issuance of such Equity Interests (other than (i) following Payment in Full or (ii) upon a “change in control”; provided that any payment required pursuant to this clause (ii) is subject to the prior Payment in Full); provided, however, that if such Equity Interests are issued to any employee or to any plan for the benefit of employees of Holdings, FCNA or their Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by a Subsidiary in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability.

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“Disqualified Lender” shall mean (a)(i) any Person that is a competitor of Holdings and its Subsidiaries and (ii) any Person identified by the Borrowing Agent to the Lender, in each case, which Person has been designated as a “Disqualified Lender” by written notice to the Lender by Borrowing Agent prior to the Closing Date or from time to time thereafter and (b) Affiliates of Persons described in clause (a) above (other than such Affiliates that are bona fide fixed income investors, debt funds, regulated bank entities or unregulated lending entities generally engaged in making, purchasing, holding or otherwise investing in commercial loans, debt securities or similar extensions of credit in the ordinary course of business) that are either (i) identified in writing by Borrowing Agent to the Lender from time to time or (ii) reasonably identifiable as an Affiliate of such Persons on the basis of such Affiliate’s name; provided, that the inclusion of such Persons as Disqualified Lenders shall not retroactively apply to disqualify any Persons that have previously acquired an assignment or participation in the Loans; provided, further, that the term “Disqualified Lender” shall exclude any Person that Borrowing Agent has designated as no longer being a “Disqualified Lender” by written notice delivered to the Lender from time to time.

“Dollar Equivalent” means, at any time, (a) as to any amount denominated in Dollars, the amount hereof at such time, and (b) as to any amount denominated in a currency other than Dollars, the equivalent amount in Dollars as determined by Lender at such time that such amount could be converted into Dollars by Lender according to prevailing exchange rates selected by Lender.

“Dollars” or “$” means United States Dollars, lawful currency for the payment of public and private debts.

“Domestic Foreign Holding Company” means any Domestic Subsidiary that holds no material assets other than Equity Interests (or Equity Interests and Indebtedness) of one or more Foreign Subsidiaries that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“Domestic Subsidiary” shall mean any Subsidiary of Holdings organized under the laws of the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America.

“E-Signature” means the process of attaching to or logically associating with an Approved Electronic Communication an electronic symbol, encryption, digital signature or process (including the name or an abbreviation of the name of the party transmitting the Approved Electronic Communication) with the intent to sign, authenticate or accept such Approved Electronic Communication.

“Eligible Account” means, at any time of determination, an Account owned by a Loan Party which satisfies the general criteria set forth below and which is otherwise acceptable to Lender in its Permitted Discretion (provided, that Lender may, in its Permitted Discretion, change the general criteria for acceptability of Eligible Accounts and shall notify Borrowers of such change promptly thereafter). An Account shall be deemed to meet the current general criteria if:

(a)       neither the Account Debtor nor any of its Affiliates is an Affiliate, creditor or supplier of the applicable Loan Party (with Accounts to be ineligible to the extent of any amounts owed by such applicable Loan Party to such Person as a creditor or supplier);

(b)       it does not remain unpaid more than the earlier to occur of (i) the number of days after the original invoice date set forth in Section 4(a) of Schedule A or (ii) the number of days after the original invoice due date set forth in Section 4(b) of Schedule A;

(c)       the Account Debtor or its Affiliates are not past due (or past any of applicable dates referenced in clause (b) above) on other Accounts owing to the applicable Loan Party comprising more than 50% of all of the Accounts owing to the applicable Loan Party by such Account Debtor or its Affiliates;

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(d)       all Eligible Accounts owing by any single account debtor and its Subsidiaries and Affiliates (other than Boeing, Taylor Frac, LLC, TTX Company, and their respective Subsidiaries and Affiliates and those other account debtors who are listed from time to time on Schedule F annexed hereto, which may be updated from time to time upon the mutual written (which may be electronic) agreement of Lender and Borrowers) do not represent more than 25% of all otherwise Eligible Accounts (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (d) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 25% of all otherwise Eligible Accounts); provided that Lender will consider upon written request from Borrowers, in its sole discretion, additional investment-grade companies for inclusion hereunder;

(e)       the Account complies with each covenant, representation or warranty contained in this Agreement or any other Loan Document with respect to Eligible Accounts (including any of the representations set forth in Section 5.4);

(f)       the Account is not subject to any contra relationship, counterclaim, dispute or set-off; provided, that such Account shall be deemed to be ineligible only to the extent of such contra, counterclaim, dispute or set-off;

(g)       the Account Debtor’s chief executive office or principal place of business is located in the United States or Canada, unless (i) the sale is fully backed by a letter of credit, guaranty or acceptance acceptable to Lender in its Permitted Discretion, and if backed by a letter of credit, such letter of credit has been issued or confirmed by a bank satisfactory to Lender in its Permitted Discretion, is sufficient to cover such Account, and if required by Lender, the original of such letter of credit has been delivered to Lender or Lender’s agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms, conditions and in an amount acceptable to Lender in its Permitted Discretion;

(h)       the Account is payable solely in Dollars;

(i)       it is absolutely owing to such Loan Party and does not arise from a sale on a bill-and-hold, guarantied sale, sale-or-return, sale-on-approval, consignment, retainage or any other repurchase or return basis or consist of progress billings;

(j)       [reserved];

(k)       the Account Debtor is not the United States of America or any state or political subdivision (or any department, agency or instrumentality thereof) (“Governmental Account Debtor”), unless the applicable Loan Party has complied with the Assignment of Claims Act of 1940 (31 U.S.C. §203 et seq.) or other applicable similar state or local law in a manner reasonably satisfactory to Lender;

(l)       it is at all times subject to Lender’s duly perfected, first priority security interest and to no other Lien that is not a Permitted Lien, and the goods giving rise to such Account (i) were not, at the time of sale, subject to any Lien except Permitted Liens and (ii) have been sold by the applicable Loan Party to the Account Debtor in the ordinary course of the applicable Loan Party’s business and delivered to and accepted by the Account Debtor, or the services giving rise to such Account have been performed by the applicable Loan Party and accepted by the Account Debtor in the ordinary course of the applicable Loan Party’s business;

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(m)       the Account is not evidenced by Chattel Paper or an Instrument of any kind (unless delivered to Lender in accordance with Section 3.2 of this Agreement) and has not been reduced to judgment;

(n)       the Account Debtor’s total indebtedness to the applicable Loan Party does not exceed the amount of any credit limit established by the applicable Loan Party or Lender in its Permitted Discretion and the Account Debtor is otherwise deemed to be creditworthy by Lender (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (n) shall be considered Eligible Accounts to the extent the amount of such Accounts does not exceed the lower of such credit limits);

(o)       there are no facts or circumstances existing, or which could reasonably be anticipated to occur, which might result in any adverse change in the Account Debtor’s financial condition or impair or delay the collectability of all or any portion of such Account;

(p)       Lender has been furnished with all documents and other information pertaining to such Account which Lender has reasonably requested, or which the applicable Loan Party is obligated to deliver to Lender, pursuant to this Agreement;

(q)       the applicable Loan Party has not made an agreement with the Account Debtor to extend the time of payment thereof beyond the time periods set forth in clause (b) above;

(r)       the applicable Loan Party has not posted a surety or other bond in respect of the contract under which such Account arose; and

(s)       the Account Debtor is not subject to any proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar applicable law.

“Eligible Inventory” means, at any time of determination, Inventory owned by a Loan Party which satisfies the general criteria set forth below and which is otherwise acceptable to Lender in its Permitted Discretion (provided, that Lender may, in its Permitted Discretion, change the general criteria for acceptability of Eligible Inventory and shall notify Borrowers of such change promptly thereafter). Inventory shall be deemed to meet the current general criteria if:

(a)       it consists of raw materials;

(b)       it is in good, new and saleable condition;

(c)       it is not slow-moving (defined as inventory units with no usage for 12 months), obsolete, damaged, contaminated, unmerchantable, returned, rejected, discontinued or repossessed, or supplies and packaging;

(d)       it is not in the possession of a processor, consignee or bailee, or located on premises leased or subleased to the applicable Loan Party, or on premises subject to a mortgage in favor of a Person other than Lender, unless (x) such processor, consignee, bailee or mortgagee or the lessor or sublessor of such premises, as the case may be, has executed and delivered all documentation which Lender shall require to evidence the subordination or other limitation or extinguishment of such Person’s rights with respect to such Inventory and Lender’s right to gain access thereto or (y) a rent Reserve has been established by Lender in accordance with this Agreement in the case of third party leased locations, or such other Reserve satisfactory to Lender in its Permitted Discretion has been established with respect to Inventory in possession of any processor, consignee or bailee, or located on the premises owned by any Loan Party subject to a mortgage in favor of a Person other than Lender;

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(e)       it does not consist of labels, pallets, consigned items, supplies or packaging;

(f)       it meets all standards imposed by any Governmental Authority;

(g)       it conforms in all respects to any covenants, warranties and representations set forth in this Agreement and each other Loan Document;

(h)       it is at all times subject to Lender’s duly perfected, first priority security interest and no other Lien except a Permitted Lien;

(i)       it is not purchased or manufactured pursuant to a license agreement that is not assignable to each of Lender and its transferees, unless such license agreement is satisfactory to Lender or Lender is in receipt of a Licensor Consent Agreement in form and substance satisfactory to Lender; and

(j)       it is situated at a Collateral location listed in Sections 25-29 of the Information Certificate or other location of which Lender has been notified as required by Section 5.8 (and it is not in-transit), in each case which location must be in the continental United States.

“Equity Interests” means, with respect to a Person, all of the shares of stock, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as in effect from time to time).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules, regulations and orders promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of section 414(b) or (c) of the Code (and sections 414(m) and (o) of the Code for purposes of provisions relating to section 412 of the Code and section 302 of ERISA).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) the termination or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate.

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“Event of Default” has the meaning set forth in Section 7.1.

“Excess Availability” means the amount, as determined by Lender, calculated at any date, equal to the difference of (a) the lesser of (x) the Maximum Revolving Facility Amount and all Reserves and (y) the Borrowing Base, minus (b) the outstanding balance of all Revolving Loans and the Letter of Credit Balance; provided that if any of the Loan Limits for Revolving Loans is exceeded as of the date of calculation, then Excess Availability shall be zero.

“Excluded Account” means (a) a Deposit Account exclusively used for trust, payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Loan Party’s employees, (b) a Deposit Account used solely as a zero balance account, (c) escrow, trust, fiduciary or similar Deposit Account exclusively holding funds or property for the benefit of third parties, and (d) any Deposit Account that, as of any applicable date of determination, has not had a balance at any time in the preceding thirty (30) days in excess of $100,000.

“Excluded Assets” means:

(a)    any fee owned Real Property and any leasehold rights and interests in Real Property;

(b)    commercial tort claims where the amount of damages claimed by the applicable Loan Party is less than $250,000;

(c)    governmental licenses, state or local franchises, charters and authorizations and any other property and assets to the extent that the Lender may not validly possess a security interest therein under applicable requirements of law (including, without limitation, rules and regulations of any Governmental Authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization that has not been obtained after the applicable Loan Party has used commercially reasonable efforts to do so, other than to the extent such prohibition or limitation on possessing a security interest therein is rendered ineffective under the UCC or other applicable requirements of law notwithstanding such prohibition or limitation;

(d)    any lease, license, permit or agreement to the extent that a grant of a security interest therein (i) is prohibited by applicable requirements of law other than to the extent such prohibition is rendered ineffective under the UCC or other applicable requirements of law notwithstanding such prohibition or (ii) to the extent and for so long as it would violate or invalidate the terms thereof (in each case, after giving effect to the relevant provisions of the UCC or other applicable requirements of law) or would give rise to a termination right of an unaffiliated third party thereunder or require consent of an unaffiliated third party thereunder (except to the extent such provision is overridden by the UCC or other requirements of law), in each case, only to the extent that such limitation on such pledge or security interest is otherwise permitted under Section 5.25(k);

(e)    (i) margin stock (to the extent a security interest therein would violate the provisions of the regulations of the Board of Governors, including Regulation T, Regulation U or Regulation X) and (ii) Equity Interests in any Person other than Wholly Owned Subsidiaries that cannot be pledged without the consent of unaffiliated third parties (unless such consent has been obtained);

(f)     (i) voting Equity Interests in excess of 65% (or such greater percentage that could not reasonably be expected to cause any material adverse Tax consequences) of the total voting Equity Interests in any Excluded Foreign Subsidiary and (ii) any assets of any Excluded Foreign Subsidiary (including 100% of the Equity Interests in any Subsidiary whose immediate parent is an Excluded Foreign Subsidiary);

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(g)    any intent-to-use trademark or service mark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto and acceptance thereof by the United States Patent and Trademark Office, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of or void such intent-to-use trademark or service mark application or any registration that may issue therefrom under applicable federal law;

(h)    machinery and equipment located at the Shoals Facility that is transferred to the landlord, the Mexican Joint Ventures or the Mexican Subsidiaries or otherwise disposed of in connection with the Shoals Facility Lease Termination; and

(i)     particular assets if and for so long as, if reasonably agreed by the Lender and the Borrowers, the cost of creating a pledge or security interest in such assets exceed the practical benefits to be obtained by the Lender;

provided, however, that Excluded Assets shall not include any proceeds, substitutions or replacements of any Excluded Assets referred to in clauses (a) through (i) (unless such proceeds, substitutions or replacements would independently constitute Excluded Assets referred to in clauses (a) through (i)).

“Excluded Foreign Subsidiary” shall mean, for so long as any such Subsidiary’s status as a Guarantor (or the pledge of such Subsidiary’s Equity Interests or assets) could reasonably be expected to cause adverse Tax consequences, (a) each Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code, and (b) each Domestic Foreign Holding Company. For avoidance of doubt, the definition of Excluded Foreign Subsidiary shall include any Foreign Subsidiaries in existence on the Closing Date.

“Excluded Subsidiaries” shall mean (a) any Subsidiary that is not a Wholly Owned Subsidiary of a Loan Party, (b) any Immaterial Subsidiary, (c) any special purpose securitization vehicle (or similar entity), (d) any captive insurance Subsidiary, (e) any not-for-profit Subsidiary and (f) any Excluded Foreign Subsidiary. Notwithstanding anything herein to the contrary, no Subsidiary shall be deemed an Excluded Subsidiary under this Agreement if it is not an Excluded Subsidiary under the Term Debt Loan Agreement or any permitted refinancing in respect thereof.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of Lender, its lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such Lender (i) becomes a party to this Agreement or acquires a participation, or (ii) changes its lending office, except in each case to the extent that, pursuant to Section 9.1 amounts with respect to such Taxes were payable either to such Lender’s assignor (or Lender granting such participation) or to such Lender immediately before it changed its lending office immediately before such assignment or grant of participation; (c) Taxes that would not have been imposed but for such Recipient’s failure to comply with Section 9.1(e) (except where the failure to comply with Section 9.1(e) was the result of a change in law, ruling, regulation, treaty, directive, or interpretation thereof by a Governmental Authority after the date the Recipient became a party to this Agreement or a Participant) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

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“Existing Credit Facility” shall mean that certain Credit and Security Agreement dated as of April 12, 2019 among Holdings, JAC Operations, Inc., Freight Car Services, Inc. Johnstown America, LLC, FreightCar Rail Services, LLC, FreightCar Roanoke, LLC and FreightCar Alabama, LLC, as borrowers, FreightCar Short Line, Inc. and the Borrower (f/k/a FCAI Holdings, LLC), as guarantors, and BMO Harris Bank N.A., as Lender, as it may have been amended, restated, supplemented or otherwise modified prior to the Closing Date.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 147(b)(1) of the Code.

“FCNA” has the meaning set forth in the Preamble to this Agreement.

“Fee Letter” means that certain Fee Letter, dated as of the date hereof, between Borrowers and Lender.

“Fiscal Year” means the fiscal year of Borrowers which ends on December 31 of each year.

“Foreign Subsidiary” shall mean any Subsidiary of Holdings that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the date of determination, in any case consistently applied.

“Gil Family” shall mean, individually or collectively, as the context may require, Jesus Gil, Alejandro Gil and Salvador Gill and any of their Affiliates.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee Obligation” shall mean, with respect to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit), if to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (1) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (2) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrowers in good faith.

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“Guarantors” has the meaning set forth in the heading to this Agreement.

“Holdings” means FreightCar America, Inc., a Delaware corporation.

“Immaterial Subsidiary” shall mean any Subsidiary designated by the Borrowing Agent as an Immaterial Subsidiary if and for so long as such Immaterial Subsidiary, together with all other Immaterial Subsidiaries so designated as Immaterial Subsidiaries, does not have (a) total assets at such time exceeding 2.5% of the total assets of Holdings and its Subsidiaries, on a consolidated basis, or (b) total revenues and operating income for the most recent 12-month period for which financial statements are available exceeding 2.5% of the total revenues and operating income for the most recent 12-month period of Holdings and its Subsidiaries, on a consolidated basis; provided that any Subsidiary would not be an Immaterial Subsidiary to the extent the above required terms are not satisfied.

“Indebtedness” means (without duplication), with respect to any Person, (a) all obligations or liabilities, contingent or otherwise, for borrowed money, (b) all obligations represented by promissory notes, bonds, debentures or the like, or on which interest charges are customarily paid, (c) all liabilities secured by any Lien on property owned or acquired, whether or not such liability shall have been assumed, but if such obligation has not been assumed, then such obligation shall be valued at the lesser of the amount of the amount of such obligation and the fair market value of the property securing the obligation at any time of determination, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade payables which are not ninety (90) days past the invoice date incurred in the ordinary course of business, but including the maximum potential amount payable under any earn-out or similar obligations), (f) all Capital Leases of such Person, (g) all obligations (contingent or otherwise) of such Person as an account party or applicant in respect of letters of credit and/or bankers’ acceptances, or in respect of financial or other hedging obligations, (h) all Equity Interests issued by such Person subject to repurchase or redemption at any time on or prior to the Scheduled Maturity Date, other than voluntary repurchases or redemptions that are at the sole option of such Person, (i) all principal outstanding under any synthetic lease, off-balance sheet loan or similar financing product, and (j) all Guarantees, endorsements (other than for collection in the ordinary course of business) and other contingent obligations in respect of the obligations of others.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

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“Information Certificates” means (a) as of the Closing Date, the information certificate annexed hereto and (b) as of any date after the Closing Date, the information certificate(s) described in the immediately foregoing clause (a) as most recently updated and delivered to Lender.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks and trademark licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercreditor Agreement” means that certain Intercreditor Agreement between Lender and Term Debt Agent and acknowledged by Borrowers, which will be entered into upon the initial funding under the Term Debt Loan Agreement.

“Inventory Advance Rate” means the percentages set forth in Section 1(b)(ii) of Schedule A.

“Investment Property” means the collective reference to (a) all “investment property” as such term is defined in Section 9-102 of the UCC and (b) all “financial assets” as such term is defined in Section 8-102(a)(9) of the UCC.

“Investment” shall mean, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Issuers” means the collective reference to each issuer of Investment Property.

“Judgment Currency” has the meaning set forth in Section 6.3(b).

“Junior Indebtedness” shall mean, collectively, any Indebtedness of any Loan Party that is (x) secured by a Lien that is junior in priority to the Lien securing the Obligations, (y) by its terms subordinated in right of payment to all or any portion of the Obligations pursuant to subordination terms reasonably satisfactory to the Lender or (z) unsecured.

“Lender” has the meaning set forth in the heading to this Agreement.

“Letter of Credit” has the meaning set forth in Section 1.1.

“Letter of Credit Balance” means the sum of (a) the aggregate undrawn face amount of all outstanding Letters of Credit and (b) all interest, fees and costs due or, in Lender’s estimation, likely to become due in connection therewith.

“Letter of Credit Limit” means the amount set forth in Section 1(e) of Schedule A.

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“Lien” means any pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement in the nature of a security interest of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Loan Account” has the meaning set forth in Section 2.4.

“Loan Documents” means, collectively, this Agreement and all notes, guaranties, security agreements, certificates, landlord’s agreements, the Fee Letter, and all other agreements, documents and instruments now or hereafter executed or delivered by any Borrower, any Loan Party in connection with, or to evidence the transactions contemplated by, this Agreement.

“Loan Guaranty” means Section 8 of this Agreement.

“Loan Limits” means, collectively, the Loan Limits for Revolving Loans and Letters of Credit set forth in Section 1 of Schedule A and all other limits on the amount of Loans and Letters of Credit set forth in this Agreement.

“Loan Party” means, individually, any Borrower, any Guarantor or any Subsidiary party to this Agreement; and “Loan Parties” means, collectively, Borrowers, Guarantors and all Subsidiaries party to this Agreement. For avoidance of doubt, no Railcar Leasing Subsidiary or any Excluded Subsidiary shall be a Loan Party.

“Loans” means, collectively, the Revolving Loans.

“Material Adverse Effect” means any event, act, omission, condition or circumstance which, which individually or in the aggregate, has or could reasonably be expected to have a material adverse effect on (a) the business, operations, properties, assets or financial condition of the Loan Parties taken as a whole, (b) the ability of any Loan Party to perform any of its material obligations under any of the Loan Documents, or (c) the validity or enforceability of, or Lender’s rights and remedies under, any of the Loan Documents.

“Material Contract” means any agreement, contract or instrument (other than (x) agreements, contracts or instruments with customers of any Loan Party and (y) the Shoals Facility Lease) to which any Loan Party is a party or by which any Loan Party or any of its properties is bound (other than the Loan Documents) (i) pursuant to which any Loan Party is required to make payments or other consideration, or will receive payments or other consideration, in excess of $5,000,000 in any 12-month period, (ii) governing, creating, evidencing or relating to Material Indebtedness of any Loan Party or (iii) the termination or suspension of which, or the failure of any party thereto to perform its obligations thereunder, could reasonably be expected to have a Material Adverse Effect.

“Material Indebtedness” shall mean Indebtedness (other than the Obligations) of any Loan Party in an individual principal amount of $5,000,000 or more.

“Maturity Date” means the Scheduled Maturity Date (or if earlier the Termination Date), or such earlier date as the Obligations may be accelerated in accordance with the terms of this Agreement (including without limitation pursuant to Section 7.2).

“Maximum Lawful Rate” has the meaning set forth in Section 2.5.

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“Maximum Liability” has the meaning set forth in Section 8.9.

“Maximum Revolving Facility Amount” means the amount set forth in Section 1(a) of Schedule A.

“Mexican ABL Credit Facility” shall mean the revolving credit facility evidenced by a revolving credit agreement in form and substance reasonably satisfactory to the Lender, which may be entered into after the Closing Date, by the Mexican Subsidiaries, as borrowers, and the lenders from time to time party thereto, as amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time, and which shall (i) have revolving credit commitments in an aggregate principal amount reasonably satisfactory to the Lender and (ii) be secured only by inventory and related assets owned by the Mexican Subsidiaries and located in Mexico.

“Mexican Joint Ventures” shall mean, prior to the consummation of the Mexico JV Transaction, collectively, (a) FCA-Fasemex, LLC, a Delaware limited liability company and the outstanding equity interests of which are owned 50% by FCNA and 50% by Fasemex, Inc., (b) FCA-Fasemex, S. de R.L., de C.V., an entity organized under the laws of Mexico and the outstanding equity interests of which are owned 50% by FCNA, 43% by Fabricaciones y Servicios de México, S.A. de C.V. and 7% by Agben México, S.A. de C.V., and (c) FCA-Fasemex Enterprise, S. de R.L., de C.V., an entity organized under the laws of Mexico and the outstanding equity interests of which are owned 50% by FCNA, 43% by Fabricaciones y Servicios de México, S.A. de C.V. and 7% by Agben México, S.A. de C.V.

“Mexican Subsidiaries” shall mean, upon the consummation of the Mexico JV Transaction, collectively, (a) FCA-Fasemex, S. de R.L., de C.V., an entity organized under the laws of Mexico, and (b) FCA-Fasemex Enterprise, S. de R.L., de C.V., an entity organized under the laws of Mexico

“Mexico Facility” shall mean that certain facility located at Tepic 1100, Colonia California, Coahuila, México, C.P. 25870.

“Mexico Facility Landlord” means Fabricaciones y Servicios de México, S.A. de C.V.

“Mexico Facility Lease” means that certain Amended and Restated Lease Agreement, to be entered into by FCA-Fasemex, S. de R.L., de C.V., as lessee, and the Mexico Facility Landlord, as lessor, in connection with the lease of the Mexico Facility.

“Mexico JV Acquisition Agreement” shall mean that certain Equity Purchase Agreement, to be entered into on or prior to the Closing Date (as defined in the Term Debt Loan Agreement), by and among FCNA, Fasemex, Inc., a Texas corporation, Fabricaciones y Servicios de México, S.A. de C.V., an entity organized under the laws of Mexico, and Agben México, S.A. de C.V., an entity organized under the laws of Mexico.

“Mexico JV Transaction” shall mean, the acquisition by FCNA of 50% of each of the outstanding equity interests in (a) FCA-Fasemex, LLC, a Delaware limited liability company, (b) FCA-Fasemex, S. de R.L., de C.V., an entity organized under the laws of Mexico and (c) FCA-Fasemex Enterprise, S. de R.L., de C.V., an entity organized under the laws of Mexico, pursuant to the Mexico JV Acquisition Agreement.

“Minimum Liquidity” means on any date of determination, an amount equal to Excess Availability plus immediately available unrestricted cash on hand less outstanding or held checks.

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“Moody’s” shall mean Moody’s Investor Service, Inc. and any successor thereto.

“Monthly Financial Model” means a report substantially in the form of Exhibit G hereto to be signed by an Authorized Officer of Borrowing Agent.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“NOLV Factor” means the quotient, expressed as a percentage, of (a) the Net Orderly Liquidation Value of Eligible Inventory divided by (b) the book value of Eligible Inventory, which will be adjusted monthly or at such other times as Lender shall determine in its Permitted Discretion.

“Non-Paying Guarantor” has the meaning set forth in Section 8.10.

“Non-U.S. Recipient” has the meaning set forth in Section 9.1(e)(ii).

“Notice of Borrowing” has the meaning set forth in Section 1.4.

“Obligations” means all present and future Loans, advances, debts, liabilities, fees, expenses, obligations, guaranties, covenants, duties and indebtedness at any time owing by any Borrower or any Loan Party to Lender, whether evidenced by this Agreement or any other Loan Document, whether arising from an extension of credit, opening of a Letter of Credit, guaranty, indemnification or otherwise, whether direct or indirect, whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute.

“Organic Documents” means, with respect to any Person, the certificate of incorporation, articles of incorporation, certificate of formation, certificate of limited partnership, by-laws, operating agreement, limited liability company agreement, limited partnership agreement or other similar governance document of such Person.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes, that are Other Connection Taxes imposed with respect to an assignment (other than assignment made pursuant to Section 9.2(b)).

“Overadvance” has the meaning set forth in Section 1.7(a).

“Parent Expenses” shall mean:

(a)	costs (including all professional fees and expenses) incurred by Holdings in connection with reporting obligations under or otherwise incurred in connection with compliance with applicable laws, rules or regulations of any governmental, regulatory or self-regulatory body or stock exchange, or any indenture or other agreement or instrument relating to Indebtedness of FCNA or any Subsidiary, including in respect of any reports filed with respect to the Securities Act, the Exchange Act or the respective rules and regulations promulgated thereunder;
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(b)	customary indemnification obligations of Holdings owing to directors, officers, employees or other Persons under its charter or by-laws or pursuant to written agreements with any such Person to the extent relating to FCNA and its Subsidiaries;

(c)	obligations of Holdings in respect of director and officer insurance (including premiums therefor) to the extent relating to FCNA or any of its Subsidiaries;

(d)	general corporate overhead expenses, including professional fees and expenses and other operational expenses of Holdings related to the ownership or operation of the business of FCNA any of its Subsidiaries; and

(e)	expenses incurred by Holdings in connection with any public offering or other sale of Equity Interests or Indebtedness:

(i)	where the net proceeds of such offering or sale are intended to be received by or contributed to FCNA or any Subsidiary;

(ii)	in a pro-rated amount of such expenses in proportion to the amount of such net proceeds intended to be received by or contributed to FCNA or any Subsidiary; or

(iii)	otherwise on an interim basis prior to completion of such offering, so long as Holdings shall cause the amount of such expenses to be repaid to FCNA or the relevant Subsidiary out of the proceeds of such offering promptly if completed.

“Participant” has the meaning set forth in Section 10.10.

“Passport 6.0” means the electronic and/or internet-based system approved by Lender for the purpose of making notices, requests, deliveries, communications, and for the other purposes contemplated in this Agreement or otherwise approved by Lender, whether such system is owned, operated or hosted by Lender, any of its Affiliates or any other Person.

“Paying Guarantor” has the meaning set forth in Section 8.10.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA, and any sections of the Code or ERISA related thereto that are enacted after the date of this Agreement.

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“Pension Plan” means any employee pension benefit plan within the meaning of Section 3(2) (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by a Loan Party and or ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Asset Dispositions” means:

(a)       Dispositions of surplus, obsolete or worn out Property and Property no longer used or useful in the conduct of the business of FCNA or any Subsidiary in the ordinary course of business;

(b)       the lapse, abandonment, cancellation or non-exclusive license of any immaterial Intellectual Property in the ordinary course of business;

(c)       Dispositions of inventory or goods held for sale in the ordinary course of business;

(d)       Dispositions permitted by Section 5.25(c) (excluding Section 5.25(c)(v) and Section 5.25(c)(ix));

(e)       any sale or issuance of (i) the Equity Interests of any Subsidiary to Holdings or any Loan Party, (ii) the Equity Interests of any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party and (iii) the Warrants to the Term Debt Lenders or their Affiliates;

(f)       any Disposition of other assets for fair market value not to exceed $2,500,000 per fiscal year of Holdings; provided that (i) no Default or Event of Default exists or would result therefrom and (ii) at least 75% of the total consideration for any such Disposition shall be received by FCNA and the Subsidiaries in the form of cash and Cash Equivalents (in each case, free and clear of all Liens at the time received, other than non-consensual Liens permitted by Section 5.25(a));

(g)       transfers of condemned Property as a result of the exercise of “eminent domain” or other similar policies to the respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the respective insurer of such Property as part of an insurance settlement;

(h)       Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding agreements;

(i)       the sale or discount, in each case without recourse and in the ordinary course of business, of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

(j)       transfers of Property by (i) Holdings or FCNA to any Loan Party, (ii) any Loan Party to Holdings, the Borrowers or any other Loan Party or (iii) any Subsidiary that is not a Loan Party to (A) Holdings or any Loan Party for no more than fair market value or (B) any other Subsidiary that is not a Loan Party;

(k)       dispositions and/or terminations of leases, subleases, licenses and sublicenses in the ordinary course of business and which do not materially interfere with the business of FCNA or any of the Subsidiaries;

(l)       Dispositions of Cash Equivalents;

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(m)       Dispositions of Property (other than Equity Interests or all or substantially all of the assets of Holdings or of its Subsidiaries) to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;

(n)       the unwinding of any Swap Contract in accordance with its terms;

(o)       to the extent constituting Dispositions, (i) Liens permitted by Section 5.25(b), (ii) Restricted Payments permitted by Section 5.25(e) (excluding Section 5.25(e)(viii)), (iii) Investments permitted by Section 5.25(g), and (iv) Sale and Leasebacks permitted by Section 5.25(i); and

(p)       (i) the Shoals Facility Lease Termination and (ii) Dispositions of machinery and equipment relating in connection with the closing of the Shoals Facility to the Mexican Joint Ventures, the Mexican Subsidiaries or otherwise, including any further Dispositions of such machinery and equipment by the Mexican Joint Ventures or the Mexican Subsidiaries.

“Permitted Discretion” means a determination made in good faith by Lender in the exercise of reasonable (from the perspective of an asset-based secured lender) business judgment.

“Permitted Equity Issuance” shall mean the sale or issuance of any Equity Interests (a) pursuant to any employee stock or stock option compensation plan, (b) pursuant to the exercise of the Warrants by the Term Debt Lenders or their Affiliates in accordance with the terms thereof and (c) by Holdings in connection with the Mexico JV Transaction.

“Permitted Indebtedness” means:

(a)       Indebtedness of any Loan Party created under this Agreement and under the other Loan Documents;

(b)       unsecured Indebtedness of FCNA owing to any Subsidiary, and of any Subsidiary owing to FCNA or any other Subsidiary, to the extent constituting an Investment permitted by clause (iii) of the definition of Permitted Investments; provided that (i) if any such Indebtedness owed to a Loan Party shall be evidenced by a promissory note, such promissory note shall be pledged to the Lender in accordance with the terms of this Agreement and (ii) all such Indebtedness of any Loan Party owed to any Subsidiary that is not a Loan Party shall be subject to and evidenced by the Subordinated Intercompany Note;

(c)       Indebtedness in respect of Capital Lease Obligations and Purchase Money Obligations financing an acquisition, construction, repair, replacement, lease or improvement of a fixed or capital asset incurred by the Borrowers or any Subsidiary within 270 days after the acquisition, construction, repair, replacement, lease or improvement of the applicable asset in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding;

(d)       Indebtedness outstanding on the Closing Date and listed on Section 40 of the Information Certificate and any Permitted Refinancing Debt in respect thereof;

(e)       Guarantee Obligations by Holdings, FCNA, the Borrowers or any Subsidiary in respect of any Indebtedness of FCNA, the Borrowers or any Subsidiary otherwise permitted to be incurred by FCNA, the Borrower or such Subsidiary hereunder; provided that (A) no Guarantee Obligations in respect of any Junior Indebtedness shall be permitted unless the guaranteeing party shall have also provided a guarantee of the Obligations on the terms set forth in this Agreement and (B) if the Indebtedness being guaranteed is subordinated to the Obligations, such guarantee shall be subordinated to the guarantee of the Obligations on terms at least as favorable to the Lender as those contained in the subordination of such Indebtedness;

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(f)       Indebtedness in respect of Swap Contracts entered into in the ordinary course of business, and not for speculative purposes, to protect against (i) changes in interest rates or (ii) changes in commodity prices or foreign exchange rates; provided however, that the aggregate amount of all such Indebtedness under this clause (ii) at any one time outstanding shall not exceed $1,000,000;

(g)       Indebtedness of FCNA, the Borrowers or any Subsidiary arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn by FCNA, the Borrowers or such Subsidiary in the ordinary course of business against insufficient funds, so long as such Indebtedness is repaid within five Business Days;

(h)       (i) Indebtedness of FCNA, the Borrowers or any Subsidiary in the form of earn-outs, indemnification, incentive, non-compete, consulting or other similar arrangements and other contingent obligations in respect of any Investments permitted by Section 5.25(f) (before any liability associated therewith becomes fixed) and (ii) Indebtedness incurred by FCNA, the Borrowers or any Subsidiary arising from agreements providing for indemnification related to sales of goods or adjustment of purchase price or similar obligations in any case incurred in connection with the Disposition of any business, assets or Subsidiary;

(i)       Indebtedness of FCNA, the Borrowers or any Subsidiary in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments created or issued in the ordinary course of business in connection with workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims; provided that any reimbursement obligations in respect thereof are reimbursed within 30 days following the incurrence thereof (or within such longer period as is permitted without interest or other charges under the benefit plan under which reimbursement is to be made);

(j)       obligations in respect of performance, bid, customs, government, appeal and surety bonds, performance and completion guaranties and similar obligations provided by the Borrowers or any Subsidiary, in each case in the ordinary course of business;

(k)       Indebtedness owing to any insurance company in connection with the financing of any insurance premiums permitted by such insurance company in the ordinary course of business;

(l)       (i) Indebtedness representing deferred compensation or stock-based compensation to employees of Holdings or any Subsidiary incurred in the ordinary course of business and (ii) Indebtedness consisting of obligations of Holdings or any Subsidiary under deferred compensation or other similar arrangements incurred in connection with the Transactions and any Investment permitted hereunder;

(m)       to the extent constituting Indebtedness, take-or-pay obligations contained in supply arrangements;

(n)       the Term Debt Permitted Indebtedness (and any refinancing in respect of such Term Debt Permitted Indebtedness that is incurred in accordance with the terms of the Intercreditor Agreement);

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(o)       Indebtedness in connection with treasury management and commercial credit card, merchant card and purchase or procurement card services entered into in the ordinary course of business;

(p)       additional Indebtedness of FCNA, the Borrowers or any Subsidiary in an aggregate principal amount not to exceed $2,500,000 at any one time outstanding;

(q)       unsecured Indebtedness in the form of the SBA PPP Loan the aggregate principal amount of which does not exceed $10,000,000 at any time;

(r)       (i) Indebtedness and (ii) Guarantee Obligations or letters of credit, bank guaranties, surety bonds and similar instruments, in each case, (x) incurred in the ordinary course of business in respect of obligations owed to suppliers, customers, franchisees, lessors, licensees or sublicensees or (y) otherwise constituting Investments permitted by clause (x) of the definition of Permitted Investments;

(s)       Indebtedness of the Mexican Subsidiaries under the Mexican ABL Credit Facility (and any refinancing in respect thereof); and

(t)       all premium (if any), interest (including post-petition interest), fees, expenses, charges, amortization of original issue discount, interest paid in kind and additional or contingent interest on obligations described in clauses (a) through (s) above.

“Permitted Investments” means:

(a)       Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(b)       Investments by Holdings or any of its Subsidiaries in cash and Cash Equivalents and Investments in assets that were Cash Equivalents when such Investment was made;

(c)       Investments by Holdings or any of the Subsidiaries in the Borrowers or any of the Subsidiaries; provided that (x) any Investment made by any Subsidiary that is not a Loan Party in any Loan Party pursuant to this clause (c) shall be subordinated in right of payment to the Loans pursuant to the Subordinated Intercompany Note and (y) the aggregate amount of such Investments in Subsidiaries that are not Loan Parties shall not exceed $1,000,000 at any one time outstanding;

(d)       guarantees by Holdings or any of its Subsidiaries of leases (other than Capital Leases) or of other obligations of FCNA or any of the Subsidiaries that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(e)       loans or advances to officers, directors, managers and employees of Holdings or any of its Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Holdings directly from such issuing entity (provided that the amount of such loans and advances shall be contributed to FCNA in cash as common equity) and (iii) for any other purpose not described in the foregoing clauses (i) and (ii); provided that the aggregate principal amount of all loans and advances outstanding at any time under this clause (e) shall not exceed $500,000;

(f)       Investments to the extent that payment for such Investments is made solely with Equity Interests (other than Disqualified Equity Interests) of Holdings;

B-21

(g)       Investments by FCNA or any of the Subsidiaries in joint ventures or similar arrangements in an aggregate amount at any one time outstanding not to exceed $1,000,000 (in each case, determined on the date such Investment is made, with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

(h)       Investments (including debt obligations and Equity Interests) received in the ordinary course of business by FCNA or any Subsidiary in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, suppliers and customers arising out of the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(i)       Investments by any Subsidiary that is not a Loan Party in any other Subsidiary that is not a Loan Party;

(j)       Investments (i) existing or contemplated pursuant to legally binding written commitments on the Closing Date and set forth on Section 50 of the Information Certificate and any modification, replacement, renewal or extension thereof and (ii) existing on the Closing Date by Holdings or any Subsidiary in the Borrowers or any other Subsidiary and any modification, replacement, renewal or extension thereof; provided that the amount of the original Investment is not increased except by the terms of such original Investment as set forth on Section 50 of the Information Certificate or as otherwise permitted by this definition;

(k)       Investments in Swap Contracts permitted under clause (f) of the definition of Permitted Indebtedness;

(l)       Investments arising as a result of payments permitted by Section 5.25(g)(i);

(m)       consummation of the Transactions pursuant to and in accordance with the Loan Documents;

(n)       Investments arising directly out of the receipt by FCNA or any Subsidiary of non-cash consideration for any sale of assets permitted under Section 5.25(d); provided that, in the case of any sale made in reliance on clause (f) of the definition of Permitted Asset Dispositions, such non-cash consideration shall in no event exceed 25% of the total consideration received for such sale;

(o)       Investments consisting of the licensing or contribution of Intellectual Property pursuant to joint marketing arrangements with other persons;

(p)       Investments in the ordinary course of business consisting of UCC Article 3 endorsements for collection or deposit and UCC Article 4 customary trade arrangements with customers consistent with past practices;

(q)       to the extent constituting Investments, purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of Intellectual Property, in each case in the ordinary course of business;

(r)       advances of payroll payments to employees in the ordinary course of business;

(s)       loans or advances by FCNA to Holdings in an aggregate amount not to exceed the amount of Restricted Payments permitted to be made to Holdings in accordance with Section 5.25(e);

B-22

(t)       so long as no Event of Default shall have occurred and be continuing or would result therefrom, additional Investments in an aggregate amount at any one time outstanding not to exceed $3,000,000; provided that no Investment may be made pursuant to this clause (t) in any Subsidiary for the purpose of making a Restricted Payment prohibited pursuant to Section 6.05;

(u)       Investments in FreightCar (Shanghai) Trading Co., Ltd. to fund operations and overhead expenses in an aggregate amount not to exceed $500,000 in any fiscal year;

(v)       [reserved];

(w)       Investments of the kind permitted in the immediately foregoing clause (b) that are (i) funded solely with deposits from customers or (ii) funded partially with deposits from customers; provided, that any portion of such Investment not funded by customer deposits shall be required to be permitted under another clause of this definition;

(y)       Investments by Holdings or any of its Subsidiaries in the Mexican Joint Ventures in an aggregate amount at any one time outstanding not to exceed $10,000,000; and

(z) to the extent constituting Investments, guarantee obligations of the Borrower or any Subsidiary of leases (other than Capital Lease Obligations), customer contracts or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business.

“Permitted Liens” means:

(a)       Liens pursuant to any Loan Document;

(b)       Liens in existence on the Closing Date and listed on Section 41 of the Information Certificate, and any Lien granted as a replacement or substitute therefor; provided that any such replacement or substitute Lien (i) does not secure an aggregate amount of Indebtedness or other obligations, if any, greater than that secured on the Closing Date (minus the aggregate amount of any permanent repayments and prepayments thereof since the Closing Date but only to the extent that such repayments and prepayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or a portion of such Indebtedness) and (ii) does not encumber any Property other than the Property subject thereto on the Closing Date (plus improvements and accessions to such Property);

(c)       Liens for Taxes not yet due or that are being contested in good faith by appropriate proceedings diligently conducted; provided that adequate reserves with respect thereto are maintained on the books of Holdings or the applicable Subsidiary, in conformity with GAAP;

(d)       statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business that secure amounts not overdue for a period of more than 30 days (or, if more than 30 days overdue, that are unfiled and no other action has been taken to enforce such Lien) or that are being contested in good faith by appropriate proceedings diligently conducted; provided that adequate reserves with respect thereto are maintained on the books of Holdings or the applicable Subsidiary, in conformity with GAAP;

(e)       (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to Holdings or any of its Subsidiaries;

B-23

(f)       deposits and other Liens to secure the performance of bids, trade contracts, governmental contracts and other similar contracts (other than Indebtedness for borrowed money), leases (other than Capital Leases), subleases, statutory obligations, surety, stay, judgment and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)       encumbrances shown as exceptions in the title insurance policies insuring mortgages, easements, zoning restrictions, rights-of-way, restrictions, encroachments, protrusions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, do not materially detract from the value, or materially interfere with the use, of the Property subject thereto or materially interfere with the ordinary conduct of the business of Holdings or any of its Subsidiaries, taken as a whole;

(h)       Liens securing Indebtedness permitted under clause (c) of the definition of Permitted Indebtedness; provided that (i) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed, at the time of incurrence thereof, the lesser of the cost or fair market value of the Property secured by such Lien;

(i)       Liens on insurance policies and proceeds thereof securing the financing of the premiums with respect thereto;

(j)       any interest or title of a lessor, sublessor, licensor or sublicensor under any lease, sublease, license or sublicense entered into by Holdings or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased or licensed;

(k)       Liens on equipment arising from precautionary UCC financing statements regarding operating leases of equipment;

(l)       (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods in the ordinary course of business and (ii) Liens on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit permitted pursuant to Section 5.25(a) issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business;

(m)       Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Holdings and its Subsidiaries in the ordinary course of business permitted by this Agreement;

(n)       Liens on cash or Cash Equivalents used to defease or to satisfy and discharge Indebtedness; provided that such defeasance or satisfaction and discharge is permitted by this Agreement;

(o)       Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

B-24

(p)       (i) Liens that are contractual or common law rights of set-off relating to (A) the establishment of depository relations in the ordinary course of business with banks not given in connection with the issuance of Indebtedness or (B) pooled deposit or sweep accounts of Holdings, the Borrower and any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Holdings and its Subsidiaries and (ii) other Liens securing cash management obligations (that do not constitute Indebtedness) in the ordinary course of business;

(q)       Liens of a collection bank arising under Section 4-208 or Section 4-210 of the UCC on items in the course of collection;

(r)       Liens on Equity Interests in joint ventures securing obligations of such joint venture;

(s)       judgment Liens in respect of judgments not constituting an Event of Default under Section 7.1(d);

(t)       Liens created under the Term Debt Documents to secure the Term Debt Permitted Indebtedness, which are subject to the Intercreditor Agreement;

(u)       Liens securing the Mexican ABL Credit Facility; provided, that such Liens only encumber inventory and related assets owned by the Mexican Subsidiaries and located in Mexico and other assets acceptable to the Lender; and

(v)       Liens not otherwise permitted by this definition on assets not otherwise constituting Collateral so long as (i) the aggregate outstanding principal amount of the obligations secured thereby and (ii) the aggregate fair market value (determined, in the case of each such Lien, as of the date such Lien is incurred) of the assets subject thereto does not exceed $1,000,000 at any one time.

“Permitted Refinancing Debt” shall mean any modification, refinancing, refunding, renewal or extension of any Indebtedness; provided that (i) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness being modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder; (ii) such modification, refinancing, refunding, renewal or extension has a maturity no earlier and a weighted average life to maturity no shorter than the Indebtedness being modified, refinanced, refunded, renewed or extended; (iii) at the time thereof, no Default or Event of Default shall have occurred and be continuing; (iv) if the Indebtedness being modified, refinanced, refunded, renewed or extended is unsecured, such modification, refinancing, refunding, renewal or extension is unsecured; (v) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms, taken as a whole, at least as favorable to Lender as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended; (vi) if the Indebtedness being modified, refinanced, refunded, renewed or extended is secured, such modification, refinancing, refunding, renewal or extension is secured by no more collateral than the Indebtedness being modified, refinanced, refunded, renewed or extended; and (vii) the primary obligors and guarantors in respect of such Indebtedness being modified, refinanced, refunded, renewed or extended remain the same (or constitute a subset thereof); provided that one or more new obligors and/or guarantors may be added if they are already Loan Parties, are contemporaneously added as Loan Parties at the time of such modification, refinancing, refunding, renewal or extension, or are not required to be Loan Parties because they are Excluded Subsidiaries.

B-25

“Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, government or any agency or political division thereof, or any other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained by any Loan Party or any such plan to which any Loan Party (or with respect to any plan subject to Section 412 or 430 of the Code or Section 302 or Title IV of ERISA, any ERISA Affiliate) is required to contribute.

“Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests.

“Protective Advances” has the meaning set forth in Section 1.3.

“Purchase Money Obligation” shall mean, for any Person, the obligations of such Person in respect of Indebtedness (including Capital Lease Obligations) incurred for the purpose of financing all or any part of the purchase price of any fixed or capital assets or the cost of installation, construction or improvement of any fixed or capital assets; provided, however, that (i) such Indebtedness is incurred within 30 days after such acquisition, installation, construction or improvement of such fixed or capital assets by such Person and (ii) the amount of such Indebtedness does not exceed the lesser of 100% of the fair market value of such fixed or capital asset or the cost of the acquisition, installation, construction or improvement thereof, as the case may be.

“Qualified Equity Interests” shall mean Equity Interests that are not Disqualified Equity Interests.

“Railcar Leasing Subsidiary” means each of FreightCar America Leasing, LLC, a Delaware limited liability company, FreightCar America Leasing 1, LLC, a Delaware limited liability company, FreightCar America Capital Leasing, LLC, a Delaware limited liability company, and FreightCar America Railcar Management, LLC, a Delaware limited liability company.

“Real Property” means all real property held or used by any Loan Party, which relevant Loan Party owns in fee or in which it holds a leasehold interest as a tenant, including as of the Closing Date.

“Recipient” means any Lender, Participant, or any other recipient of any payment to be made by or on account of any Obligation of any Loan Party under this Agreement or any other Loan Document, as applicable.

“Refinancing” shall mean the repayment in full and termination of the Indebtedness under the Existing Credit Facility on or prior to the Closing Date.

“Register” has the meaning set forth in Section 10.9(a).

“Released Parties” has the meaning set forth in Section 6.1.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Reserves” means, as of any date of determination, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, reserves in amounts that the Lender deems necessary or appropriate, in each case including, but not limited to, in its Permitted Discretion and subject to Section 1.2 to establish and maintain (a) to reflect any impediments to the Lender’s ability to realize upon the Collateral included in the Borrowing Base or the proceeds thereof, (b) to reflect claims and liabilities that the Lender determines will need to be satisfied in connection with the realization upon the Collateral included in the Borrowing Base or the proceeds thereof, (c) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of the Borrowing Base or the proceeds thereof, or (d) to reflect matters that adversely affect the enforceability or priority of the Lender on the Collateral (including, (x) reserves with respect to sums that any Borrowers are required to pay under any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased personal property assets, rents or other amounts payable under such leases) and has failed to pay, (y) reserves for slow-moving Inventory and Inventory shrinkage, and (z) reserves for rebates, discounts, warranty claims and returns); provided, further that, to the extent that any Reserve is in respect of amounts that may be payable to third parties, the Lender may, at its option, but without duplication, deduct such Reserve from the Maximum Revolving Facility Amount at any time that the Maximum Revolving Facility Amount is less than the amount of the Borrowing Base.

B-26

“Restricted Payment” shall mean any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

“Revolving Loans” has the meaning set forth in Section 1.1.

“S&P” shall mean S&P Global Ratings and any successor thereto.

“Sale and Leaseback” has the meaning set forth in Section 5.25(i).

“SBA PPP Loan” shall mean a loan incurred by Holdings under 15 U.S.C. 636(a) (36) (as added to the Small Business Act by Section 1102 of the CARES Act).

“Scheduled Maturity Date” means the date set forth in Section 6 of Schedule A.

“Securities Act” means the Securities of Act of 1933, as amended.

“Senior Officer” means the chief executive officer or chief financial officer of any Loan Party.

“Servicer” means Siena Lending Group LLC, a Delaware limited liability company, in its a capacity as servicer.

“Shoals Facility” shall mean the railcar manufacturing facility located at 1200 Haley Drive, Cherokee, Alabama 35616.

“Shoals Facility Lease” shall mean that certain Industrial Facility Lease dated as of September 29, 2011 between Teachers’ Retirement Systems of Alabama and Employees’ Retirement System of Alabama, as landlord, and Navistar, Inc., as tenant, which lease was assigned to FreightCar Alabama, LLC pursuant to that certain Assignment and Assumption of Lease dated as of February 28, 2018.

“Shoals Facility Lease Termination” shall mean the termination of the Shoals Facility Lease in a manner that does not require any additional cash payment by the Loan Parties and is otherwise in form and substance reasonably satisfactory to the Lender.

B-27

“Solvent” means, with respect to any Person, as of any date of determination, on a consolidated basis, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise,” as of such date, (b) the “present fair saleable value” of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, (d) such Person will be able to pay its debts as they mature and (e) such Person is not insolvent within the meaning of any applicable requirements of law. For purposes of this definition, (i) “debt” shall mean liability on a “claim,” (ii) “claim” shall mean any (A) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (B) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured and (iii) such other quoted terms used in this definition shall be determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors.

“Springing DACA Event” means (a) any date on which Borrower has Minimum Liquidity of less than $7,500,000 or (b) the occurrence and during the continuance of an Event of Default.

“Stated Rate” has the meaning set forth in Section 2.5.

“Subordinated Intercompany Note” means the Subordinated Intercompany Note substantially in the form of Exhibit H.

“Subsidiary” means any corporation or other entity of which a Person owns, directly or indirectly, through one or more intermediaries, more than 50% of the Equity Interests at the time of determination. Unless the context indicates otherwise, references to a Subsidiary shall be deemed to refer to a Subsidiary of Borrowers. Notwithstanding the foregoing, no Excluded Subsidiary shall be a Subsidiary for any purposes hereunder or under any other Loan Document.

“Swap Contract” shall mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement, in each case for the purpose of hedging the foreign currency, interest rate or commodity risk associated with the operations of the Subsidiaries.

B-28

“Synthetic Lease” shall mean, as to any Person, (a) any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is accounted for as an operating lease under GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes or (b) (i) a synthetic, off-balance sheet or tax retention lease or (ii) an agreement for the use or possession of property (including a Sale and Leaseback), in each case under this clause (b), creating obligations that do not appear on the balance sheet of such person but which, upon the application of the Bankruptcy Code or under any other bankruptcy or insolvency law of a foreign jurisdiction to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Tax Distribution Amount” shall mean any Taxes measured by income of Holdings, FCNA or any Subsidiary for which Holdings (or another member of any group filing a consolidated, unitary or combined tax return with Holdings) is liable, up to an amount not to exceed the amount of any such Taxes that Holdings and its Subsidiaries would have been required to pay on a separate group basis if Holdings and its Subsidiaries had paid tax on a consolidated, combined, group, affiliated or unitary basis on behalf of an affiliated group consisting only of Holdings and its Subsidiaries, taking into account any net operating losses or other attributes of Holdings or its Subsidiaries.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Debt Agent” means U.S. Bank National Association or a similar institution in its capacity as agent for the Term Debt Lenders under the Term Debt Documents, together with its successors and permitted assigns.

“Term Debt Documents” means, collectively, (i) the Term Debt Loan Agreement, and (ii) all other instruments, agreements and documents executed in connection therewith.

“Term Debt Loan Agreement” means that certain Credit Agreement dated on or about October 9, 2020 by and between Term Debt Agent, Term Debt Lenders, Holdings and FCNA.

“Term Debt Lenders” means each of the financial institutions from time to time party to the Term Debt Loan Agreement and the other Term Debt Documents as lenders.

“Term Debt Permitted Indebtedness” means the Indebtedness evidenced by the Term Debt Documents in an aggregate principal amount outstanding at any time not to exceed the Term Loan Maximum Amount (as defined in the Intercreditor Agreement).

“Termination Date” means the date on which all of the Obligations have been paid in full in cash (other than unasserted contingent indemnification obligations) and all of Lender’s lending commitments under this Agreement and under each of the other Loan Documents have been terminated.

“Transactions” shall mean collectively, the transactions to occur on or prior to the Closing Date (as defined in the Term Debt Loan Agreement) pursuant to the Loan Documents and the Term Debt Loan Agreement, including (a) the execution, delivery and performance of the Loan Documents, the initial borrowings hereunder and the use of proceeds thereof; (b) the Refinancing; (c) the execution, delivery and performance of the Term Debt Documents; (d) the consummation of the Shoals Facility Lease Termination; (e) the consummation of the Mexico JV Transaction; and (f) the payment of Transaction Expenses.

B-29

“Transaction Expenses” shall mean any fees or expenses incurred or paid by Holdings or any of the Subsidiaries in connection with the Transactions (including payments to officers, employees and directors as payouts or special or retention bonuses to be paid on the Closing Date (as defined in the Term Debt Loan Agreement), this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

“UCC” means, at any given time, the Uniform Commercial Code as adopted and in effect at such time in the State of New York or such other applicable jurisdiction.

“Warrants” means the warrants issued by Holdings to the Term Debt Lenders or their Affiliates pursuant to the Term Debt Loan Agreement to purchase Common Stock in accordance with the terms thereof.

“Wholly Owned Subsidiary” of any Person shall mean a subsidiary of such Person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such Person or one or more wholly owned subsidiaries of such Person or by such Person and one or more wholly owned subsidiaries of such Person. Unless otherwise qualified, all references to a “Wholly Owned Subsidiary” or to “Wholly Owned Subsidiaries” in this Agreement shall refer to a Wholly Owned Subsidiary or Wholly Owned Subsidiaries of Holdings.

Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder (including determinations made pursuant to the exhibits hereto) shall be made, and all financial statements required to be delivered hereunder shall be prepared on a consolidated basis in accordance with GAAP consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or financial requirement set forth in any Loan Document, and either Borrowers or Lender shall so request, Lender and Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided, that until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrowers shall provide to Lender financial statements and other documents required under this Agreement and the other Loan Documents which include a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (Codification of Accounting Standards 825-10) to value any Indebtedness or other liabilities of any Loan Party at “fair value”, as defined therein.

Notwithstanding anything to the contrary contained in the paragraph above or the definitions of Capital Expenditures or Capital Leases, in the event of a change in GAAP after the Closing Date requiring all leases to be capitalized, only those leases (assuming for purposes of this paragraph that they were in existence on the Closing Date) that would constitute Capital Leases on the Closing Date shall be considered Capital Leases (and all other such leases shall constitute operating leases) and all calculations and deliverables under this Agreement or the other Loan Documents shall be made in accordance therewith (other than the financial statements delivered pursuant to this Agreement; provided, that all such financial statements delivered to Lender in accordance with the terms of this Agreement after the date of such change in GAAP shall contain a schedule showing the adjustments necessary to reconcile such financial statements with GAAP as in effect immediately prior to such change).

B-30

References in this Agreement to “Articles”, “Sections”, “Annexes”, “Exhibits” or “Schedules” shall be to Articles, Sections, Annexes, Exhibits or Schedules of or to this Agreement unless otherwise specifically provided. Any term defined herein may be used in the singular or plural. “Include”, “includes” and “including” shall be deemed to be followed by “without limitation”. “Or” shall be construed to mean “and/or”. Except as otherwise specified or limited herein, references to any Person include the successors and assigns of such Person. References “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively. Unless otherwise specified herein, the settlement of all payments and fundings hereunder between or among the parties hereto shall be made in lawful money of the United States and in immediately available funds. Time is of the essence for each performance obligation of the Loan Parties under this Agreement and each Loan Document. All amounts used for purposes of financial calculations required to be made herein shall be without duplication. References to any statute or act shall include all related current regulations and all amendments and any successor statutes, acts and regulations. References to any agreement, instrument or document (a) shall include all schedules, exhibits, annexes and other attachments thereto and (b) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein or in any other Loan Document). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Unless otherwise specified herein Dollar ($) baskets set forth in the representations and warranty, covenants and event of default provisions of this Agreement (and other similar baskets) are calculated as of each date of measurement by the Dollar Equivalents thereof as of such date of measurement.

B-31

Schedule C

[Reserved]

C-1

Schedule D

Provide Lender with each of the documents set forth below at the following times in form satisfactory to Lender:

No later than the date that is 45 days after the Closing Date	• a historical financial model for Passport 6.0, in a form to be determined by Lender
Weekly, but in any event no later than the date of each Loan made or more frequently if Lender reasonably requests

•      a detailed aging, by total, of Borrowers’ Accounts, together with an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records, with respect to Borrowers’ Accounts (delivered electronically in an acceptable format)

•      a summary aging, by vendor, of each Loan Party’s accounts payable and any book overdraft and an aging, by vendor, of any held checks (delivered electronically in an acceptable form)

•      if Borrowers’ Minimum Liquidity is less than $7,500,000, a detailed Inventory perpetual report with respect to Borrowers’ Inventory together with a listing by category and location of Inventory (delivered electronically in an acceptable format)

•      copies of invoices (not to exceed 3 invoices per month; provided that such limit shall not apply after the occurrence and during the continuance of an Event of Default) together with corresponding shipping and delivery documents.

Monthly (no later than the 20th day of each calendar month)

•      a detailed calendar month end aging, by total, of Borrowers’ Accounts, together with a monthly Account roll-forward with respect to Borrowers’ Accounts, in a format acceptable to Lender in its reasonable discretion, tied to the beginning and ending Account balances of Borrowers’ general ledger (delivered electronically in an acceptable format)

•      a summary calendar month end aging, by vendor, of each Loan Party’s accounts payable and any book overdraft and an aging, by vendor, of any held checks (delivered electronically in an acceptable format)

•      a detailed calendar month end Inventory perpetual report with respect to Borrowers’ Inventory together with a listing by category and location of Inventory (delivered electronically in an acceptable format)

•      a detailed calculation of Inventory of Borrowers that is not eligible for the Borrowing Base (delivered electronically in an acceptable format)

•      a reconciliation of Accounts, trade accounts payable, and Inventory of Borrowers’ calendar month end general ledger accounts to its monthly financial statements including any book reserves related to each category

•      a monthly sales backlog report

•      a detailed list of all accruals at calendar month end

D-1

Monthly (no later than the 30 days after the end of each calendar month), as set forth in Section 5.15(b)

•      the unaudited interim financial statements of each Loan Party as of the end of such month and of the portion of such Fiscal Year then elapsed

•      a Monthly Financial Model and trial balance (referred to as the “FTA”) for Passport 6.0, in a form to be determined by Lender

•      a Compliance Certificate

Bi-Annually (in January and in July of each calendar year)	• a detailed list of each Loan Party’s customers, with address and contact information • a detailed list of each Loan Party’s vendors, with address and contact information
Annually (within 30 days after the end of each Fiscal Year of Borrowers)

•      an updated Information Certificate(s), true and correct in all material respects as of the date of delivery, accompanied by a certificate executed by an Authorized Officer of Borrowers and substantially in the form of Exhibit F hereto (it being understood and agreed that no such update shall serve to cure any existing Event of Default, including any Event of Default resulting from any failure to provide any such disclosure to Lender on an earlier date or any breach of any earlier made representation and/or warranty)

Yearly (no later than 90 days after the end of each Fiscal Year of Borrowers), as set forth in Section 5.15(a)	• audited financial statements of each Loan Party as of the end of such Fiscal Year • a Compliance Certificate
Yearly (no later than 30 days after the end of each Fiscal Year of Borrowers), as set forth in Section 5.15(d)

•      monthly business projections for the following Fiscal Year for the Loan Parties on a consolidated basis

•      an updated Information Certificate reflecting all changes since the date of the information most recently received by the Lender pursuant to this requirement.

D-2

Schedule E

Financial Covenants

(a)    Minimum Liquidity. Commencing with the first full month ending after the Closing Date, Borrowers shall not permit Minimum Liquidity, tested weekly (or more frequently in Lender’s Permitted Discretion) on the date Borrowers deliver the Borrowing Base report to Lender (together with a Compliance Certificate) pursuant to Schedule D, to be less than $5,000,000.

(b)    Minimum Excess Availability. Commencing with the first full month ending after the Closing Date, Borrowers shall not permit Excess Availability, tested weekly (or more frequently in Lender’s Permitted Discretion) on the date Borrowers deliver the Borrowing Base report to Lender (together with a Compliance Certificate) pursuant to Schedule D, to be less than $2,000,000.

E-1

Schedule F

Account Debtors Excluded from Concentration Limits

1.	The Boeing Company
2.	Taylor Frac, LLC
3.	TTX Company
4.	Lycon Inc.
5.	The National Railroad Passenger Corporation, DBA Amtrak
6.	CIT
7.	Each of their respective Subsidiaries and Affiliates

F-1

Exhibit A

FORM OF NOTICE OF BORROWING

[letterhead of Borrowing Agent]

Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, Connecticut 06902
Attention: Steve Sanicola

Dear Mr. Sanicola:

Please refer to the Loan and Security Agreement dated as of October ____, 2020 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”) among the undersigned, as a Borrower and Borrowing Agent, each of the other Borrowers (as defined therein) the Loan Parties (as defined therein) party thereto, and Siena Lending Group LLC, as Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement. This notice is given pursuant to Section 1.4 of the Loan Agreement and constitutes a representation by Borrowing Agent, on behalf of Borrowers, that the conditions specified in Section 1.6 of the Loan Agreement have been satisfied. Without limiting the foregoing, (a) each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified as to “materiality” or “Material Adverse Effect” in the text thereof) as of the date hereof (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified as to “materiality” or “Material Adverse Effect” in the text thereof) as of such earlier date), both before and after giving effect to the Loans requested hereby, and (b) no Default or Event of Default is in existence, both before and after giving effect to the Loans requested hereby (if not true, in the “Comments Regarding Exceptions” section below, specify the Default of Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrowers with respect to such Default of Event of Default).

Borrowing Agent, on behalf of Borrowers, hereby requests a borrowing under the Loan Agreement as follows:

The aggregate amount of the proposed borrowing is $[______________]. The requested borrowing date for the proposed borrowing (which is a Business Day) is [______________], [____].

Borrowing Agent has caused this Notice of Borrowing to be executed and delivered by its Authorized Officer thereunto duly authorized on [_____________].

Comments Regarding Exceptions: ______________________________.

[Borrowing Agent]

By:
Title:

Ex. A-1

Exhibit B

CLOSING CHECKLIST

[attached]

Ex. B-1

Exhibit C

CLIENT USER FORM

Siena Lending Group LLC
Passport 6.0 – Client User Form

Borrowing Agent: ________

Borrower Number: ________

Loan and Security Agreement Date: October 8, 2020

We, being two Authorized Officers of the above Borrower (the “Borrowing Agent”), refer to the above Loan and Security Agreement (as amended, restated or otherwise modified from time to time, the “Loan Agreement”) between the Borrowing Agent, each of the other Borrowers (as defined therein) and Siena Lending Group LLC. This is the Client User Form, used to determined client access to Passport 6.0.

Being duly authorized by the Borrowing Agent, we each confirm that the following people have been authorized by the Borrowing Agent to have access (Full Access or Read Only, as indicated below) to Passport 6.0:

First Name	Last Name	Full Access or Read Only Access[2]	Email Address	Phone Number

[BORROWING AGENT]

By:	By:

Name:	Name:
Title:	Title:
Date:	Date:

________________________

2 Note: “Full Access” means the designated user will have the following rights: (i) upload documents into Passport 6.0; (ii) access to Borrowers’ portal within Passport 6.0 module; and (iii) authority to request advances. “Read Only Access” means the designated user will be limited to (i) and (ii).

Ex. C-1

Exhibit D

AUTHORIZED ACCOUNTS FORM

Siena Lending Group LLC
Authorized Accounts Form

Borrowing Agent: ________

Borrower Number: ________

Loan and Security Agreement Date: October 8, 2020

I, being an Authorized Officer of the above Borrower (the “Borrowing Agent”), refer to the above Loan and Security Agreement (as amended, restated or otherwise modified from time to time, the “Loan Agreement”) between the Borrowing Agent, each of the other Borrowers (as defined therein) and Siena Lending Group LLC (“Lender”). This is the Authorized Accounts Form, referring to authorized operating bank accounts of the Borrowers. Terms defined in the Loan Agreement have the same meaning when used in this Authorized Accounts Form.

Being duly authorized by the Borrowing Agent, I confirm that the following operating bank accounts of the Borrowing Agent are the accounts into which the proceeds of any Loan may be paid:

Bank	Routing Number	Account number	Account name

[BORROWING AGENT]

By:	By:

Name:	Name:
Title:	Title:
Date:	Date:

Ex. D-1

Exhibit E-1

FORM OF ACCOUNT DEBTOR NOTIFICATION

JAC OPERATIONS, INC.

125 S. Wacker Drive, Suite 1500
Chicago, IL 60606

VIA OVERNIGHT COURIER

___________________________

___________________________

___________________________

Re: Loan Transaction with Siena Lending Group LLC

Ladies and Gentlemen:

Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.

You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions:

If remitting payment via wire transfer, please wire transfer the monies to the following account:

Transit Number (RTN/ABA):	__________________________
Bank Name:	__________________________
Account Name:	__________________________
Beneficiary Account Number:	__________________________
Reference:	__________________________

If payment by check:

Made payable to:	JAC OPERATIONS, INC.

Mailed to:	___________________________
___________________________
___________________________

Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC.

Ex. E-1

This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations).

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-1

Very truly yours,

JAC OPERATIONS, INC.

By:
Name:
Title:

cc:	Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, CT 06902
Attention: Steven Sanicola

Ex. E-1

Exhibit E-2

FORM OF ACCOUNT DEBTOR NOTIFICATION

FREIGHT CAR SERVICES, INC.

125 S. Wacker Drive, Suite 1500
Chicago, IL 60606

VIA OVERNIGHT COURIER

___________________________

___________________________

___________________________

Re: Loan Transaction with Siena Lending Group LLC

Ladies and Gentlemen:

Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.

You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions:

If remitting payment via wire transfer, please wire transfer the monies to the following account:

Transit Number (RTN/ABA):	__________________________
Bank Name:	__________________________
Account Name:	__________________________
Beneficiary Account Number:	__________________________
Reference:	__________________________

If payment by check:

Made payable to:	FREIGHT CAR SERVICES, INC.

Mailed to:	___________________________
___________________________
___________________________

Ex. E-2

Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC.

This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations).

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-3

Very truly yours,

FREIGHT CAR SERVICES, INC.

By:
Name:
Title:

cc:	Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, CT 06902
Attention: Steven Sanicola

Ex. E-2

Exhibit E-3

FORM OF ACCOUNT DEBTOR NOTIFICATION

JAIX LEASING COMPANY

125 S. Wacker Drive, Suite 1500
Chicago, IL 60606

VIA OVERNIGHT COURIER

___________________________

___________________________

___________________________

Re: Loan Transaction with Siena Lending Group LLC

Ladies and Gentlemen:

Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.

You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions:

If remitting payment via wire transfer, please wire transfer the monies to the following account:

Transit Number (RTN/ABA):	__________________________
Bank Name:	__________________________
Account Name:	__________________________
Beneficiary Account Number:	__________________________
Reference:	__________________________

If payment by check:

Made payable to:	JAIX LEASING COMPANY

Mailed to:	___________________________
___________________________
___________________________

Ex. E-3

Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC.

This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations).

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-3

Very truly yours,

JAIX LEASING COMPANY

By:
Name:
Title:

cc:	Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, CT 06902
Attention: Steven Sanicola

Ex. E-3

Exhibit E-4

FORM OF ACCOUNT DEBTOR NOTIFICATION

FREIGHTCAR SHORT LINE, INC.

125 S. Wacker Drive, Suite 1500
Chicago, IL 60606

VIA OVERNIGHT COURIER

___________________________

___________________________

___________________________

Re: Loan Transaction with Siena Lending Group LLC

Ladies and Gentlemen:

Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.

You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions:

If remitting payment via wire transfer, please wire transfer the monies to the following account:

Transit Number (RTN/ABA):	__________________________
Bank Name:	__________________________
Account Name:	__________________________
Beneficiary Account Number:	__________________________
Reference:	__________________________

If payment by check:

Made payable to:	FREIGHTCAR SHORT LINE, INC.

Mailed to:	___________________________
___________________________
___________________________

Ex. E-4

Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC.

This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations).

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-4

Very truly yours,

FREIGHTCAR SHORT LINE, INC.

By:
Name:
Title:

cc:	Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, CT 06902
Attention: Steven Sanicola

Ex. E-4

Exhibit E-5

FORM OF ACCOUNT DEBTOR NOTIFICATION

JOHNSTOWN AMERICA, LLC

125 S. Wacker Drive, Suite 1500
Chicago, IL 60606

VIA OVERNIGHT COURIER

___________________________

___________________________

___________________________

Re: Loan Transaction with Siena Lending Group LLC

Ladies and Gentlemen:

Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.

You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions:

If remitting payment via wire transfer, please wire transfer the monies to the following account:

Transit Number (RTN/ABA):	__________________________
Bank Name:	__________________________
Account Name:	__________________________
Beneficiary Account Number:	__________________________
Reference:	__________________________

If payment by check:

Made payable to:	JOHNSTOWN AMERICA, LLC

Mailed to:	___________________________
___________________________
___________________________

Ex. E-5

Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC.

This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations).

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-5

Very truly yours,

JOHNSTOWN AMERICA, LLC

By:
Name:
Title:

cc:	Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, CT 06902
Attention: Steven Sanicola

Ex. E-5

Exhibit E-6

FORM OF ACCOUNT DEBTOR NOTIFICATION

FREIGHTCAR ALABAMA, LLC

125 S. Wacker Drive, Suite 1500
Chicago, IL 60606

VIA OVERNIGHT COURIER

___________________________

___________________________

___________________________

Re: Loan Transaction with Siena Lending Group LLC

Ladies and Gentlemen:

Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.

You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions:

If remitting payment via wire transfer, please wire transfer the monies to the following account:

Transit Number (RTN/ABA):	__________________________
Bank Name:	__________________________
Account Name:	__________________________
Beneficiary Account Number:	__________________________
Reference:	__________________________

If payment by check:

Made payable to:	FREIGHTCAR ALABAMA, LLC

Mailed to:	___________________________
___________________________
___________________________

Ex. E-6

Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC.

This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations).

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-6

Very truly yours,

FREIGHTCAR ALABAMA, LLC

By:
Name:
Title:

cc:	Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, CT 06902
Attention: Steven Sanicola

Ex. E-6

Exhibit E-7

FORM OF ACCOUNT DEBTOR NOTIFICATION

FREIGHTCAR RAIL SERVICES, LLC

125 S. Wacker Drive, Suite 1500
Chicago, IL 60606

VIA OVERNIGHT COURIER

___________________________

___________________________

___________________________

Re: Loan Transaction with Siena Lending Group LLC

Ladies and Gentlemen:

Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.

You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions:

If remitting payment via wire transfer, please wire transfer the monies to the following account:

Transit Number (RTN/ABA):	__________________________
Bank Name:	__________________________
Account Name:	__________________________
Beneficiary Account Number:	__________________________
Reference:	__________________________

If payment by check:

Made payable to:	FREIGHTCAR RAIL SERVICES, LLC

Mailed to:	___________________________
___________________________
___________________________

Ex. E-7

Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC.

This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations).

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-7

Very truly yours,

FREIGHTCAR RAIL SERVICES, LLC

By:
Name:
Title:

cc:	Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, CT 06902
Attention: Steven Sanicola

Ex. E-7

Exhibit E-8

FORM OF ACCOUNT DEBTOR NOTIFICATION

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

125 S. Wacker Drive, Suite 1500
Chicago, IL 60606

VIA OVERNIGHT COURIER

___________________________

___________________________

___________________________

Re: Loan Transaction with Siena Lending Group LLC

Ladies and Gentlemen:

Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.

You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions:

If remitting payment via wire transfer, please wire transfer the monies to the following account:

Transit Number (RTN/ABA):	__________________________
Bank Name:	__________________________
Account Name:	__________________________
Beneficiary Account Number:	__________________________
Reference:	__________________________

If payment by check:

Made payable to:	FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

Mailed to:	___________________________
___________________________
___________________________

Ex. E-8

Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC.

This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations owing thereunder by us and our subsidiaries or affiliates have been paid in full in cash (other than unasserted contingent indemnification obligations).

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Ex. E-8

Very truly yours,

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

By:
Name:
Title:

cc:	Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, CT 06902
Attention: Steven Sanicola

Ex. E-8

Exhibit F

FORM OF COMPLIANCE CERTIFICATE

[letterhead of Borrowing Agent]

To:	Siena Lending Group LLC
9 W Broad Street, 6th Floor
Stamford, Connecticut 06902
Attention: Steven Sanicola

Re: Compliance Certificate dated _______________

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated as of October 8, 2020 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”) by and among Siena Lending Group LLC (together with its successors and assigns, “Lender”), JAC Operations, Inc., a Delaware corporation (“JAC”), Freight Car Services, Inc., a Delaware corporation (“Freight”), JAIX Leasing Company, a Delaware corporation (“JAIX”), FreightCar Short Line, Inc., a Delaware corporation (“Short”), Johnstown America, LLC, a Delaware limited liability company (“Johnstown”), FreightCar Alabama, LLC, a Delaware limited liability company (“Alabama”), FreightCar Rail Services, LLC, a Delaware limited liability company (“Rail”), and FreightCar Rail Management Services, LLC, a Delaware limited liability company (“Management” and together with JAC, Freight, JAIX, Short, Johnstown, Alabama, Rail, and any other Person who from time to time becomes a Borrower hereunder, collectively, the “Borrowers” and each individually, a “Borrower”) and each of the Loan Parties (as defined therein) party thereto. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

Pursuant to Section 5.15 of the Loan Agreement, the undersigned Authorized Officer of Borrowing Agent, on behalf of the Borrowers, hereby certifies (solely in his capacity as an officer of Borrowing Agent and not in his individual capacity) that:

1.       [The financial statements of Borrowers for the ___ -month period ending _____________ attached hereto have been prepared in accordance with GAAP, and fairly present in all material respects the financial condition of Borrowers for the periods and as of the dates specified therein.]3

2.       As of the date hereof, there does not exist any Default or Event of Default.

3.       Borrowers are in compliance with the applicable financial covenants contained in Section 5.26 of the Loan Agreement [for the periods covered by this Compliance Certificate][as of the date of this Compliance Certificate]4. Attached hereto are statements of all relevant facts and computations in reasonable detail sufficient to evidence Borrowers’ compliance with such financial covenants, which computations were made in accordance with GAAP.

________________________

3 Note: Not required when delivering this certificate only with the Borrowing Base report.

4 Note: Borrower to choose second option when delivering this certificate with the Borrowing Base report.

Ex. F-1

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned Authorized Officer this ____ day of _______________, ______.

[BORROWING AGENT]

By:
Name:
Title:

Ex. F-2

Exhibit G

FORM OF MONTHLY FINANCIAL MODEL

[See attached]

Ex. G

Exhibit H

FORM OF SUBORDINATED INTERCOMPANY NOTE

[See attached]

Ex. G